UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Mondelēz International, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NABISCO
RITZ

Mondelēz International

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS AND ANNUAL PROXY STATEMENT

triscuit thin crisps
zesty jalapeño
ORGANIC triscuit
original made with sea salt
RITZ bits
RITZ CRACKERS
the original
OREO THINS
OREO
TOBLERONE
belVita ENERGY SNACK BITES
FUEL FROM QUALITY INGREDIENTS
CLIF BAR minis
7 DAYS
soft croissant
Milka
Côte d'Or
SOUR PATCH KIDS
Cadbury DAIRY MILK

Mondelēz International | STRATEGIC OVERVIEW

2025 HIGHLIGHTS

Net revenue
$38.5B
(+5.8% 2024)

Diluted EPS
$1.89
(-44.7% 2024)

Organic net revenue[1]
$37.9B
(+4.3% 2024)

Adjusted EPS[1]
$2.92
(-12.8% 2024)

1 For definitions and reconciliations of non-GAAP financial measures, see Annex A: Financial Measures Definitions and GAAP to Non-GAAP Reconciliations

NET REVENUES BY CATEGORY

Below are just a few of our brands that our consumers enjoy around the world

BISCUITS & BAKED SNACKS

CHOCOLATE

$38.5B
2025 net revenues

Biscuits & Baked Snacks	48%
Chocolate	33%
Gum & Candy	10%
Cheese & Grocery	6%
Beverages	3%

OUR GROWTH AND ACCELERATION STRATEGY

GROWTH
Accelerating Consumer-centric Growth

EXECUTION
Driving Operational Excellence

CULTURE
Building a Winning Growth Culture

SUSTAINABILITY
Scaling More Sustainable Snacking

2026 PROXY STATEMENT | 1
LETTER FROM OUR CHAIR AND CHIEF
EXECUTIVE OFFICER

April 3, 2026
Dirk Van de Put
Chair and Chief Executive Officer
Dear Fellow Shareholders,
2025 was a year of strength and transition for Mondelēz International. Amid a challenging backdrop, with historic volatility in cocoa markets and uneven consumer confidence, we delivered solid net revenue growth, durable gross profit dollar generation and strong free cash flow. We also continued to return meaningful capital to our shareholders through dividends and share repurchases. These results reflect the resilience of our categories, the strength of our brands, and the discipline of our execution.
We exited 2025 as a structurally stronger company, positioning us well on our path to reaccelerate growth and consistently deliver our long-term growth algorithm.
Snacking remains deeply embedded in daily life. Consumers snack more than three times per day globally, and our core categories continue to grow faster than broader food. We hold the #1 global position in biscuits and with a strong #2 position in chocolate, with meaningful headroom across cakes and pastries and snack bars. Core snacks are expected to grow steadily over the next five years, supported by stable per capita consumption and continued value expansion.
Our revenue mix has increasingly shifted toward these core categories, and we expect them to comprise 90% of revenues by 2030. Combined with our global footprint and local-first operating model, this focus creates a scalable and resilient growth system.
Emerging markets are now a scaled engine of growth, not a future option. Approximately 40% of our revenue comes from these markets, where we have delivered double-digit organic net revenue growth over the past five years. China,
India, Brazil, and Mexico represent nearly half of our emerging markets revenue and continue to offer substantial runway through distribution expansion, affordability-focused price pack architecture, and locally relevant innovation. We remain confident that emerging markets will continue to deliver sustainable, volume-led growth over the long term.
In developed markets, our focus is equally clear: improve execution and restore consistent volume momentum. In North
America, we have launched a multi-year supply chain modernization program designed to enhance flexibility, optimize costs, and improve service beginning in 2027. We are increasing working media investments, expanding distribution in under-indexed channels, and refining our price pack architecture to meet evolving consumer needs. While the environment remains competitive, penetration of our brands is stable, and we are confident in our ability to strengthen performance over time.
In Europe, our chocolate business navigated an unprecedented cocoa cycle. Despite significant pricing actions, category fundamentals remain attractive, supported by strong brand loyalty and historically moderate elasticity. As cocoa markets stabilize, we are refining price points, expanding premium offerings, accelerating innovation, and strengthening supply chain resilience. We believe these actions position Europe for recovery and renewed growth.
Cocoa volatility was the defining challenge of 2025. We addressed it through disciplined pricing, structural supply chain actions, and focused reinvestment. We are expanding sourcing beyond West Africa, supporting improved agronomy practices and large-scale farming, and investing in alternative technologies, including cell-cultured and fermented cocoa. As cocoa fundamentals normalize, we expect improved margin dynamics and stronger earnings growth beginning in 2027, while continuing to invest appropriately behind our brands.

2 | 2026 PROXY STATEMENT

LETTER FROM OUR CHAIR AND CHIEF EXECUTIVE OFFICER
To further elevate execution in this dynamic environment, we appointed Luca Zaramella as Chief Operating Officer, overseeing our commercial operations across all four geographic regions, as well as our corporate sales, marketing, and supply chain functions. In the near term, Luca also remains in his role as Chief Financial Officer, while we search for a new leader to fulfill that role. Luca is a strong operational and financial leader with deep knowledge of our business and a consistent record of driving results. His expanded role is designed to sharpen accountability, accelerate decision-making, and raise the bar on operational excellence across the enterprise. I am confident that this structure will further strengthen our execution and accelerate our performance as we realize the promise of our growth agenda.
Across the Company, our competitive advantages continue to compound. Our iconic brands demonstrate strong and growing consumer equity. Our localized supply chains and route to market capabilities enable speed and agility. Our category-focused research and development fuels innovation. And our engaged culture, grounded in a growth mindset and local accountability, supports consistent performance.
These advantages underpin our long-term growth algorithm aspiration of 3% to 5% organic net revenue growth, high single-digit adjusted EPS growth, and more than $3 billion in free cash flow. We remain committed to disciplined capital allocation, balancing reinvestment in the business, targeted bolt-on acquisitions, and meaningful returns of capital to shareholders.
While volatility may persist in the near term, our fundamentals are strong. We operate in attractive and resilient categories, supported by leading brands, a diversified geographic footprint, and strengthened operational leadership.
We are confident in our strategy, confident in our team, and confident in our ability to deliver sustainable, long-term value.
On behalf of our approximately 91,000 colleagues around the world, thank you for your continued trust and investment in Mondelēz International.
Sincerely,
Dirk Van de Put
Chair and Chief Executive Officer
Mondelēz International, Inc.

2026 PROXY STATEMENT | 3
LETTER FROM OUR LEAD
INDEPENDENT DIRECTOR

April 3, 2026
Patrick T. Siewert
Lead Independent Director
“We recognize that
when you invest in
Mondelēz International,
you place your trust in the
Board, the management
team, and the Company.
We deeply value that trust
and remain committed to
providing independent
oversight, sound
governance, and long-
term value creation for
our shareholders.”
Dear Fellow Shareholders,
As we reflect on 2025 and look ahead, I am pleased to share the Board’s continued focus on advancing Mondelēz International’s long-term growth strategy and upholding strong governance practices. The progress the
Company has achieved amid a dynamic and, at times, volatile operating environment reinforces our confidence in the path we have charted.
During 2025, the Company navigated historic volatility in cocoa markets and evolving consumer demand patterns across several regions. Throughout this period, the Board remained closely engaged with Chair and Chief Executive
Officer Dirk Van de Put and the broader executive leadership team as they executed the Company’s strategy. We reviewed business plans, margin dynamics, capital allocation priorities, and supply chain resilience initiatives, while maintaining our focus on restoring consistent volume momentum in developed markets and sustaining strong growth across emerging markets.
The Board continues to support management’s disciplined execution on our path to consistently deliver our long-term growth algorithm aspiration and
Vision 2030 priorities. We remain committed to providing independent, strategic oversight of the Company’s operations and helping ensure that robust governance practices remain at the foundation of our decision-making. Independent directors meet regularly in executive sessions, and we maintain active oversight across strategy, risk management, succession planning, and executive compensation.
Board composition and refreshment remain priorities. Our directors collectively bring deep global consumer, financial, operational, and governance expertise. We believe this breadth of experience positions us well to guide the Company as it navigates an evolving global landscape.
At our 2026 Annual Meeting, we will ask shareholders to elect a highly qualified slate of director nominees whose skills and experience align with the Company’s strategy and global footprint.
Leadership development is also a key area of the Board’s focus. During the year, we appointed Luca Zaramella to serve as Chief Operating Officer.
This decision reflects the Board’s confidence in Luca’s operational and financial leadership and our commitment to supporting strong execution as the Company advances its growth agenda.
Sustainability initiatives continue to be a driver of long-term value creation. The Board oversees progress against the
Sustainability pillar of Vision 2030, including responsible sourcing initiatives and efforts to enhance supply chain resilience and promote human rights across the value chain. We believe these actions are integral to maintaining the strength of our brands, supporting the communities in which we operate, and creating long-term value.
We recognize that when you invest in Mondelēz International, you place your trust in the Board, the management team, and the Company. We deeply value that trust and remain committed to providing independent oversight, sound governance, and long-term value creation for our shareholders. As we have in years past, we regularly engaged with shareholders in 2025 to seek their input on emerging issues, address their questions, and understand their perspectives.

4 | 2026 PROXY STATEMENT

LETTER FROM OUR LEAD INDEPENDENT DIRECTOR
On behalf of the Board of Directors, thank you for your continued investment in Mondelēz International. We encourage you to review this proxy statement and vote your shares in alignment with the Board’s recommendations.
Sincerely,
Patrick T. Siewert
Lead Independent Director
Mondelēz International, Inc.

2026 PROXY STATEMENT | 5
NOTICE OF 2026 ANNUAL MEETING
OF SHAREHOLDERS

TIME AND DATE 9:00 a.m. CDT on May 20, 2026 Venue Virtual Annual Meeting www.proxydocs.com/MDLZ Record Date March 11, 2026	905 West Fulton Market, Suite 200 Chicago, IL 60607
 5WHO MAY VOTE:

ITEMS OF BUSINESS:
1.	To elect as directors the 10 director nominees named in the Proxy Statement (“Proxy Statement”);
2.	To approve, on an advisory basis, the Company’s executive compensation;
3.	To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accountants for the fiscal year ending December 31, 2026;
4.	To vote on two shareholder proposals if properly presented at the meeting; and
5.	To transact any other business properly presented at the meeting.
WHO MAY VOTE:
Shareholders of record of Mondelēz International Class A Common Stock at the close of business on March 11, 2026, are entitled to vote at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”).
DATE OF DISTRIBUTION:
On or about April 3, 2026, we distributed the Notice of Internet Availability of Proxy Materials and made available electronically the Proxy Statement, Proxy Card, and Annual Report on Form 10-K for the year ended December 31,
2025 (the “2025 Form 10-K”) online at www.proxydocs.com/MDLZ.
FORMAT OF THE ANNUAL MEETING OF SHAREHOLDERS:
The Board of Directors (the “Board”) has determined that we will hold a virtual Annual Meeting via webcast. We have designed the format of the Annual Meeting so that shareholders have the same rights and opportunities as they would have at a physical meeting for meaningful engagement with the Company.
Access to the Webcast of the Annual Meeting: Only shareholders of record and beneficial owners of shares of our
Common Stock as of the close of business on March 11, 2026, the record date, may attend and participate in the
Annual Meeting, including voting and asking questions during the virtual Annual Meeting.
To attend the Annual Meeting, you must register at www.proxydocs.com/MDLZ. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.

6 | 2026 PROXY STATEMENT

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS
As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Notice of Internet Availability. If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank, or other nominee as part of the registration process.
On the day of the Annual Meeting, May 20, 2026, shareholders may begin to log in to the virtual Annual Meeting
15 minutes prior to the Annual Meeting. The Annual Meeting will begin promptly at 9:00 a.m. CDT.
Should you encounter any difficulties accessing the virtual Annual Meeting platform, including any difficulties voting or submitting questions, we will have technicians ready to assist you. You may call the technical support number that will be posted in your instructional email.
A recording of the Annual Meeting will be available following the meeting in the investor relations section of our website at www.mondelezinternational.com.
On behalf of our Board of Directors, management, and employees, thank you for your continued support.
Laura Stein
Executive Vice President, Corporate & Legal Affairs,
General Counsel, and Corporate Secretary
April 3, 2026
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD ON MAY 20, 2026
Mondelēz International, Inc.’s Proxy Statement and 2025 Form 10-K are available at www.proxydocs.com/MDLZ.

HOW TO VOTE
Your vote is important. We
encourage you to review the proxy
materials and vote your shares as
soon as possible, even if you plan to
attend the Annual Meeting online. If
you are voting via the Internet, with
your mobile device or by telephone,
be sure to have your Proxy Card or
Voting Instruction Form (“VIF”) in
hand and follow the instructions. You
can vote any of four ways:
VIA THE INTERNET Visit the website listed on your Notice of Internet Availability of Proxy Materials, Proxy Card, or VIF.	WITH YOUR MOBILE DEVICE Scan the QR barcode on your Notice of Internet Availability of Proxy Materials, Proxy Card, or VIF.	BY TELEPHONE Call the telephone number on your Proxy Card or VIF.	BY MAIL If you received paper copies of your Proxy Materials, mark, sign, date, and return the Proxy Card in the envelope provided.

2026 PROXY STATEMENT | 7

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS
FORWARD-LOOKING STATEMENTS
This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any projections of earnings, revenue, or other financial items; any statements of the plans, strategies, and objectives of management; any statements regarding our sustainability strategies, goals, and initiatives; any statements regarding future economic conditions or performance; any statements of belief or expectation; and any statements of assumptions underlying any of the foregoing or other future events. Forward-looking statements may include, among others, the words, and variations of words, “will,” “may,” “expect,” “would,” “could,” “might,” “intend,” “plan,” “believe,”
“likely,” “estimate,” “anticipate,” “objective,” “predict,” “project,” “drive,” “seek,” “aim,” “target,” “potential,” “commitment,”
“outlook,” “continue,” or any other similar words.
Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results or outcomes could differ materially from those projected or assumed in any of our forward-looking statements.
Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, many of which are beyond our control and are amplified by ongoing macroeconomic volatility and uncertainty, including current and potential trade and tariff actions affecting countries where we operate. Please see our risk factors, as they may be amended from time to time, set forth in our filings with the U.S. Securities and Exchange Commission (“SEC”), including our most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. There may be other factors not presently known to us or which we currently consider to be immaterial that could cause our actual results to differ materially from those projected in any forward-looking statements we make. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this report except as required by applicable law or regulation.
The sustainability information included in, and any sustainability issues identified as material for purposes of, this document may not be considered material for SEC reporting purposes. In the context of this disclosure, the term
“material” for sustainability matters is distinct from, and should not be confused with, such term as defined for SEC reporting purposes. Website references throughout this proxy statement are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this proxy statement. In addition, historical, current, and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.

8 | 2026 PROXY STATEMENT

2026 PROXY STATEMENT | 9

TABLE OF CONTENTS

10 | 2026 PROXY STATEMENT
PROXY STATEMENT SUMMARY

This summary highlights select information contained elsewhere in this Proxy Statement. You should read the entire
Proxy Statement carefully and consider all available information before voting. For more complete information regarding
Mondelēz International Inc.’s (“Mondelēz’s,” “Mondelēz International’s,” or the “Company’s”) 2025 performance, please see our Annual Report on Form 10-K for the year ended December 31, 2025.

2026 ANNUAL MEETING OF SHAREHOLDERS

9:00 a.m. CDT on Wednesday, May 20, 2026.	The Annual Meeting will be a virtual meeting of shareholders conducted via webcast.	Record Date March 11, 2026.	Each outstanding share of Class A Common Stock (“Common Stock”) is entitled to one vote on each matter to be voted upon at the Annual Meeting.
Shareholders must register to attend the
meeting, vote, and submit questions by
visiting www.proxydocs.com/MDLZ
and using the control number shown on
their Notice of Internet Availability of Proxy
Materials, Proxy Card, or VIF.

HOW TO VOTE IN ADVANCE OF THE MEETING
Even if you plan to attend the Annual Meeting, please vote in advance. If you are voting via the Internet, with your mobile device or by telephone (where available), be sure to have your Notice of Internet Availability of Proxy Materials,
Proxy Card, or VIF in hand and follow the instructions. You can vote in advance of the meeting any of four ways:

VIA THE INTERNET Visit the website listed on your Notice of Internet Availability of Proxy Materials, Proxy Card, or VIF.	WITH YOUR MOBILE DEVICE Scan the QR barcode on your Notice of Internet Availability of Proxy Materials, Proxy Card, or VIF.	BY TELEPHONE Call the telephone number on your Proxy Card or VIF.	BY MAIL If you received paper copies of your Proxy Materials, mark, sign, date, and return the Proxy Card in the envelope provided.

2026 PROXY STATEMENT | 11

PROXY STATEMENT SUMMARY Items of Business

ITEMS OF BUSINESS

Item		Voting Choices	Board’s Voting Recommendation	More Information

Company Proposals:

Item 1.	Election of 10 director nominees named in the Proxy Statement	With respect to each nominee: For Against Abstain	FOR All Nominees	Page 18

Item 2.	Advisory vote to approve executive compensation	For Against Abstain	FOR	Page 105

Item 3.	Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accountants for the fiscal year ending December 31, 2026	For Against Abstain	FOR	Page 106

Shareholder Proposals:

Item 4.	Report on objective evaluation of plastics packaging policies	For Against Abstain	AGAINST	Page 109

Item 5.	Adopt independent board chairman policy	For Against Abstain	AGAINST	Page 112

Transact any other business properly presented at the meeting.

12 | 2026 PROXY STATEMENT

PROXY STATEMENT SUMMARY About Mondelēz International

ABOUT MONDELĒZ INTERNATIONAL
Mondelēz International empowers people to snack right around the world. With global net revenues of $38.5 billion in
2025, we are leading the future of snacking with iconic global and local brands such as Oreo, Ritz, LU, CLIF Bar, and
Tate’s Bake Shop biscuits and baked snacks, as well as Cadbury Dairy Milk, Milka, and Toblerone chocolate. Our mission is to provide the right snack, for the right moment, made the right way.

■	Biscuits & Baked Snacks
■	Chocolate
■	Gum & Candy
■	Cheese & Grocery
■	Beverages
APPROXIMATELY 91,000
EMPLOYEES BRING OUR BRANDS
TO LIFE MAKING AND BAKING OUR
DELICIOUS PRODUCTS

■	Asia, Middle East and Africa
■	Europe
■	North America
■	Latin America
OUR PRODUCTS ARE ENJOYED
IN OVER 150+ COUNTRIES
AROUND THE WORLD

DIRECTOR NOMINEES
ELECTION OF DIRECTORS – NOMINEES
The Board nominated each of the 10 incumbent directors listed here. The Director nominees vary in age from 59 to 70, include four women, and collectively bring a range of professional and life experiences to the Board. Three self-identify as Black and seven self-identify as White. Directors are elected for a term of one year. Additional information about the director nominees is provided under “Director Nominees for Election at the Annual Meeting” on page 23.
Director Nominee Tenure and Age

Global Perspective

All 10 directors have global business and other international experience

2026 PROXY STATEMENT | 13

PROXY STATEMENT SUMMARY Director Nominees
Director Nominees at a Glance

Ertharin Cousin
Founder, President and Chief
Executive Officer, Food Systems
for the Future Institute and
Former Executive Director of the
United Nations World Food
Program
Director since 2022
Age: 68
INDEPENDENT
	Cees ‘t Hart Former Chief Executive Officer, Carlsberg Group Director since 2023 Age: 67 INDEPENDENT	Nancy McKinstry Former Chief Executive Officer and Chair of the Executive Board, Wolters Kluwer N.V. Director since 2025 Age: 67 INDEPENDENT	Brian J. McNamara Chief Executive Officer, Haleon plc Director since 2024 Age: 59 INDEPENDENT

Jorge S. Mesquita Former Chief Executive Officer, BlueTriton Brands, Inc. Director since 2012 Age: 64 INDEPENDENT	Jane Hamilton Nielsen Former Chief Operating Officer, Ralph Lauren Corporation Director since 2021 Age: 61 INDEPENDENT	Paula A. Price Former Executive Vice President and Chief Financial Officer, Macy’s, Inc., Director since 2024 Age: 64 INDEPENDENT
Patrick T. Siewert
Chairman Asia, Restaurant
Brands International and Head of
Consumer, Media, and Retail,
The Carlyle Group Asia, Retired
Director since 2012
Lead Independent Director since
2022
Age: 70
INDEPENDENT

	Michael A. Todman Former Vice Chairman, Whirlpool Corporation Director since 2020 Age: 68 INDEPENDENT	Dirk Van de Put Chair and Chief Executive Officer, Mondelēz International, Inc. Director since 2017 Age: 65

14 | 2026 PROXY STATEMENT

PROXY STATEMENT SUMMARY Our Governance Framework

OUR GOVERNANCE FRAMEWORK
OUR STRONG CORPORATE GOVERNANCE FRAMEWORK PROMOTES THE
LONG-TERM INTERESTS OF SHAREHOLDERS, ACCOUNTABILITY, AND TRUST IN
THE COMPANY
Our governance practices and policies enhance the effectiveness and accountability of our Board and promote the
Company’s long-term success. Key aspects of our corporate governance framework are highlighted below. You can find additional detail under “Corporate Governance” beginning on page 33, “Compensation Governance” on page 82, and
“2026 Annual Meeting of Shareholders” on page 10.

Key Practice or Policy	Benefits

Lead Independent Director. Our Lead Independent Director has
broad and substantive duties and responsibilities that have
considerable overlap with those typically performed by an
independent Board Chair, including:
•engages in planning and approval of meeting schedules
and agendas;
•presides over regular executive sessions of
independent directors;
•provides input into the design of the annual Board, committee, and individual director self- and peer-evaluation processes;
•serves as an alternate member of all Board committees;
•conducts the annual Board and individual director self- and peer-evaluation processes in coordination with the Governance,
Membership, and Sustainability Committee (the “Governance
Committee”); and
•consults with shareholders.

A highly effective and engaged Lead Independent Director:
•provides independent Board leadership and oversight, including on business matters and risk management activities;
•enhances independent directors’ input and investors’ perspectives on agendas and discussions;
•fosters candid discussion during regular executive sessions of the independent directors;
•facilitates effective communication and interaction between the
Board and management;
•serves as a liaison between the independent directors and the
Chair and CEO; and
•provides feedback to management regarding Board concerns and information needs.

Majority Independent Board.
•At least 80% of our directors must meet the independence
requirements prescribed by Nasdaq listing standards.
•The Corporate Governance Guidelines (the “Guidelines”)
provide that currently the Chair and CEO should be the only
member of management to serve as a director.

•Provides independent Board oversight of management on behalf of shareholders.
•Board composed entirely of independent directors, with the
exception of the CEO.
•Committees composed entirely of and chaired by
independent directors.

Annual Election of Directors. Shareholders elect directors annually by majority vote in uncontested elections.	Strengthens Board, committee, and individual director accountability.

Proxy Access. Shareholders that own 3% or more of our outstanding Common Stock continuously for at least three years may nominate up to two director nominees to our Proxy Statement.	Strengthens Board accountability and encourages engagement with shareholders regarding Board composition.

Special Meeting of Shareholders. The holders of at least 20% of the voting power of our outstanding Common Stock may call a special meeting of shareholders.	Strengthens Board accountability and encourages engagement with shareholders regarding important matters.

2026 PROXY STATEMENT | 15

PROXY STATEMENT SUMMARY Our Governance Framework

Key Practice or Policy	Benefits

Regular Shareholder Engagement.
•We regularly engage with shareholders to seek their input on emerging issues, address their questions, and understand
their perspectives.
•The Lead Independent Director is available for consultation with our shareholders.

•Following our 2025 Annual Meeting of Shareholders, we reached out to shareholders representing approximately 57% of our
outstanding shares and engaged with 23 different shareholders that collectively represent approximately 35% of our outstanding shares. The Lead Independent Director met with shareholders
representing approximately 22% of our outstanding shares.
•This practice provides open channels of communication with our shareholders and helps promote regular consideration of and
response to feedback on the Company’s strategy, corporate
governance, compensation, and sustainability practices.

Annual Board and Committee Self-Assessments.
•Annual Board, committee, and director self- and
peer-assessments.
•The results of these self- and peer-assessments are used in planning Board and committee meetings and agendas, fostering director accountability and committee effectiveness, analyzing
Board composition, and making director recruitment and
governance decisions.

•Promotes continuous process improvement of the Board
and committees.
•Provides an opportunity to discuss individual directors’
contributions and performance and to solicit their views on
improving Board and committee performance.
•Provides a disciplined mechanism for director input into the Board’s evolution and succession planning process.

Tenure and Retirement Policies. •Non-employee directors have a term limit of 15 years. •Non-employee directors will not be nominated for election to the Board after their 75th birthday.	•Promotes ongoing evolution and refreshment. •Average tenure for current directors is approximately six years.

Stock Ownership Requirements. Directors must own shares of our Common Stock in an amount equal to five times the annual Board cash retainer within five years of joining the Board.	Aligns directors’ and shareholders’ long-term interests.

Anti-Hedging Policy. Our Insider Trading Policy prohibits
employees and directors from engaging in transactions involving derivative securities, short-selling, or hedging transactions that create an actual or potential bet against the Company or one of its subsidiaries.
Eliminates the opportunity to benefit from a decrease in our stock price.

16 | 2026 PROXY STATEMENT

PROXY STATEMENT SUMMARY Executive Compensation

EXECUTIVE COMPENSATION
OVERVIEW OF PAY ELEMENTS
This table describes the primary elements and objectives of the 2025 executive compensation program for our Named
Executive Officers (“NEOs”), reflecting the philosophy of our People and Compensation Committee (the “PCC”) to set
challenging but attainable targets to reward performance.

Pay Element	Vehicle	2025 Performance Measures & Key Characteristics(1)		2025 Objectives
Base Salary	Cash	Fixed cash paid regularly		Attract and retain world-class business leaders by offering market-competitive salaries based on role, responsibilities, experience, individual performance, and internal equity
Annual Incentive Plan	100% At-risk cash	80% Financial Measures: •Organic Volume Growth (15%) •Organic Net Revenue Growth (15%) •Adjusted Gross Profit Growth (35%) •Adjusted Operating Income Growth (15%) •Free Cash Flow (20%)	30pp Market Share Overlay	Reward and motivate annual achievements of critical financial goals and strategic objectives across four priorities: growth, execution, culture, and sustainability

20% Strategic Progress Indicator Goals(2)
Long-Term Incentive Program	75% Performance Share Units (“PSUs”) 3-year cliff vesting	•Organic Net Revenue Growth (50%) •Adjusted EPS Growth (50%)	25pp Annualized Relative Total Shareholder Return (“TSR”) Modifier(3)	Reward long-term performance for delivering sustained long-term growth and creating shareholder value
	25% Stock Options 3-year ratable vesting	Stock Price
(1)A more detailed discussion, including definitions of the financial measures, appears in the CD&A and in Annex A.
(2)See “Strategic Progress Indicator Goals” on page 72 for details.
(3)For PSUs, require above median performance (60th percentile) for the relative TSR modifier to have a positive impact on payouts.
2025 COMPENSATION PROGRAM DESIGN CHANGES
We did not make any material changes to our 2025 design relative to our design in 2024, except for PSUs. For the
2025-2027 PSUs, we retained the same three performance metrics as prior years. However, we shifted relative TSR from a 50% weighting to a modifier, which may increase or decrease the number of PSUs earned by up to 25pp. This change aligns with the prevalent market practice and emphasizes the two equally weighted financial metrics (Organic
Net Revenue Growth and Adjusted EPS Growth), which are vital in accomplishing our long-term strategy, while continuing to include relative TSR. Relative TSR remains an important metric for measuring relative outperformance and incentivizing shareholder value creation. The relative TSR modifier will not have a positive impact on the number of earned PSUs unless our relative TSR meets or exceeds the 60th percentile. Further, the relative TSR modifier cannot result in a PSU payout greater than 200% of target.
Our program remains aligned with our business strategy and reflects the strength of ongoing shareholder feedback, demonstrated by the strong levels of support we have received historically from shareholders on our Say-on-Pay.

2026 PROXY STATEMENT | 17

PROXY STATEMENT SUMMARY Executive Compensation
TOTAL TARGET COMPENSATION MIX
The PCC places significant focus on performance-based compensation, which is provided in the form of an annual performance incentive under the Annual Incentive Plan and stock options and PSUs under the Long-Term Incentive plan. Our focus on performance-based compensation rewards strong company financial and operating performance and aligns the interests of our NEOs with those of our shareholders.
Below, we show the 2025 total target compensation mix for our CEO and the average for our other NEOs. This compensation mix includes base pay, target annual incentive, and long-term incentive grants. Most of the compensation for both the CEO and the other NEOs is variable and at risk.
CEO

93% Pay at Risk

Other NEOs

85% Pay at Risk

●	Base Salary
●	Annual Incentives
●	Stock Options
●	PSUs

18 | 2026 PROXY STATEMENT
ITEM 1. ELECTION OF DIRECTORS

HOW WE BUILD AN EXPERIENCED AND QUALIFIED BOARD
OBJECTIVE
The Governance Committee works with the Board to determine the appropriate mix of individuals to form a Board that is strong in its collective knowledge, competencies, and experiences.
HOW WE GET THERE
The Governance Committee identifies, evaluates, and recommends to the Board director nominees for election at the
Annual Meeting. The Governance Committee invites director nominee suggestions from the directors, management, shareholders, and others. In addition, the Governance Committee has retained a third-party executive search firm to assist in identifying and evaluating potential director nominees based on the Board’s recruitment objectives.
The Governance Committee considers the factors below when selecting and recruiting directors in the annual nomination process. This year, the Board is renominating 10 incumbent directors.

Relevant Qualifications, Knowledge,
and Experience
The Board believes all directors should
possess certain attributes, including
integrity, sound business judgment, and
strategic vision, as these characteristics
are necessary to establish a competent,
ethical, and well-functioning board that best
represents shareholders’ interests.

Consistent with our Guidelines, when evaluating the suitability of an individual for nomination to our Board, the Governance Committee considers:
•the candidate’s general understanding of the varied disciplines relevant to the success of a large, publicly-traded company in today’s global business environment;
•the candidate’s understanding of the Company’s global businesses and markets;
•the candidate’s professional experience and educational background;
•other factors that promote diverse views, knowledge, experience, and backgrounds;
•whether the candidate meets various independence requirements, including whether his or her service on boards and board committees of other organizations is consistent with our conflicts of interest policy; and
•whether the candidate can devote sufficient time and effort to fulfill a director’s responsibilities to the Company given his or her other commitments.

Individual Director Self-Assessments The Board believes that directors should not expect to be renominated automatically and that directors’ qualifications and performance should be evaluated annually.
The annual Board and director self-assessment processes are important determinants in a director’s renomination and tenure. Annually, all incumbent director nominees complete questionnaires to update and confirm their background, qualifications, and skills, and to identify any potential conflicts of interest. The Governance Committee, in coordination with the Lead
Independent Director, assesses the experience, qualifications, attributes, skills, and contributions of each director. The Governance Committee also considers each individual in the context of the Board composition as a whole, with the objective of recruiting and recommending a slate of director nominees who can best sustain the Company’s success and represent our shareholders’ interests through the exercise of sound judgment and informed decision-making.

Board Refreshment Through Director
Tenure and Age Limits
The Board believes it is helpful to have
a balance of long-term members with
in-depth knowledge of our business and
new members who bring valuable skills
and fresh perspectives.

Our Guidelines provide that non-employee directors have a term limit of 15 years. In addition, non-employee directors will not be nominated for re-election to the Board after they reach age
75. The current Board composition reflects the Board’s commitment to ongoing refreshment and the importance of maintaining a balance of tenure and experience.

2026 PROXY STATEMENT | 19

ITEM 1. ELECTION OF DIRECTORS How We Build an Experienced and Qualified Board

The Board Values Diverse Views and Experiences
When assembling the pool of candidates from which directors are selected, the Governance
Committee considers diverse views, knowledge, experience, and backgrounds which contribute to more informed and effective decision-making. As part of the search process for new directors, the Governance Committee seeks out women and ethnically diverse candidates to include in the pool from which director nominees are chosen, with the ultimate decision on all
Board nominations being based on the contributions that the selected nominees will bring to the Board. The Governance Committee assesses the effectiveness of these efforts in its annual assessment.

This year, the Board is nominating 10 incumbent directors.
BOARD COMPOSITION: DIRECTOR QUALIFICATIONS, KNOWLEDGE,
AND EXPERIENCE
Based upon its discussions with the Board, the Governance Committee has identified seven key director competencies that are desirable in order for the Board to fulfill its current and future obligations.

Key Competencies		Relevant Experience

INDUSTRY EXPERIENCE	Industry Experience is vital to reviewing and understanding strategy, and the connections between strategy and the potential acquisition of businesses that offer complementary products or services.	•Food and beverage •Consumer products •Global food strategies

SIGNIFICANT OPERATING EXPERIENCE
Significant Operating Experience as a current or former
executive of a large global company or other large
organization gives a director specific insight and expertise that will foster active participation in the development and implementation of the Company’s operating plan and
business strategy.
•CEO/COO •Manufacturing operations •Retail operations •Technology/information technology strategy

LEADERSHIP EXPERIENCE
Leadership Experience gives a director the ability to
motivate, manage, identify, and develop leadership
qualities in others and promotes strong critical thinking and verbal communication skills, as well as diverse views and
thought processes.
•CEO/COO or other leadership positions at complex organizations •M&A/alliances/partnerships •Strategic planning •Talent assessment and people development/ compensation

GLOBAL BUSINESS AND OTHER INTERNATIONAL EXPERIENCE	Global Business and Other International Experience are important given the Company’s global presence.	•Developed markets •Emerging markets •Government affairs/regulatory compliance

ACCOUNTING AND FINANCIAL EXPERTISE	Accounting and Financial Expertise enables a director to analyze financial statements, capital structure, and complex financial transactions, and oversee accounting and financial reporting processes.	•CFO •M&A/alliances/partnerships •Financial acumen/capital markets •Cost management

20 | 2026 PROXY STATEMENT

ITEM 1. ELECTION OF DIRECTORS How We Build an Experienced and Qualified Board

Key Competencies	Relevant Experience

PRODUCT RESEARCH, DEVELOPMENT, AND MARKETING EXPERIENCE
Product Research, Development, and Marketing
Experience in the food and beverage sector or a
complementary industry contributes to a director’s ability to oversee efforts to identify and develop new food
and beverage products and implement marketing strategies
that will improve performance.
•Consumer insights and analytics •Research & development •Innovation •New media/digital technology/ digital commerce

PUBLIC COMPANY BOARD AND CORPORATE GOVERNANCE EXPERIENCE
Public Company Board and Corporate Governance
Experience at a large publicly traded company provides a
director with a solid understanding of the extensive and
complex oversight responsibilities of public company
boards and furthers the goals of greater transparency,
accountability, and protection of shareholders’ interests.

•CEO/COO/other governance
leadership positions
•Government affairs/regulatory compliance
•Public company board service
•Corporate governance knowledge
•Risk oversight, including with respect to
cybersecurity risks and risks associated with
emerging technologies, including
artificial intelligence

DIRECTOR SKILLS

Director Nominee Skills & Experience	Cousin	‘t Hart*	McKinstry	McNamara	Mesquita	Nielsen*	Price*	Siewert*	Todman	Van de Put
Industry Experience
Significant Operating Experience
Leadership Experience
Global Business and Other International Experience
Accounting and Financial Expertise
Product Research, Development, and Marketing Experience
Public Company Board and Corporate Governance Experience

Deep Proficiency
A person who has developed in-depth knowledge of or deeper
competency in a particular area, including extensive experience in company governance or executive leadership roles.
* Denotes Audit Committee Financial Expert

Proficiency
Experience or competence in skill area, including through serving as a member of a relevant board committee at Mondelēz or
another company or serving as an executive officer of a
public company.

2026 PROXY STATEMENT | 21

ITEM 1. ELECTION OF DIRECTORS Director Skills
INDIVIDUAL DIRECTOR SELF- AND PEER-ASSESSMENTS AND CONSIDERATIONS
FOR RENOMINATION OF INCUMBENT DIRECTORS
The Board does not believe that directors should expect to be automatically renominated. Therefore, annual Board and director self-assessments are important determinants in a director’s renomination and tenure.
The Governance Committee coordinates annual Board, committee, and director self- and peer-assessments. The peer-assessment component anonymously elicits feedback on individual director performance. The assessments include one-on-one discussions between each director and the Lead Independent Director. All incumbent director nominees complete questionnaires annually to update and confirm their background, qualifications, and skills, and to identify any potential conflicts of interest. The Governance Committee assesses the experience, qualifications, attributes, skills, and contributions of each director. In coordination with the Lead Independent Director, the Governance
Committee also considers each individual in the context of the Board’s composition as a whole, with the objective of recruiting and recommending a slate of director nominees who can best sustain the Company’s success and represent shareholders’ interests by exercising sound judgment and informed decision-making.
The Board expects that a director’s other commitments will not interfere with his or her duties as a Company director.
The Governance Committee and the Board take into account the nature and extent of a director’s other commitments when determining whether to nominate that individual for election or re-election, including their attendance at and participation in Board and relevant committee meetings. Under the Company’s Guidelines, directors should not serve on more than three public company boards in addition to the Company’s Board (for a total of four public company boards), and a Board member who also serves as CEO (or equivalent position) at another public company should not serve on more than one public company board in addition to the Company’s Board (for a total of two public company boards).
BOARD REFRESHMENT THROUGH DIRECTOR TENURE AND AGE LIMITS
The Board believes the optimal Board composition has a balance of tenured members with in-depth knowledge of the
Company’s business and operations and newer members who bring fresh perspectives. To that end, our Guidelines provide that non-employee directors have a term limit of 15 years and will not be nominated for re-election to the Board after they turn 75.
In addition, as noted above, the Board’s annual self-assessment process includes director self- and peer-assessments and discussions between the Lead Independent Director and each director, in coordination with the Governance
Committee, regarding the director’s strengths and opportunities to enhance contributions.
The current Board composition reflects the Board’s commitment to ongoing refreshment, with four new directors joining the Board in the last three years.

SHAREHOLDER RECOMMENDATIONS FOR DIRECTOR CANDIDATES
The Governance Committee will consider recommendations for director candidates submitted by shareholders.
Shareholders should submit the proposed candidate’s name along with the same information required for a shareholder to nominate a candidate for election to the Board at an annual meeting. Recommendations should be sent to our
Corporate Secretary in the manner set forth in the advance notice provisions of our Amended and
Restated By-Laws (“By-Laws”).
The Governance Committee evaluates director candidates recommended by shareholders using the same criteria as it uses to evaluate candidates from other sources. Following the evaluation process, the Governance Committee makes a recommendation to the Board regarding the candidate’s appointment or nomination for election to the Board, and the
Board considers whether to appoint or nominate the candidate. Shareholders who nominate prospective candidates will be advised of the Board’s decision.

22 | 2026 PROXY STATEMENT

ITEM 1. ELECTION OF DIRECTORS Shareholders Elect Directors Annually

SHAREHOLDERS ELECT DIRECTORS ANNUALLY
Directors are elected annually by a majority of votes cast if the election is uncontested. The terms of all directors elected at the Annual Meeting are scheduled to end at the 2027 Annual Meeting of Shareholders or when a director’s successor has been duly elected and qualified.
The Board currently consists of 10 directors. The Board nominated for election at the Annual Meeting the 10 individuals introduced below. Shareholders most recently elected each of the director nominees to one-year terms at the 2025
Annual Meeting of Shareholders.
Each director nominee consented to being nominated for election to the Board and to serving on the Board, if elected. If a director nominee should become unavailable to serve as a director, the individuals named as proxies intend to vote the shares for a replacement director nominee designated by the Board. In lieu of naming a substitute, the Board may reduce the number of directors on the Board.

2026 PROXY STATEMENT | 23

ITEM 1. ELECTION OF DIRECTORS Director Nominees for Election at the Annual Meeting

DIRECTOR NOMINEES FOR ELECTION AT THE ANNUAL MEETING
THE BOARD RECOMMENDS SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE 10
DIRECTOR NOMINEES INTRODUCED BELOW.
The following information regarding each director nominee is as of March 11, 2026, unless otherwise noted.

Ertharin Cousin Founder, President and Chief Executive Officer, Food Systems for the Future Institute and Former Executive Director of the United Nations World Food Program INDEPENDENT	DIRECTOR SINCE: January 2022 Age: 68	DIRECTOR SKILLS:	BOARD COMMITTEES: •Governance •People and Compensation

PROFESSIONAL BACKGROUND:
Since September 2019, Ms. Cousin has served as Founder, President, and Chief Executive Officer of Food Systems
for the Future Institute, a nonprofit organization to catalyze, enable, and scale market‑driven agtech, foodtech, and food innovations, and also as Visiting Scholar, Spogli Institute for the Study of International Relations, Center for
Food and Environment at Stanford University. She has served as Distinguished Fellow of The Chicago Council on
Global Affairs, a global affairs think tank, since 2017. Ms. Cousin previously served as Payne Distinguished Lecturer and Visiting Fellow at Stanford University’s Spogli Institute from 2017 to 2019. From 2012 to 2017, Ms. Cousin served as Executive Director of the United Nations World Food Program, the food‑assistance branch of the United
Nations. She was Ambassador and Permanent Representative to the United Nations Food and Agriculture Agencies
on behalf of the U.S. Department of State from 2009 to 2012.
Ms. Cousin previously served in a variety of executive roles between 1987 and 2009, including Founding President and Chief Executive Officer of The Polk Street Group, a management services company; Executive Vice President and Chief Operating Officer of America’s Second Harvest; Senior Vice President, Public Affairs for Albertsons
Companies; White House Liaison and Special Advisor to the Secretary for the 2016 Olympics for the U.S.
Department of State; and Assistant Attorney General for The State of Illinois.

DIRECTOR QUALIFICATIONS:
•Ms. Cousin has more than 40 years of national and international nonprofit, government, and corporate leadership experience, including leading the world’s largest humanitarian organization, the United Nations World Food
Program, in Rome.
•As U.S. Ambassador to the U.N. Agencies for Food and Agriculture in Rome, she represented U.S. interests in global leader discussions regarding humanitarian and development activities, and she served as the U.S.
Representative for all food-, agriculture-, and nutrition‑related issues.
•As Executive Vice President and Chief Operating Officer, Ms. Cousin led the national operations of the largest U.S.
hunger relief organization, America’s Second Harvest (now Feeding America). She also has corporate leadership experience from serving as a member of Albertsons Companies, Inc.’s executive leadership team.
•Ms. Cousin has public company executive, board and corporate governance experience. She is a director of Bayer
AG and Borealis Foods.

24 | 2026 PROXY STATEMENT

ITEM 1. ELECTION OF DIRECTORS Director Nominees for Election at the Annual Meeting

Cees ‘t Hart Former Chief Executive Officer, Carlsberg Group INDEPENDENT	DIRECTOR SINCE: July 2023 Age: 67	DIRECTOR SKILLS:	BOARD COMMITTEES: •Chair, Finance •Audit

PROFESSIONAL BACKGROUND:
Mr. ‘t Hart served as Chief Executive Officer of Carlsberg Group, a brewing company, from 2015 to August 2023.
Prior to joining Carlsberg, Mr. ‘t Hart was CEO of the Dutch dairy company Royal FrieslandCampina, a position which he had held since 2008. Prior to Royal FrieslandCampina, he spent 25 years with Unilever, holding positions across Eastern and Western Europe, and Asia. His last position at Unilever was as a member of the Europe
Executive Board.

DIRECTOR QUALIFICATIONS:
•During his 38-year career, Mr. ‘t Hart has gained valuable experience in executive leadership, operations management, cost management, and strategic planning.
•Mr. ‘t Hart was the main architect behind Carlsberg’s successful program to restore robust sales and profitability in its core markets and its strategic move into China.
•Mr. ‘t Hart has extensive public company board and global corporate governance experience. He is a member of the
Supervisory Board of Randstad. Mr. ‘t Hart is a former member of the Supervisory Board of KLM and a former member of the Board of AFKLM.

2026 PROXY STATEMENT | 25

ITEM 1. ELECTION OF DIRECTORS Director Nominees for Election at the Annual Meeting

Nancy McKinstry Former Chief Executive Officer and Chair of the Executive Board, Wolters Kluwer N.V. INDEPENDENT	DIRECTOR SINCE: May 2025 Age: 67	DIRECTOR SKILLS:	BOARD COMMITTEES: •Governance •People and Compensation

PROFESSIONAL BACKGROUND:
Ms. McKinstry served as Chief Executive Officer and Chair of the Executive Board of Wolters Kluwer N.V., a global information, software, and services provider, from September 2003 to February 2026, and as a member of its
Executive Board from June 2001 to February 2026. She previously served in leadership positions including CEO of
Wolters Kluwer’s operations in North America and product management positions with CCH INCORPORATED, part of Wolters Kluwer’s Tax & Accounting division. Ms. McKinstry began her career with Booz & Company (formerly
Booz Allen Hamilton), an international management-consulting firm, where she focused on assignments in the media and technology industries.

DIRECTOR QUALIFICATIONS:
•As the former Chief Executive Officer and Chair of the Executive Board of Wolters Kluwer N.V., Ms. McKinstry
contributes global perspectives and management experience, including an understanding of key issues facing a multinational business.
•Ms. McKinstry has valuable experience in operations, product management, tax, accounting, risk, and compliance and the media and technology industries.
•Ms. McKinstry has repeatedly been included in leading lists of business media as one of the most powerful women in business. She is among Fortune International’s Most Powerful Women in Business list, and was included in the list of HBR’s Best-Performing CEOs in the World for 2019.
•Ms. McKinstry has extensive public company board and global corporate governance experience. She is a member of the boards of Accenture plc and Abbott Laboratories.

26 | 2026 PROXY STATEMENT

ITEM 1. ELECTION OF DIRECTORS Director Nominees for Election at the Annual Meeting

Brian J. McNamara Chief Executive Officer, Haleon plc INDEPENDENT	DIRECTOR SINCE: February 2024 Age: 59	DIRECTOR SKILLS:	BOARD COMMITTEES: •Governance •People and Compensation

PROFESSIONAL BACKGROUND:
Mr. McNamara has served as Chief Executive Officer of Haleon plc (formerly GSK ConsumerHealthcare), a global consumer healthcare company, since May 2022. Mr. McNamara joined GlaxoSmithKline plc, a global pharmaceutical and biotechnology company, in 2015 and served in various capacities, including Chief Executive
Officer Designate, Haleon, from July 2021 to May 2022, Chief Executive Officer, GSK Consumer Healthcare, from
October 2016 to May 2021, and Head of Europe and Americas, GSK Consumer Healthcare, from March 2015 to
September 2016. Prior to that, he worked for 28 years in a variety of leadership positions for several global consumer products providers, including Novartis AG and The Procter & Gamble Company.

DIRECTOR QUALIFICATIONS:
•During his 37-year career, Mr. McNamara has gained valuable experience in executive leadership and global operations management. He has a strong track record of building and marketing global brands, including driving strong, profitable growth and brand innovation.
•Mr. McNamara brings strong consumer products industry knowledge and marketing experience from his work at
GSK Consumer Healthcare, Novartis AG, and The Procter & Gamble Company. He brings a global perspective to the Board, having lived and worked in Europe and the Americas.
•Mr. McNamara has public company board and corporate governance experience. He is a director of Haleon plc.

2026 PROXY STATEMENT | 27

ITEM 1. ELECTION OF DIRECTORS Director Nominees for Election at the Annual Meeting

Jorge S. Mesquita Former Chief Executive Officer, BlueTriton Brands, Inc. INDEPENDENT	DIRECTOR SINCE: May 2012 Age: 64	DIRECTOR SKILLS:	BOARD COMMITTEES: •Audit •Finance

PROFESSIONAL BACKGROUND:
Mr. Mesquita served as Chief Executive Officer of BlueTriton Brands, Inc., a beverage company that offers regional spring water and national purified water brands, from July 2021 to March 2022. Prior to that, he was Executive Vice
President and Worldwide Chairman, Consumer of Johnson & Johnson, a global healthcare products company, from
2014 until 2019. He also served on J&J’s Executive Committee and led the Consumer Group Operating Committee.
Mr. Mesquita was an advisor to Cinven, a UK private equity firm, from 2020 to 2021.
Mr. Mesquita was employed by Procter & Gamble, a global marketer of consumer products, in various marketing and leadership capacities for 29 years from 1984 to 2013. During his tenure at P&G, he served as Group President – New
Business Creation and Innovation from 2012 until 2013; Group President – Special Assignment from January 2012 until March 2012; Group President, Global Fabric Care from 2007 to 2011; President, Global Home Care from 2001 to 2007; and President of Commercial Products and President of P&G Professional from 2006 to 2007.

DIRECTOR QUALIFICATIONS:
•Mr. Mesquita brings extensive experience leading major global company business units. In these roles, he has a strong track record of building and marketing global brands, including the reinvention of key brands, leading strategic business transformations, and driving strong, profitable growth.
•As CEO of BlueTriton Brands, he embarked on growth and innovation initiatives. As Procter & Gamble’s Group
President, New Business Creation and Innovation, Mr. Mesquita redesigned the business development organization and worked across the company with technology, marketing, and finance leaders to develop groundbreaking innovation capabilities.
•Mr. Mesquita was born and raised in Mozambique, Africa. He has lived and worked in several countries, including
Venezuela, Mexico, Brazil, and the United States. He is fluent in Portuguese, Spanish, and English.
•Mr. Mesquita has public company board and corporate governance experience. He is a director of Humana Inc.

28 | 2026 PROXY STATEMENT

ITEM 1. ELECTION OF DIRECTORS Director Nominees for Election at the Annual Meeting

Jane Hamilton Nielsen Former Chief Operating Officer, Ralph Lauren Corporation INDEPENDENT	DIRECTOR SINCE: May 2021 Age: 61	DIRECTOR SKILLS:	BOARD COMMITTEES: •Chair, Audit •Finance

PROFESSIONAL BACKGROUND:
Ms. Nielsen served as Chief Operating Officer of Ralph Lauren Corporation, a global leader in the design, marketing, and distribution of premium lifestyle products, from June 2024 until March 2025. She led Ralph Lauren’s global technology, business development, finance, integrated business and inventory planning, logistics, and real estate operations. She also served as Ralph Lauren’s Chief Financial Officer and Chief Operating Officer from 2019 until
May 2024, and Chief Financial Officer from 2016 until 2019. Ms. Nielsen previously served as Chief Financial Officer of Coach, Inc., a leading design house of modern luxury accessories and lifestyle collections, from 2011 to 2016.
Prior to that, Ms. Nielsen spent 15 years at PepsiCo, Inc. and Pepsi Bottling Group, a global food and beverage corporation, in various senior financial roles, including Senior Vice President and Chief Financial Officer of PepsiCo
Beverages Americas and the Global Nutrition Group. She has experience in the areas of mergers & integration, investor relations, and strategic planning.

DIRECTOR QUALIFICATIONS:
•Ms. Nielsen has extensive financial and operational experience gained during her service as Chief Operating Officer and Chief Financial Officer at Ralph Lauren, as Chief Financial Officer at Coach, and in her 15 years at PepsiCo’s financial organization.
•Ms. Nielsen brings to the Board a global perspective and many years of experience in the food and consumer products industries. Throughout her tenure at Ralph Lauren, Ms. Nielsen has driven operational efficiency, digital transformation, and investment in omni-channel capability. She worked on numerous acquisitions and integrations while at PepsiCo, including the acquisition of Quaker Oats.
•Ms. Nielsen has public company board and corporate governance experience. She is a former director of
Pinnacle Foods Inc.

2026 PROXY STATEMENT | 29

ITEM 1. ELECTION OF DIRECTORS Director Nominees for Election at the Annual Meeting

Paula A. Price Former Executive Vice President and Chief Financial Officer of Macy’s, Inc. INDEPENDENT	DIRECTOR SINCE: May 2024 Age: 64	DIRECTOR SKILLS:	BOARD COMMITTEES: •Audit •Finance

PROFESSIONAL BACKGROUND:
Ms. Price served as Executive Vice President and Chief Financial Officer of Macy’s, Inc., an omni-channel retailer of merchandise, including apparel and accessories, cosmetics, and other goods, from July 2018 to May 2020.
Ms. Price was a full-time senior lecturer at Harvard Business School in the accounting and management unit from
July 2014 to June 2018. Prior to that, she was Executive Vice President and Chief Financial Officer of Ahold USA,
a retailer that operated more than 700 supermarkets in the United States under the Stop & Shop, Giant, and Martin’s names, as well as the Peapod online grocery delivery service, from May 2009 to January 2014. Ms. Price has more than 30 years of financial and operational experience and previously held senior management positions at CVS
Caremark, JPMorgan Chase, Diageo, and Kraft Foods.

DIRECTOR QUALIFICATIONS:
•Ms. Price has extensive financial experience gained during her service as Chief Financial Officer at Macy’s, and as
Executive Vice President and Chief Financial Officer of Ahold USA. Ms. Price is a certified public accountant; she began her career at Arthur Andersen & Co.
•Ms. Price brings to the Board many years of experience in the food and consumer products industry. Throughout her tenure at Ahold USA, Ms. Price was responsible for finance and accounting, strategic planning, real estate development and construction, and information technology.
•Ms. Price has public company board and corporate governance experience. She is a director of Accenture plc,
Bristol Myers Squibb, and Warner Bros. Discovery, Inc., and a former director of DaVita Inc., Dollar General
Corporation, and Western Digital Corporation.

30 | 2026 PROXY STATEMENT

ITEM 1. ELECTION OF DIRECTORS Director Nominees for Election at the Annual Meeting

Patrick T. Siewert Chairman Asia, Restaurant Brands International and Head of Consumer, Media, and Retail, The Carlyle Group Asia, Retired INDEPENDENT	DIRECTOR SINCE: October 2012 LEAD INDEPENDENT DIRECTOR SINCE: May 2022 Age: 70	DIRECTOR SKILLS:	BOARD COMMITTEES: •Chair, Governance •Serves as an alternate member of such Board Committees as designated by the Board

PROFESSIONAL BACKGROUND:
Mr. Siewert has served as Chairman Asia, Restaurant Brands International, a multinational fast food holding company, since May 2024. Previously, Mr. Siewert served as Partner & Managing Director, Head of Consumer,
Media, and Retail Asia of The Carlyle Group, a global alternative asset management firm, from 2007 and until June
2023. He also served as Senior Advisor for The Carlyle Group from July 2023 until September 2025.
From 2001 to 2007, Mr. Siewert held a variety of roles with The Coca-Cola Company, a global beverage company, including Group President and Chief Operating Officer, Asia, and was a member of the Global Executive Committee.
From 1974 to 2001, he held a variety of roles with Eastman Kodak Company, a technology company focused on imaging products and services, including Chief Operating Officer, Consumer Imaging and Senior Vice President
and President of the Kodak Professional Division.

DIRECTOR QUALIFICATIONS:
•While working at Coca-Cola, Eastman Kodak, and Carlyle, Mr. Siewert developed extensive knowledge in the food and beverage and consumer products industries, especially insights into consumer trends and routes-to-market.
•Mr. Siewert has led business operations in the Americas, Europe, Africa, the Middle East, and Asia. He currently focuses on investments and operations in Asian markets and select global opportunities.
•Mr. Siewert has extensive public company board and corporate governance experience. He is a member of the
Board of Directors of Avery Dennison Corporation.

2026 PROXY STATEMENT | 31

ITEM 1. ELECTION OF DIRECTORS Director Nominees for Election at the Annual Meeting

Michael A. Todman Former Vice Chairman, Whirlpool Corporation INDEPENDENT	DIRECTOR SINCE: May 2020 Age: 68	DIRECTOR SKILLS:	BOARD COMMITTEES: •Governance •Chair, People and Compensation

PROFESSIONAL BACKGROUND:
Mr. Todman served as Vice Chairman of Whirlpool Corporation, a global home appliance company, from November
2014 until his retirement in December 2015, and as a member of Whirlpool’s Board of Directors for nine years. Prior to that, Mr. Todman was President, Whirlpool International, from 2009 to 2014 and President, Whirlpool North
America, from 2007 to 2009. Mr. Todman joined Whirlpool in 1993 and served in various capacities, including management, operations, sales, and marketing positions in North America and Europe.
Before joining Whirlpool, Mr. Todman served in a variety of roles of increasing responsibility with Wang Laboratories,
Inc., a manufacturer of computer systems, from 1983 to 1993, and PricewaterhouseCoopers LLP, a multinational professional services firm, from 1979 to 1983.

DIRECTOR QUALIFICATIONS:
•Mr. Todman has broad leadership experience, including leading a $10 billion international business unit at Whirlpool.
•Mr. Todman brings strong industry knowledge and marketing experience. He has extensive consumer experience from Whirlpool and as a director of Newell Brands and Brown-Forman.
•Mr. Todman has comprehensive knowledge of emerging markets and has led strategic growth initiatives for emerging markets in Asia.
•Mr. Todman has extensive public company board and corporate governance experience. He is a director of
Brown-Forman, Carrier Global Corporation and Prudential, and a former director of Newell Brands and Whirlpool.

32 | 2026 PROXY STATEMENT

ITEM 1. ELECTION OF DIRECTORS Director Nominees for Election at the Annual Meeting

Dirk Van de Put Chair and Chief Executive Officer, Mondelēz International, Inc.	DIRECTOR SINCE: November 2017 CHAIR SINCE: April 2018 Age: 65	DIRECTOR SKILLS:

PROFESSIONAL BACKGROUND:
Mr. Van de Put became Chief Executive Officer of Mondelēz International and joined the Company’s Board of
Directors in November 2017. He became Chair in April 2018. Mr. Van de Put served as President and Chief
Executive Officer of McCain Foods Limited, a multinational frozen food provider, from 2011 to 2017, and served as its Chief Operating Officer from 2010 to 2011.
Mr. Van de Put was President and Chief Executive Officer, Global Over-the-Counter, Consumer Health Division of
Novartis AG, a global healthcare company, from 2009 to 2010. From 1998 to 2009, he held a variety of roles with
Groupe Danone SA, a multinational provider of packaged water, dairy, and baby food products, including Executive
Vice President, Fresh Dairy and Waters, Americas, and Executive Vice President, Fresh Dairy and Waters,
Latin America.
From 1997 to 1998, Mr. Van de Put served as President, Coca-Cola Caribbean, and as Vice President, Value Chain
Management, Coca-Cola Brazil. From 1986 to 1997, he held a variety of roles with Mars, Incorporated, a global manufacturer of confectionery, pet food, and other food products and a provider of animal care services, including
General Manager and President, Southern Cone Region, Mars South America and Vice President, Marketing,
Latin America.

DIRECTOR QUALIFICATIONS:
•Mr. Van de Put is a seasoned global Chief Executive Officer with experience and expertise in all critical business and commercial operations in both emerging and developed markets. He brings a global perspective to the Board, having lived and worked on three different continents.
•Mr. Van de Put has extensive leadership experience, including 31 years of experience in the food and consumer packaged goods industry.
•Mr. Van de Put is fluent in English, Dutch, French, Spanish, and Portuguese.
•Mr. Van de Put has public company board and corporate governance experience. He is a director of AB Inbev
SA/NV and a former director of Keurig Dr Pepper Inc. and Mattel, Inc.

2026 PROXY STATEMENT | 33
CORPORATE GOVERNANCE

Our Board is committed to corporate governance practices that promote and protect the long‑term interests of our shareholders. We design our corporate governance practices to provide a robust and balanced framework for the
Board in performing its fiduciary duties and to promote trust in the Company. Our Board believes that having and adhering to a strong corporate governance framework is essential to our long‑term success.

GOVERNANCE GUIDELINES
KEY ELEMENTS OF OUR GOVERNANCE FRAMEWORK, PRACTICES, AND POLICIES
ENHANCE OUR BOARD’S EFFECTIVENESS AND ACCOUNTABILITY
TO SHAREHOLDERS
The Guidelines articulate our governance philosophy, practices, and policies in a range of areas, including the Board’s role and responsibilities, Board composition, membership criteria and structure, CEO and Board performance evaluations, and succession planning. At least annually, the Governance Committee reviews the Guidelines and recommends any changes to the Board for its consideration.

Key Practice or Policy	Benefits

Lead Independent Director. Our Lead Independent Director has
broad and substantive duties and responsibilities that have
considerable overlap with those typically performed by an
independent Board Chair, including:
•engages in planning and approval of meeting schedules
and agendas;
•presides over regular executive sessions of independent directors;
•provides input into the design of the annual Board, committee, and individual director self-evaluation process;
•serves as an alternate member of all Board committees;
•conducts the annual Board and individual director self-evaluation process in coordination with the Governance Committee; and
•consults with shareholders.

A highly effective and engaged Lead Independent Director:
•provides independent Board leadership and oversight, including on business matters and risk management activities;
•enhances independent directors’ input and investors’ perspectives on agendas and discussions;
•fosters candid discussion during regular executive sessions of the independent directors;
•facilitates effective communication and interaction between the
Board and management;
•serves as a liaison between the independent directors and the
Chair and CEO; and
•provides feedback to management regarding Board concerns and information needs.

Majority Independent Board.
•At least 80% of our directors must meet the independence
requirements prescribed by Nasdaq listing standards.
•The Guidelines provide that currently the Chair and CEO should be the only member of management to serve as a director.

•Provides independent Board oversight of management on behalf of shareholders.
•Board composed entirely of independent directors, with the
exception of the CEO.
•Committees composed entirely of and chaired by
independent directors.

Regular Executive Sessions of Independent Directors. At each in‑person Board meeting, the independent directors meet in
executive session without any members of management present.
The Lead Independent Director chairs these sessions.
Allows the Board to discuss substantive issues, including matters concerning management, without management present.

Annual Board and Committee Self‑Assessments.
•Annual Board, committee, and director self‑assessments include candid, one‑on‑one conversations between the Lead Independent
Director and each director, in coordination with the
Governance Committee.
•The results of these self‑assessments are used in planning Board and committee meetings and agendas, fostering director
accountability and committee effectiveness, analyzing Board
composition, and making director recruitment and
governance decisions.

•Promotes regular process improvement of the Board
and committees.
•Provides an opportunity to discuss individual directors’ contributions and performance and to solicit their views on improving Board and committee performance.
•Provides a disciplined mechanism for director input into the Board’s evolution and succession planning process.

34 | 2026 PROXY STATEMENT

CORPORATE GOVERNANCE Governance Guidelines

Key Practice or Policy	Benefits

Tenure and Retirement Policies. •Non‑employee directors have a term limit of 15 years. •Non‑employee directors will not be nominated for election to the Board after their 75th birthday.	•Promotes ongoing evolution and refreshment. •Average tenure for current directors is approximately six years.

Ongoing Director Succession Planning. The Guidelines provide that the Governance Committee will periodically review the succession plans for members of the Board, each Committee and its Chair, and the Lead Independent Director.

Maintaining a diverse Board with varying backgrounds, skills, and expertise promotes inclusion in decision‑making and oversight and helps the Board remain appropriately tailored to guiding the Company and its strategy.

Limitations on Other Board Service.
•Directors should not serve on more than three public company boards in addition to our Board.
•Directors who also serve as CEO at another public company
should not serve on more than one public company board in
addition to our Board.
•Helps affirm that directors have sufficient time to fulfill their fiduciary duties to the Company. •All directors comply with this policy.

Annual Election of Directors. Shareholders elect directors annually by majority vote in uncontested elections.	Strengthens Board, committee, and individual director accountability.

Proxy Access. Shareholders who own 3% or more of our outstanding Common Stock continuously for at least three years may nominate up to two director nominees to our Proxy Statement.	Strengthens Board accountability and encourages engagement with shareholders regarding Board composition.

Special Meeting of Shareholders. The holders of at least 20% of the voting power of the outstanding Common Stock may call a special meeting of shareholders.	Strengthens Board accountability and encourages engagement with shareholders regarding important matters.

Regular Shareholder Engagement.
•We regularly engage with shareholders to seek their input on emerging issues, address their questions, and understand
their perspectives.
•The Lead Independent Director is available for consultation with our shareholders.

•Following our 2025 Annual Meeting of Shareholders, we reached out to shareholders representing approximately 57% of our
outstanding shares and engaged with 23 different shareholders that collectively represent approximately 35% of our outstanding shares.
The Lead Independent Director met with shareholders representing approximately 22% of our outstanding shares.
•This practice provides open channels of communication with our shareholders and helps promote regular consideration of and
response to feedback on the Company’s strategy, corporate
governance, compensation, and sustainability.

Stock Ownership Requirements. Directors must own shares of our Common Stock in an amount equal to five times the annual Board cash retainer within five years of joining the Board.	Aligns directors’ and shareholders’ long‑term interests.

Annual CEO Evaluation and Board Oversight of
Executive Compensation.
•Annually, the People and Compensation Committee sets goals for and evaluates the Chair and CEO’s performance. The People and
Compensation Committee seeks input from the other directors
before deciding on a performance rating and
compensation actions.
•The People and Compensation Committee also oversees our
executive compensation program.

•Company’s executive compensation program aligns with our
business strategy and reflects the strength of ongoing
shareholder feedback.
•Enhances management accountability.
•Promotes long‑term shareholder returns.

Board Oversight of Strategy and Risk Management.
•The Board reviews the Company’s strategic plan periodically and holds at least one meeting per year primarily dedicated to strategy.
•The Board also has ultimate responsibility for risk oversight and exercises its risk oversight responsibility at both the Board and committee level.

•Enhances management accountability as the Company’s goals and executive compensation design are tied to a number of metrics critical to achieving the strategic plan and promoting long‑term shareholder returns.
•At Board meetings held throughout the year, the Board and
management track progress against the strategic plan’s goals, consider impacts due to changing circumstances in the industry and the economic environment, and monitor strategic and
operational risks.

2026 PROXY STATEMENT | 35

CORPORATE GOVERNANCE Director Onboarding and Education

DIRECTOR ONBOARDING AND EDUCATION
We provide new directors with a substantive onboarding program. They meet with numerous Company executives to learn about different aspects of Company operations, and they are invited to attend various Board committee meetings.
Once new directors are appointed to committees, they meet with Company officers who support those committees.
During their service, directors have opportunities to meet and talk with our employees during visits to Company facilities and during our Board and committee meetings. During 2025, directors toured the Twin Falls, Idaho Plant. During the visit, the Board met with employees and participated in a market visit.
We also regularly conduct voluntary educational sessions for directors on a variety of topics relevant to the Company.
In 2025, these sessions focused on brands and food policy developments.
In addition, the Company supports director participation in continuing education programs and reimburses directors for reasonable costs associated with attendance.
BOARD LEADERSHIP STRUCTURE
The Board has a fiduciary duty to act as it believes to be in the best interests of the Company and its shareholders, including determining the leadership structure that will best serve those interests. The By‑Laws provide the Board flexibility in determining its leadership structure. Within this framework, the Board determines the most appropriate leadership structure at a given time in light of the Company’s needs and circumstances, as described more fully below.
The Board may determine that the CEO should also serve as Chair, and if it does so, the independent directors appoint a Lead Independent Director with broad and substantive duties and responsibilities that have considerable overlap with those of an independent Board Chair. The Lead Independent Director engages in planning and approving meeting schedules and agendas, including the review of briefing materials, and has the power to call meetings of the independent directors or the Board. As part of the Board’s regular agenda, the Lead Independent Director presides over executive sessions of the independent directors without the participation of the Chair and CEO. The Lead Independent
Director also serves as a direct point of contact for shareholders and, since our 2025 Annual Meeting of Shareholders, led engagements with investors holding approximately 22% of our outstanding shares. The Lead Independent Director also frequently confers with the other independent directors on various Board and Company matters. In addition, the independent directors may assign, and from time to time have assigned, to the Lead Independent Director any additional duties over and above these fixed responsibilities as they deem appropriate.
In considering which leadership structure will allow it to carry out its responsibilities most effectively and best represent shareholders’ interests, the Board takes into account various factors. Among them are our specific business needs, our operating and financial performance, industry conditions, economic and regulatory environments, the results of Board and committee annual self‑assessments, the advantages and disadvantages of alternative leadership structures based on circumstances at that time, shareholder input, and our corporate governance practices. The Board recognizes the importance of the Company’s leadership structure to our shareholders and considers input on the topic obtained through robust shareholder engagement.
The Board believes that our shareholders benefit most when the Board has the flexibility and discretion to make decisions about the appropriate leadership structure for the Company in light of the Company’s needs and circumstances. At this time, the Board believes the current leadership structure continues to be appropriate for the
Company and our shareholders.

36 | 2026 PROXY STATEMENT

CORPORATE GOVERNANCE Director Onboarding and Education
THE BOARD’S CURRENT LEADERSHIP STRUCTURE PROVIDES INDEPENDENT
LEADERSHIP AND MANAGEMENT OVERSIGHT
Our Board is led by Mr. Van de Put, the Chair and CEO, together with Mr. Siewert, our Lead Independent Director. Each
Board committee is composed entirely of, and is chaired by, independent directors, and each committee has a clearly defined area of oversight regarding key risks and Company functions. This leadership structure enhances the Board’s oversight of material risks because our Chair and CEO is uniquely positioned to identify emerging risks while our Lead
Independent Director and Committee Chairs provide independent oversight of the Company’s risk management programs. Other than Mr. Van de Put, the Board is composed entirely of independent directors and each of them has access to the CEO and other company executives.
Mr. Van de Put and Mr. Siewert work closely together. The Board believes that they, together with our Committee
Chairs, provide appropriate Board leadership and oversight of the Company while facilitating effective and efficient functioning of both the Board and management. Under Mr. Van de Put’s leadership and the Board’s oversight, we have delivered strong total shareholder returns, outpacing many of our peers, and we have made sustained progress against our sustainability goals.
MR. SIEWERT
Lead Independent
Director since 2022
MR. VAN DE PUT
Chair since 2018
The Board carefully considers, at least annually, its
leadership structure, including whether the role of
Chair should be a non‑executive position or
combined with that of the CEO. The Board has
concluded that combining these roles results in
significant benefits for the Company and our
shareholders, and best positions Mr. Van de Put to:
•promote shareholders’ interests and contribute to
the Board’s effectiveness and efficiency due to his
deep knowledge of the Company, the food industry,
and the competitive environment in which
we operate;
•promote the alignment of our strategic and
business plans;
•help ensure items of greatest importance for our
global operations and risk management activities
are brought to the attention of, and reviewed by, the
Board on a timely basis;
•highlight important issues with the Board as they
happen, as market dynamics change or as risks
evolve, supporting appropriate oversight
and discussion;
•lead the Board’s discussion of the Company’s
critical business matters, including risk‑related
matters and management’s response; and
•enable the Board to stay abreast of the dynamic
and rapidly evolving consumer and retail landscape
in which the Company operates.
The independent directors selected Mr. Siewert to
lead our Board as Lead Independent Director
because he has extensive leadership experience,
including risk management and oversight, shaped
through his experience as Chairman, Asia, of
Restaurant Brands International and his years as a
Senior Advisor and Managing Director and Partner
for The Carlyle Group, Inc., his prior leadership roles
at The Coca‑Cola Company and Eastman Kodak
Company and his experience as lead director at
Avery Dennison Corporation. Given his broad global
and operational experience in the food, beverage,
and consumer products industries, the Board
believes Mr. Siewert is well‑positioned to:
•provide independent Board leadership and
oversight, including with respect to business
matters and risk management activities;
•facilitate effective information flow to directors and
across committees, and promote active discussion
and collaboration among the independent directors;
•serve as an effective liaison between the Board
and management, as well as between the
independent directors and the Chair and CEO;
•provide candid, constructive, and independent
feedback to management, including regarding
Board concerns and information needs; and
•actively engage in shareholder outreach.

2026 PROXY STATEMENT | 37

CORPORATE GOVERNANCE Director Onboarding and Education
LEAD INDEPENDENT DIRECTOR ROLE AND RESPONSIBILITIES
The Board created the Lead Independent Director position to, among other things, provide strong leadership of the
Board’s affairs on behalf of shareholders, increase the Board’s effectiveness, promote open communication among the independent directors, and serve as the principal liaison between the Chair and the other independent directors. The independent directors annually select the Lead Independent Director for a one‑year term. The current Board structure has been discussed with shareholders and their feedback has been taken into consideration with respect to the Lead
Independent Director role.
The Lead Independent Director has significant authority and responsibilities that protect Company and shareholder interests by promoting strong management oversight and accountability. Under the Guidelines, the Lead Independent
Director, in consultation with the other independent directors, has the following substantive duties and responsibilities:
•serve as liaison between the independent directors and the Chair and CEO;
•seek input from the independent directors and advise the Chair and CEO as to an appropriate annual schedule of, and major agenda topics and content of related briefing materials for, regular Board meetings;
•review and approve meeting agendas as well as the content of Board briefing materials and may add agenda items in his or her discretion;
•review and approve the allocation of time for the Board and committee meetings;
•preside at Board meetings at which the Chair is not present and preside at executive sessions of the independent directors;
•call meetings of the independent directors or of the Board;
•facilitate effective communication and interaction between the Board and management;
•serves as an alternate member of such Board committees as designated by the Board;
•conduct the annual Board, committee, and individual director self‑evaluation process in coordination with the
Governance Committee;
•work with the Governance Committee to develop recommendations for committee structure, membership, rotations, and committee chairs; and
•perform such other duties as the Board may delegate, and has from time to time delegated, to the Lead
Independent Director.
In addition, our Guidelines provide that management generally should communicate about the Company with shareholders and other constituencies. From time to time, the Lead Independent Director meets with or communicates with various constituencies of the Company, generally after consultation with management. The Lead Independent
Director also is available for consultation and direct communication with the Company’s shareholders.

DIRECTOR INDEPENDENCE
ALL DIRECTORS ARE INDEPENDENT EXCEPT FOR OUR CHAIR AND CEO
The Guidelines require that at least 80% of our directors meet the Nasdaq listing standards’ independence requirements. A director is considered independent if the Board affirmatively determines, after reviewing all relevant information, that the director has no relationship with Mondelēz International or any of its subsidiaries that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Based on that criterion, the Board determined that Ertharin Cousin, Cees 't Hart, Nancy McKinstry, Brian J. McNamara,
Jorge S. Mesquita, Jane Hamilton Nielsen, Paula A. Price, Patrick T. Siewert, and Michael A. Todman are all
independent. Mr. Van de Put is not independent because he is a Mondelēz International employee. In addition, the
Board previously determined that Charles E. Bunch and Anindita Mukherjee were independent during the time that they served as directors during fiscal 2025.

38 | 2026 PROXY STATEMENT

CORPORATE GOVERNANCE Board Oversight of Strategy

BOARD OVERSIGHT OF STRATEGY
Oversight of our business strategy is one of our Board’s key responsibilities. The Board believes that overseeing and monitoring strategy is a continuous process. The Board has at least one meeting each year primarily dedicated to strategy where it meets with management to discuss, understand, and challenge our strategic plan’s short- and long-term objectives. At Board meetings held throughout the year, the Board and management track progress against the strategic plan’s goals, consider impacts due to changing circumstances in the industry and the economic environment, and monitor strategic and operational risks. Throughout the strategic review that led to the development of our growth strategy, the Board and management team worked in close coordination to craft a consumer-centric strategy that leverages our Company’s unique strengths in the snacking market to accelerate growth. Our long-term growth strategy focuses on four strategic pillars: Growth, Execution, Culture, and Sustainability.
Our Board, with recommendations from the Finance Committee, oversees the alignment of our capital allocation priorities with our long-term strategy. The Board oversees our capital allocation process and annually reviews our capital deployment budget, with the goal of balancing investment in growth and returning cash to shareholders. We continue to demonstrate this balance through our investments in capital expenditures, mergers and acquisitions, and research and development paired with dividend growth and share repurchases.
Our Board also oversees our cybersecurity, artificial intelligence, sustainability-related risks, strategy, progress and alignment with purpose, stakeholder interests, and strategic risks and opportunities, and reviews progress and challenges on evolving our growth culture and our human capital management goals. For more information, see “Our
Distinctive Approach to Environmental and Social Issues,” which begins on page 56.

BOARD OVERSIGHT OF RISK MANAGEMENT
Our business faces various risks, including strategic, financial, operational, sustainability, reputational, legal, and compliance risks. Identifying, managing, and mitigating our exposure to these risks, along with effectively overseeing such matters, are activities critical to our operational decision-making and annual planning processes.
The Board has ultimate responsibility for risk oversight. Each of our director nominees has experience managing or overseeing enterprise risk management (“ERM”) processes, either through operating or other professional experience, or through public company board experience, and leverages that experience.
Management is responsible for the day-to-day assessment, management, and mitigation of risk subject to the Board’s guidance and oversight. The Board exercises its risk oversight responsibility throughout the year at both the Board level and through its standing committees, which are comprised solely of independent directors. The Board has delegated primary responsibility for overseeing enterprise risk assessment and the ERM process to the Audit Committee.
Pursuant to its charter, the Audit Committee regularly, and at least annually, reviews and discusses our ERM process and the assessment and mitigation of those risks.
At the Board’s request, the Governance Committee periodically assesses enterprise risk and other topics scheduled for review and discussion by the Board and committees and recommends focus areas and role clarity between the Board and committees to support effective risk oversight.
The Board and/or the relevant committees also consider management of specific enterprise risk topics in connection with the ERM process. For example, the Board, in coordination with the Audit Committee, oversees the management of enterprise risks arising from cybersecurity threats. Our Board has delegated the primary responsibility to oversee cybersecurity matters to the Audit Committee. Both the Board and the Audit Committee periodically review the measures we have implemented to identify and mitigate data protection and cybersecurity risks. As part of such reviews, our Board and Audit Committee receive periodic reports and presentations from members of the team responsible for overseeing cybersecurity risk management, including our Chief Information Security Officer (“CISO”), which may address a wide range of topics including recent developments, evolving standards, vulnerability assessments, third-party and independent reviews, technological trends, and information security considerations arising

2026 PROXY STATEMENT | 39

CORPORATE GOVERNANCE Board Oversight of Risk Management
with respect to our peers and third parties. Members of our Management Leadership Team also report to the Board more frequently than annually on data protection and current internal and external developments in cybersecurity, as part of the Board’s enterprise risk management review, and the Board receives reports of Audit Committee discussions regarding its oversight of cybersecurity risk. We have protocols by which certain cybersecurity incidents that meet established reporting thresholds are escalated internally and, where appropriate, reported to the Audit Committee or the
Board in a timely manner.
Our committees oversee risks within their respective areas of accountability and report back to the Board. During 2025, the Board and committees reviewed and assessed risks related to our business and operations as shown below:
THE BOARD

•Strategy
•Operations
•Revenue growth management and pricing strategy
•Commodity cost pressures and volatility, including cocoa
•Transformation change management and supply chain excellence
•Environmental and social sustainability
•Food safety •Well-being •Human Capital Management, including talent management, succession planning and culture, and employee engagement •Geopolitical tensions •Enterprise digital transformation •Tariffs
COMMITTEES
AUDIT
•Financial statements
•Financial reporting and
internal control processes
•Accounting matters
•Legal, compliance, and
regulatory matters
•Business continuity/
disaster recovery
•Supply chain resilience
•Artificial Intelligence,
cybersecurity and data
protection
•Financial risk
management
•Health, safety, and
environmental matters
•Sustainability disclosure
processes
GOVERNANCE,
MEMBERSHIP, AND
SUSTAINABILITY
•Governance practices
•Board organization,
membership, and structure
•Related person
transactions
•Well-being
•Environmental and social
sustainability
•Public policy, including food
policy and regulation
•Mondelēz International’s
public image and
reputation
•Political activities
and contributions
PEOPLE AND
COMPENSATION
•Executive compensation
policies and practices
•Succession planning
•People policies, practices,
strategy, talent
management and culture,
and employee engagement
•Workplace compliance
For a discussion about risk
oversight relating to the
compensation programs, see
“How the PCC Manages
Compensation-Related Risk”
on page 82.
FINANCE
•Capital structure
•Financial strategies
•Strategic transactions,
including mergers,
acquisitions, and
divestitures
•Interest rate exposure
•Enterprise funding
and liquidity
Management has robust internal processes and controls owned by global enterprise risk owners that facilitate the identification, assessment, prioritization, mitigation, monitoring, and validation of material short-, intermediate-, and long-term risks. Our global enterprise risk owners regularly engage outside advisors, where appropriate, to assist in the identification and evaluation of risks.
We have a Risk and Compliance Committee, co-facilitated by our SVP, Global Chief Ethics & Compliance Officer
(“Chief Ethics & Compliance Officer”) and SVP, Chief Audit & Controls Officer (“Chief Audit & Controls Officer”) and
composed of executive leaders from the Finance, Accounting, Legal, Compliance, Internal Audit, and People functions, which provides broad oversight of our key enterprise risk mitigation plans and ERM process. The Risk and Compliance
Committee periodically reviews the key enterprise risk updates and meets with global enterprise risk owners responsible for managing the risk, and mitigation actions and the status of the annual enterprise risk assessment.

40 | 2026 PROXY STATEMENT

CORPORATE GOVERNANCE Board Oversight of Risk Management
Our Chief Ethics & Compliance Officer and Chief Audit & Controls Officer regularly report to the Audit Committee to provide updates on the status of the ERM process, and the Board receives reports of Audit Committee discussions regarding its oversight of the ERM process. The global enterprise risk owners provide periodic updates to the Board and/or the relevant committees on the top key enterprise risks. Global risk owners also engage with BU and regional risk owners to collect insights, achieve learnings across regions, and strengthen risk mitigation plans.
Our ERM process also facilitates open communication between management and the Board, which helps the Board’s and committees’ understanding of key risks to our business and performance and the functioning of our risk management process, including who participates in the process and the information gathered in the assessment.
Management regularly provides reports to the Board or the appropriate committee on key risks and the actions management has taken to monitor, control, and mitigate these risks. Members of management responsible for overseeing specific risks attend Board and committee meetings throughout the year to discuss these reports and provide any updates. The committees also report key risk discussions to the Board following their meetings. Board members may further discuss the risk management process and/or any enterprise risks directly with members of management. The Lead Independent Director also regularly meets with the other independent directors without management present to discuss current and emerging risks, among other topics.
The Company also believes that our Board leadership structure supports the Board’s risk oversight function. The Chair and CEO, in consultation with the Lead Independent Director and Committee Chairs, help ensure items of greatest importance for the business, including significant emerging risks, are brought to the attention of, and reviewed by, the
Board on a timely basis, supporting appropriate oversight and discussion. For more information, see “Board Leadership
Structure,” which begins on page 35.

2026 PROXY STATEMENT | 41

CORPORATE GOVERNANCE Board Oversight of Human Capital Management and Corporate Culture

BOARD OVERSIGHT OF HUMAN CAPITAL MANAGEMENT AND CORPORATE CULTURE
HUMAN CAPITAL MANAGEMENT
Our Board is actively engaged in overseeing human capital management throughout the organization and recognizes that the strength of our workforce is one of the significant contributors to our success as a purpose-led, global company.
Our employees contribute to our success and help us drive strong financial performance. Attracting, developing, and retaining global talent with the right skills to drive our business is central to our purpose, mission, and long-term growth strategy. The PCC is responsible for oversight of organizational engagement and effectiveness and regularly reviews human resources policies and practices, talent sourcing strategies, employee development programs, succession plans, and workplace compliance matters.
Talent Management and Development
The PCC focuses on plans for developing our talent into future leaders, as we believe that a diverse workforce with a range of experiences and perspectives is a significant driver of sustainable innovation and growth. We have several initiatives designed to provide potential future leaders with the experience and exposure needed to succeed at the highest levels of our Company. Specifically, we promote employee development by reviewing strategic positions regularly and identifying potential internal candidates to fill those roles, evaluating job skill sets to identify competency gaps, and creating developmental plans to facilitate employee professional growth. We invest in our employees through training and development programs, on-the-job experiences, and coaching, as well as tuition reimbursement for a majority of our employees in the United States to promote professional growth. We understand the importance of maintaining competitive compensation and benefits, and providing appropriate training so employees can learn and have opportunities to pursue their career interests with the Company. Additionally, the Board is involved and aligned with management, including our Mondelēz Leadership Team, on initiatives that promote an inclusive workplace.
Workplace Safety and Wellness
The Audit Committee oversees our health and safety performance and reviews with management our health and safety priorities and initiatives. To promote a strong culture of health and safety and prioritize keeping a healthy and safe working environment, we employ comprehensive health, safety, and environment management policies and standards throughout the organization. In addition, we strive to continuously improve our work processes, tools, and metrics to mitigate and prevent workplace injuries and enhance the health and safety of our employees, both in and out of the workplace.
We remain committed to providing a modern and flexible approach to how and where we work. Our hybrid work model way of working allows office-based employees to engage with colleagues, customers, and suppliers in-person on a regular basis while also leveraging innovative technology to optimize collaboration across geographically dispersed teams.
“The Right You” is our global cross-functional initiative empowering our team members to thrive both at work and at home. “The Right You” is a globally integrated, holistic approach to employee well-being that provides employees with resources, tools, social support, privacy, an employee assistance program, and strategies to adopt and maintain healthy behaviors and supports awareness of available resources for employees.

42 | 2026 PROXY STATEMENT

CORPORATE GOVERNANCE Board Oversight of Human Capital Management and Corporate Culture
MANAGEMENT SUCCESSION PLANNING AND DEVELOPMENT
Succession planning for senior management positions, which facilitates continuity of leadership over the long term, is critical to our success and important at all levels within our organization. Our Board’s involvement in leadership development and succession planning is systematic, strategic, and ongoing. The PCC oversees the development and retention of senior management talent while also developing a long-term succession and development plan for our
CEO. The Board has contingency plans for emergencies such as the death or disability of the CEO.
The PCC, together with the CEO and Chief People Officer, regularly reviews senior management talent, including readiness to take on additional leadership roles and developmental opportunities needed to prepare leaders for greater responsibilities. The CEO also provides a regular review to the PCC of the executive leadership team. While the PCC has the primary responsibility to develop succession plans for the CEO position, it annually reports to the Board and decisions are made with input from the Board. Potential leaders interact with Board members through formal presentations, in-market reviews, and informal settings.
CORPORATE CULTURE
Our Board believes that a positive corporate culture is vitally important to our success. Accordingly, the Board oversees the implementation of practices and policies to maintain a positive and engaging work environment for our team members. Our global compliance and integrity program guides our employees to act with integrity and make ethical decisions while conducting business around the world, and our Board members are provided direct access to our employees. Directors have engaged with employees in person through activities such as walking the floors of our offices and participating in small group discussions, plant and in-market visits, and receptions. These visits help directors assess our culture and interact with employees outside the senior management team.
Each year, the Board reviews our global employee engagement survey results. The survey provides rich data for our leaders and a useful way to compare Mondelēz International to other companies. This information helps us create action plans at global, regional, functional, and managerial levels.
For additional details on our talent management and development culture, employee engagement, and workplace safety and wellness, please see the Human Capital section of our 2025 Form 10-K and our Snacking Made
Right report.

MEETING ATTENDANCE
Directors are expected to attend all Board meetings, the Annual Meeting of Shareholders, and all meetings of the committees on which they serve. We understand, however, that occasionally a director may be unable to attend a meeting due to conflicts or unforeseen circumstances.
•The Board held seven meetings during 2025.
•During 2025, each incumbent director attended at least 96% of the combined Board meetings and meetings of committees of which he or she was a member. Ten of the 11 directors then serving attended the 2025 annual meeting of shareholders, including each incumbent director standing for re-election at the annual meeting.

INSIDER TRADING POLICY
We have adopted insider trading policies and procedures that govern the purchase, sale, and other dispositions of our securities by directors, officers, employees, and contractors, as well as by the Company itself. We believe these policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our 2025
Form 10-K filed with the SEC on February 4, 2026.

2026 PROXY STATEMENT | 43

CORPORATE GOVERNANCE Codes of Conduct

CODES OF CONDUCT
CODE OF BUSINESS CONDUCT AND ETHICS FOR NON-EMPLOYEE DIRECTORS
We have adopted a Code of Business Conduct and Ethics for Non-Employee Directors that is designed to foster a culture of honesty and integrity, focus on areas of ethical risk, guide non-employee directors in recognizing and handling ethical issues, and provide mechanisms to report unethical conduct. Annually, all non-employee directors must acknowledge in writing that they have received, reviewed, and understand the Code of Business Conduct and Ethics for Non-Employee Directors.
EMPLOYEE CODE OF CONDUCT
We have adopted the Mondelēz International Code of Conduct (the “Code of Conduct”) for all our employees, which reflects our values and contains important rules for conducting our business. The Code of Conduct is part of our global compliance and integrity program, which provides training throughout the Company and encourages reporting of potential wrongdoing through anonymous reporting options and a publicized non-retaliation policy.
The Chief Ethics & Compliance Officer provides an annual report to the Audit Committee on the overall implementation and effectiveness of Mondelēz International’s Compliance program and provides quarterly updates to the Audit
Committee on Code of Conduct compliance, investigation trends, and training activities. The Chief Ethics & Compliance
Officer also provides an annual report to the PCC on workplace compliance-related matters. The Chief Ethics &
Compliance Officer reports to the EVP, Corporate & Legal Affairs, General Counsel and Corporate Secretary and has
the authority to communicate directly with the Audit Committee regarding alleged or actual violations, if any, of the Code of Conduct.
WHERE TO FIND MORE INFORMATION
To learn more about our corporate governance practices, you can access the corporate governance documents listed below at www.mondelezinternational.com/investors/corporate-governance. We will also provide copies of any of these documents to shareholders upon written request to the Corporate Secretary.
•Articles of Incorporation
•By-Laws
•Guidelines
•Board Committee Charters
•Code of Business Conduct and Ethics for Non-Employee Directors
You can access the Code of Conduct at www.mondelezinternational.com/about-us/our-way-of-doing-business/
code-of-conduct.
We will disclose in the Corporate Governance section of our website any amendments to the Code of Business
Conduct and Ethics for Non-Employee Directors or the Code of Conduct, and any waiver granted to an executive officer or director under these codes, within four business days of such amendment or waiver to the extent required.

44 | 2026 PROXY STATEMENT

CORPORATE GOVERNANCE Review of Transactions with Related Persons

REVIEW OF TRANSACTIONS WITH RELATED PERSONS
RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES
The Board has adopted a written policy regarding related person transactions. In general, “related persons” are directors, director nominees, executive officers, and shareholders who beneficially own more than 5% of our outstanding Common Stock and any of their immediate family members. A related person transaction is one in which
Mondelēz International or one of its subsidiaries is a participant, the amount involved exceeds $120,000, and a related person had, has, or will have a direct or indirect material interest.
The Governance Committee reviews transactions that might qualify as related person transactions. If the Governance
Committee determines that a transaction is a related person transaction, it reviews and then approves, disapproves, or ratifies the transaction. Only those related person transactions that are fair and reasonable to Mondelēz International and in our shareholders’ best interests are ratified or approved. When it is not practicable or desirable to delay review of a transaction until a committee meeting, the Chair of the Governance Committee may act on behalf of the Committee and report to the Governance Committee on any transaction reviewed.
When reviewing and acting on a related person transaction under this policy, the Governance Committee considers, among other things:
•the commercial reasonableness of the transaction;
•the materiality of the related person’s direct or indirect interest in the transaction;
•whether the transaction may involve an actual conflict of interest or create the appearance of one;
•the impact of the transaction on the related person’s independence (as defined in the Guidelines and the Nasdaq listing standards); and
•whether the transaction would violate any provision of the Code of Business Conduct and Ethics for Non-Employee
Directors or the Code of Conduct.
Any member of the Governance Committee who is a related person with respect to a transaction under review may not participate in the deliberations or decisions regarding the transaction.
REVIEW OF RELATED PERSON TRANSACTIONS SINCE JANUARY 1, 2025
On February 13, 2024, BlackRock, Inc. (“BlackRock”), an investment management corporation, filed a Schedule 13G/A with the SEC reporting that it was a greater than 5% shareholder of the Company. During 2025, BlackRock acted as an investment manager with respect to certain investment options under our U.S., Canadian, and Puerto Rican retirement savings plans and Canadian, Irish, and U.K. pension plans. BlackRock was selected as an investment manager after considering potential investment manager options by each plan’s designated authority for plan investments.
BlackRock’s selection was based on the determination of each plan’s designated authority that the selection met applicable standards and that the fees were reasonable and appropriate. BlackRock’s fees were approximately
$4.23 million during 2025. Each of the plans for which BlackRock performed services paid the fees for those services from its assets. The plans expect to pay similar fees to BlackRock during 2026 for similar services. Fees, based on plan asset value, are paid quarterly on a lag basis.

2026 PROXY STATEMENT | 45

CORPORATE GOVERNANCE Shareholder Outreach And Communication with the Board

SHAREHOLDER OUTREACH AND COMMUNICATION WITH THE BOARD
As part of our effort to better understand our shareholders’ perspectives, we regularly engage with shareholders, seeking their input and views on various matters. Since our 2025 Annual Meeting of Shareholders, the Lead
Independent Director and members of senior management have conducted extensive shareholder engagement. We reached out to shareholders representing approximately 57% of our outstanding shares and engaged with 23 different shareholders that collectively represent approximately 35% of our outstanding shares. The Lead Independent Director met with shareholders representing approximately 22% of our outstanding shares. In addition, we engaged with shareholders on governance and sustainability matters at roundtables and corporate governance forums.
During these engagements, we discussed a variety of topics, including the Company’s business strategy, Board governance, executive compensation, human capital management, sustainability, nutrition, and other matters. These discussions were very productive, and we appreciate that our shareholders took the time to share their perspectives and questions with us. The feedback we received during these conversations was shared with the Board, the PCC, and the Governance Committee, and it continues to inform our policies and practices.

REACHED OUT to shareholders representing	SPOKE with 23 different shareholders representing	Lead Independent Director led meetings with shareholders representing
~57%	~35%	~22%
OF OUR OUTSTANDING SHARES	OF OUR OUTSTANDING SHARES	OF OUR OUTSTANDING SHARES

Shareholders may directly contact the Board, the Lead Independent Director, any of the independent directors, or any committee of the Board regarding matters relevant to the Board’s duties and responsibilities. Information about how to do so is available at www.mondelezinternational.com/investors/corporate-governance/contacting-the-board-and-
reporting-wrongdoings. The Lead Independent Director is available for consultation with our shareholders.
The Corporate Secretary forwards communications relating to matters within the Board’s purview to the Lead
Independent Director or appropriate independent director(s), and communications relating to matters within a Board committee’s area of responsibility to the chair of the appropriate committee. Communications relating to ordinary business matters, such as suggestions, inquiries, and consumer complaints, are forwarded to the appropriate Mondelēz
International executive or employee and made available to any independent director who requests them. We do not forward solicitations, junk mail, or frivolous or inappropriate communications.
In furtherance of our commitment to ongoing engagement with our shareholders, management, and subject matter experts met, or are scheduled to meet in advance of the Annual Meeting, with the proponents of the shareholder proposals contained in this Proxy Statement to discuss their respective proposals.

46 | 2026 PROXY STATEMENT
BOARD COMMITTEES
AND MEMBERSHIP

The Governance Committee considers and makes recommendations to the Board regarding the Board’s committee structure and membership. The Board establishes its committee structure and designates the committee members and chairs after consideration of these recommendations.
The Board currently has four standing committees: Audit; Finance; Governance; and PCC. The Board has adopted a written charter for each standing committee that is regularly reviewed by the relevant committee and the Governance
Committee also reviews all charters at least annually to support effective oversight and role clarity. The charters, which are available on our website at www.mondelezinternational.com/investors/corporate-governance, define the committees’ respective roles and responsibilities. All committee members and chairs are independent.
Committee chairs approve agendas and materials for their committee meetings. Each committee meets regularly in executive session without management. Directors may attend the meetings of any committee of which they are not a member. Committees may retain outside legal, financial, accounting, and other advisors at the Company’s expense.
Each Committee regularly reports its actions and recommendations to the Board.

COMMITTEE MEMBERSHIP

	As of March 11, 2026
	Audit Committee	Finance Committee	Governance, Membership, and Sustainability Committee	People and Compensation Committee
Ertharin Cousin
Cees ‘t Hart
Nancy McKinstry
Brian J. McNamara
Jorge S. Mesquita
Jane Hamilton Nielsen
Paula A. Price
Patrick T. Siewert	+	+		+
Michael A. Todman
Total Number of Committee Meetings During 2025	9	2	6	6
+ Lead Independent Director and serves as an alternate member of such Board committees as designated by the Board.

Member
Chair

2026 PROXY STATEMENT | 47

BOARD COMMITTEES AND MEMBERSHIP Audit Committee

AUDIT COMMITTEE
The Board has determined that all of the Audit Committee members meet the enhanced test of independence prescribed by the Nasdaq listing standards and SEC rules. The Board also has determined that director nominees
Cees ‘t Hart, Jane Hamilton Nielsen, Paula A. Price, and Patrick T. Siewert each qualify as “audit committee financial experts” within the meaning of SEC regulations and have financial sophistication in accordance with Nasdaq listing standards. No Audit Committee member received any payments in 2025 from Mondelēz International other than compensation for service as a director.
RESPONSIBILITIES
Under its charter, the Audit Committee is responsible for overseeing our accounting and financial reporting processes and audits of our financial statements. The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accountants.
Among other duties, the Audit Committee also oversees:
•the oversight of sustainability-related disclosure in SEC filings, including controls and assurance;
•the integrity of our financial statements and our accounting and financial reporting processes and systems of internal control over financial reporting and safeguarding our assets;
•our compliance with legal and regulatory requirements;
•our independent auditors’ qualifications, independence, and performance;
•the performance of our internal auditors and internal audit function;
•our artificial intelligence, technology, cybersecurity, and data protection risk, including risk mitigation;
•our health, safety, and environmental priorities, goals, and performances; and
•our guidelines and policies with respect to risk assessment and risk management.
The Chief Ethics & Compliance Officer provides an annual report to the Audit Committee on the overall implementation and effectiveness of Mondelēz International’s Compliance program and provides quarterly updates to the Audit
Committee on Code of Conduct compliance, investigation trends, and training activities. The Chief Ethics & Compliance
Officer also provides an annual report to the PCC on workplace compliance-related matters. The Chief Ethics &
Compliance Officer reports to the EVP, Corporate & Legal Affairs, General Counsel and Corporate Secretary and has
the authority to communicate directly with the Audit Committee regarding alleged or actual violations, if any, of the Code of Conduct.
The Audit Committee has established procedures for the receipt, retention, and treatment, on a confidential basis, of any complaints we receive. We encourage employees and third-party individuals and organizations to report concerns about our accounting controls, auditing matters, or anything else that appears to involve financial or other wrongdoing.
To report such matters, please visit www.mondelezinternational.com/investors/corporate-governance for information about reporting options.

48 | 2026 PROXY STATEMENT

BOARD COMMITTEES AND MEMBERSHIP Audit Committee

AUDIT COMMITTEE REPORT FOR THE YEAR ENDED DECEMBER 31, 2025
Management has primary responsibility for Mondelēz International’s financial statements and the reporting process, including the systems of internal control over financial reporting. Our role as the Audit Committee of the
Mondelēz International Board of Directors is to oversee Mondelēz International’s accounting and financial reporting processes and audits of its financial statements. We also emphasize the Board’s commitment to compliance and ethical conduct throughout the organization. In addition, in 2025 we assisted the Board in its oversight of:
•Mondelēz International’s compliance with legal and regulatory requirements;
•Mondelēz International’s independent registered public accountant’s qualifications, independence, and performance;
•the performance of Mondelēz International’s internal auditor and the internal audit function; and
•Mondelēz International’s risk assessment and risk management guidelines and policies.
Our duties include overseeing Mondelēz International’s management, the internal audit department, and
PricewaterhouseCoopers LLP, Mondelēz International’s independent registered public accountants, in their performance of the functions listed below, for which they are responsible.
Management responsibilities include:
•preparing Mondelēz International’s consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”);
•assessing and establishing effective financial reporting systems and internal controls and procedures; and
•reporting on the effectiveness of Mondelēz International’s internal control over financial reporting.
Internal Audit Department responsibilities include:
•assessing management’s system of internal controls and procedures; and
•reporting on the effectiveness of that system.
Independent Registered Public Accountants responsibilities include:
•auditing Mondelēz International’s financial statements;
•issuing an opinion about whether the financial statements conform with U.S. GAAP; and
•annually auditing the effectiveness of Mondelēz International’s internal control over financial reporting.
Periodically, we meet both independently and collectively with management, the internal auditor, and/or the independent registered public accountants to, among other things:
•discuss the quality of Mondelēz International’s accounting and financial reporting processes and the adequacy and effectiveness of its internal controls and procedures;
•review significant audit findings prepared by each of the independent registered public accountants and internal audit department, together with management’s responses;
•review the overall scope and plans for the audits by the internal audit department and the independent registered public accountants;
•review matters related to the conduct of the independent registered public accountant’s audit;
•review any critical audit matter identified in the independent registered public accountant’s report;
•review critical accounting policies, the implementation of new accounting standards, and the significant estimates and judgments management used in preparing the financial statements and their appropriateness for
Mondelēz International’s business and current circumstances; and
•review Mondelēz International’s earnings releases and its use of non-GAAP financial measures.

2026 PROXY STATEMENT | 49

BOARD COMMITTEES AND MEMBERSHIP Audit Committee

In addition to the activities outlined above, in 2025 we reviewed with management, among other things:
•the Company’s sustainability reporting and disclosures in its SEC filings and the evolving sustainability regulatory landscape, including increased regulatory focus on climate change;
•guidelines and policies with respect to Mondelēz International’s overall risk assessment and risk management, including our ERM process and specific risks identified in that process, including commodity and foreign exchange risks;
•Mondelēz International’s information technology and cybersecurity risk management and business continuity planning, including briefings by the Company’s Chief Information and Digital Officer on information security matters and discussions on cybersecurity, including if applicable, deployment or use of artificial intelligence tools with the Company’s Chief Information and Digital Officer and the internal audit department;
•health, safety, environmental, and compliance matters;
•significant legal and regulatory matters;
•the U.S. and non-U.S. tax regulatory environment; and
•external ratings related to the performance of our duties of oversight.
Before Mondelēz International filed its Annual Report on Form 10-K for the year ended December 31, 2025, with the SEC, we also:
•reviewed and discussed the audited financial statements with management and the independent registered public accountants;
•discussed with the independent registered public accountants the items the independent registered public accountants are required to communicate to the Audit Committee in accordance with the applicable requirements of the Public Company Accounting Oversight Board and the SEC;
•received from the independent registered public accountants the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with us concerning independence; and
•discussed with the independent registered public accountants their independence from Mondelēz International, including reviewing non-audit services and fees to assure compliance with (i) regulations prohibiting the independent registered public accountants from performing specified services that could impair their independence, and (ii) Mondelēz International’s and the Audit Committee’s policies.
Based upon the review and discussions described in this report and without other independent verification, and subject to the limitations of our role and responsibilities outlined in this report and in our written charter, we recommended to the Board, and the Board approved, that the audited consolidated financial statements be included in Mondelēz International’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 4, 2026.
Audit Committee:
Jane Hamilton Nielsen, Chair
Cees ‘t Hart
Jorge S. Mesquita
Paula A. Price

PRE-APPROVAL POLICIES
The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accountants. Non-audit services may include audit-related services and tax services, among others. The pre-approval authority details the particular service or category of service that the independent registered public accountants will perform. Management reports to the Audit Committee on the actual fees charged by the independent registered public accountants for each category of service.

50 | 2026 PROXY STATEMENT

BOARD COMMITTEES AND MEMBERSHIP Audit Committee
During the year, circumstances may arise when it becomes necessary to engage the independent registered public accountants for additional services not contemplated in the original pre-approval authority. In those instances, the committee approves the services before we engage the independent registered public accountants. In case approval is needed before a scheduled committee meeting, the committee has delegated pre-approval authority to its Chair. The
Chair must report on such pre-approval decisions at the committee’s next regular meeting.
The Audit Committee pre-approved all 2025 audit and non-audit services provided by the independent registered public accountants.
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ FEES
The aggregate fees for professional services provided to us by our independent registered public accountants,
PricewaterhouseCoopers LLP, for 2025 and 2024 were:

	2025	2024
Audit Fees	$15,828,000	$15,470,000
Audit-Related Fees	700,000	960,000
Tax Fees	325,000	72,000
All Other Fees	14,000	8,000
Total	$16,867,000	$16,510,000
Audit Fees include: (a) the integrated audit of our consolidated financial statements, including statutory audits of the financial statements of our affiliates and our internal control over financial reporting; (b) the reviews of our unaudited condensed consolidated interim financial statements (quarterly financial statements); and (c) statutorily required attestation services.
Audit-Related Fees include professional services in connection with financial due diligence services and various other audit and special reports.
Tax Fees include professional services in connection with tax compliance and consulting services.
All Other Fees include fees for seminars, accounting research and reporting tools, and other services.
Our sponsored benefit plans incurred fees of $51,000 and $52,000 related to audit services in the years 2025 and
2024, respectively. These fees are paid for by the benefit plan.
All fees above include out-of-pocket expenses.

FINANCE COMMITTEE
RESPONSIBILITIES
The Finance Committee’s responsibilities include reviewing and making recommendations to the Board on significant financial matters, including:
•at least annually, our long-term capital structure, including financing plans, projected financial structure, funding requirements, target credit ratings, and return on invested capital;
•authorization of issuances, sales, or repurchases of equity and debt securities;
•our external dividend policy and dividend recommendations;
•proposed acquisitions, divestitures, joint ventures, investments, asset sales, and purchase commitments for services in excess of $100 million; and
•Board authorization and delegation matrix with respect to financing matters.
The Finance Committee also reviews and discusses with management:
•results of transactions such as acquisitions, divestitures, joint ventures, and investments, in excess of
$100 million; and
•the cash-flow impact of non-debt obligations, including funding pension and other post-retirement benefit plans.

2026 PROXY STATEMENT | 51

BOARD COMMITTEES AND MEMBERSHIP Governance, Membership, and Sustainability Committee

GOVERNANCE, MEMBERSHIP, AND SUSTAINABILITY COMMITTEE
RESPONSIBILITIES
The Governance Committee’s responsibilities include:
Membership
•at least annually, reviewing the characteristics, skills, knowledge, experience, and other contributions for identifying and evaluating directors and recommend changes to the Board, if any;
•reviewing the qualifications of candidates for director suggested by Board members, shareholders, management, and others in accordance with criteria approved by the Board;
•considering the performance and suitability of incumbent directors in determining whether to nominate them for re-election;
•recommending to the Board a slate of nominees for election or re-election to the Board at each annual meeting of shareholders;
•recommending to the Board candidates to be appointed to the Board as necessary to fill vacancies and newly created directorships;
•reviewing and making recommendations to the Board as to the determination of director independence and related person transactions;
•recommending to the Board and overseeing compliance with director retirement policies;
•recommending to the Board directors to serve as members and chairs of each committee, as well as candidates to fill vacancies on any committee of the Board;
•periodically reviewing succession plans for directors, members of each committee, each committee chair, and the
Lead Independent Director;
•evaluating any PCC interlocks among Board members and executive officers;
•monitoring directors’ compliance with the stock ownership guidelines; and
•overseeing the orientation of new directors and evaluating opportunities for Board members to engage in continuing education.
Governance
•annually reviewing and recommending to the Board changes to the Guidelines;
•making recommendations to the Board concerning the frequency and content of Board meetings;
•supporting effective risk oversight by recommending focus areas and role clarity between the Board and committees;
•making recommendations to the Board concerning the appropriate size, function, composition, and structure of the
Board and its committees;
•developing, recommending to the Board, and overseeing an annual self-evaluation process for the Board, its committees, and individual directors;
•administering the Code of Business Conduct and Ethics for Non-Employee Directors and, at least annually, meeting with the Corporate Secretary to review the Code of Business Conduct and Ethics for Non-Employee Directors and, if
necessary, recommending changes to the Code of Business Conduct and Ethics for Non-Employee Directors to
the Board;
•reviewing directorships at other for-profit organizations offered to directors and senior officers;
•overseeing our engagement with shareholders and proxy advisory firms, including with respect to shareholder proposals. The Committee may, as appropriate in light of the subject matter of the shareholder proposal, refer any such shareholder proposal to any other committee of the Board for review and recommendations; and
•advising and making recommendations to the Board on corporate governance matters, to the extent these matters are not the responsibility of other committees.

52 | 2026 PROXY STATEMENT

BOARD COMMITTEES AND MEMBERSHIP Governance, Membership, and Sustainability Committee
Sustainability and Public Affairs
•except to the extent allocated to another Board committee, overseeing our sustainability policies and programs related to corporate citizenship, social responsibility, and public policy issues significant to the Company such as sustainability; food policy, labeling, marketing and packaging; philanthropic activities and contributions; and Board sustainability education and capabilities;
•monitoring issues, trends, internal and external factors, and relationships that may affect the public image and reputation of the Company and the food and beverage industry; and
•overseeing the Company’s government relations strategies, lobbying activities, and political contributions.
Other Duties and Responsibilities Include
•monitoring significant developments in the regulatory environment relevant to the Company; and
•performing any other duties and responsibilities that are consistent with the Governance Committee’s purpose,
Articles of Incorporation and By-Laws, and governing law, as the Board or the Governance Committee deems necessary or appropriate.
POLITICAL ACTIVITY AND GOVERNANCE
We maintain a robust governance framework for overseeing our political activities. We seek to engage in these activities responsibly and transparently, with priority on compliance with federal, state, and local laws. The Governance
Committee oversees our policies and programs related to corporate citizenship and public policy issues significant to the Company. As our success depends on sound public policies, we regularly work with government officials regarding matters of concern in accordance with applicable laws and regulations.
Mondelēz International has a proud history of involvement in the communities where employees live and work, including participation in the political process to support policies that impact our communities, employees, and businesses. We provide comprehensive disclosure of political activity through our website:
www.mondelezinternational.com/investors/corporate-governance/board-oversight-of-corporate-citizenship, reflecting our policies and procedures for making political contributions and expenditures. In addition, the website provides information on our lobbying activities and a link to the lobbying disclosure reports we file with the United States
Congress. A list of U.S. trade associations to which we pay dues of more than $50,000 annually, including the portion of dues attributable to lobbying, can also be found on our website. As demonstrated by our robust reporting, we are firmly committed to providing shareholders with transparency about our political activities.

2026 PROXY STATEMENT | 53

BOARD COMMITTEES AND MEMBERSHIP People and Compensation Committee

PEOPLE AND COMPENSATION COMMITTEE
PEOPLE AND COMPENSATION COMMITTEE INDEPENDENCE, INTERLOCKS, AND
INSIDER PARTICIPATION
The Board determined that all PCC members are independent within the meaning of the Nasdaq listing standards, including the heightened independence criteria for compensation committee members. All members are “non-employee directors” under SEC rules and outside directors under the Internal Revenue Code of 1986, as amended (the “Code”).
None of the PCC’s members are or were:
•an officer or employee of Mondelēz International;
•a participant in a related person transaction required to be disclosed under Item 404 of Regulation S-K; or
•an executive officer of another entity at which one of our executive officers serves on the board of directors or the compensation committee.
RESPONSIBILITIES
The PCC’s responsibilities include:
•establishing our executive compensation philosophy;
•determining the group of companies the PCC uses to benchmark executive and director compensation (the
“Compensation Survey Peer Group”);
•periodically benchmarking non-employee director compensation against the Compensation Survey Peer Group and general industry data, considering the appropriateness of the form and amount of non-employee director compensation, and making recommendations to the Board concerning director compensation with a view toward attracting and retaining qualified directors;
•assessing the appropriateness and competitiveness of our executive compensation programs, including severance programs and executive retirement income design;
•overseeing strategic progress indicators (“SPIs”) for incentive plans;
•reviewing and approving goals and objectives of the CEO; evaluating the performance of the CEO in light of these goals and objectives; and, based upon this evaluation, determining both the elements and amounts of the CEO’s compensation, including perquisites. The CEO may not be present during voting or deliberations on his or her compensation;
•reviewing management’s recommendations for, and approving the compensation of, the CEO’s executive direct reports and other officers subject to Section 16(a) of the Securities Exchange Act of 1934, as amended (the
“Exchange Act”);
•determining annual incentive compensation, equity awards, and other long-term incentive awards granted under our equity and long-term incentive plans to eligible participants;
•determining the policies governing options and other stock grants;
•making recommendations to the Board with respect to incentive plans requiring shareholder approval and approving eligibility for and design of executive compensation programs implemented under shareholder-approved plans;
•reviewing the compensation and benefits policies and practices for employees, including non-executive officers, as they relate to our risk management practices and risk-taking incentives, and reviewing proposed material changes to these policies and practices;
•overseeing the talent development and succession planning process (including succession planning for emergencies)
for the CEO and the CEO’s executive direct reports and, as appropriate, evaluating potential candidates and making recommendations to the Board regarding potential CEO candidates;

54 | 2026 PROXY STATEMENT

BOARD COMMITTEES AND MEMBERSHIP People and Compensation Committee
•reviewing periodically our key policies, practices, and strategies related to human capital management, including but not limited to organizational engagement and effectiveness, employee wellness, pay equity, talent sourcing strategies, and talent management and development programs, and reviewing the human capital management disclosure in our proxy statement;
•overseeing policies as they relate to respect for employees and others within the business of Mondelēz International;
•monitoring executive officers’ compliance with our stock ownership guidelines;
•advising the Board and assessing the appropriateness of the compensation of independent directors for service on the Board and its committees;
•reviewing and discussing with management the CD&A and related disclosures to be included in our proxy statement and annual report on Form 10-K, and preparing and approving the PCC’s annual report to shareholders for inclusion in our annual proxy statement;
•reviewing and approving our clawback policies, upon certain financial restatements and upon significant misconduct that could damage the Company’s reputation;
•assessing the independence of any compensation consultant, outside counsel, and other advisors (whether retained by the PCC or management) that provide advice to the PCC, before selecting or receiving advice from them, based on the factors set forth in the Nasdaq listing rules;
•at least annually, assessing whether the work of compensation consultants involved in determining or recommending executive or director compensation has raised any conflict of interest that is required to be disclosed in our annual report on Form 10-K and proxy statement;
•assessing the results of the most recent advisory vote on executive compensation; and
•performing any other duties and responsibilities that are consistent with the PCC’s purpose, our Articles of
Incorporation and By-Laws, and governing law, as the Board or the PCC deems necessary or appropriate.
The PCC has the authority to delegate any of its responsibilities to the committee’s Chair, another PCC member, or a subcommittee of PCC members, unless prohibited by law, regulation, or any Nasdaq listing standard.
EXECUTIVE OFFICERS HAVE A LIMITED ROLE IN THE PEOPLE AND COMPENSATION
COMMITTEE’S DETERMINATION OF EXECUTIVE COMPENSATION AND
NON-EMPLOYEE DIRECTOR COMPENSATION
•Each year, the CEO presents compensation recommendations for his direct reports and the other executive officers, including the NEOs. The PCC reviews and discusses these recommendations with the CEO, but retains full discretion over the compensation of these employees.
•The CEO does not make recommendations or participate in deliberations regarding his own compensation.
•Executive officers do not play a role in determining or recommending the amount or form of non-employee director compensation.
See “Decision-Making Process” on page 80 for additional detail on roles in the decision-making process.

2026 PROXY STATEMENT | 55

BOARD COMMITTEES AND MEMBERSHIP People and Compensation Committee
THE PEOPLE AND COMPENSATION COMMITTEE’S ROLE IN MANAGEMENT
SUCCESSION PLANNING AND DEVELOPMENT
Succession planning for senior management positions, which facilitates continuity of leadership over the long term, is critical to our success and important at all levels within our organization. Our Board’s involvement in leadership development and succession planning is systematic, strategic, and continuous. The PCC oversees the development and retention of senior management talent while also developing a long-term succession and development plan for our
CEO. Additionally, the Board has contingency plans for emergencies such as the death or disability of the CEO.
The PCC, together with the CEO, regularly reviews senior management talent, including readiness to take on additional leadership roles and developmental opportunities needed to prepare leaders for greater responsibilities. The CEO also provides a regular review to the PCC of the executive leadership team. While the PCC has the primary responsibility to develop succession plans for the CEO position, it annually reports to the Board and decisions are made with input from the Board. Potential leaders interact with Board members through formal presentations, in-market reviews, and informal settings. More broadly, the Board is updated on human capital matters for the overall workforce, including recruiting, employee engagement, and development programs.

56 | 2026 PROXY STATEMENT
OUR DISTINCTIVE APPROACH TO
ENVIRONMENTAL AND SOCIAL ISSUES

Snacking Made Right is the lens through which we determine our sustainability priorities to deliver on our mission of leading the future of snacking. We have a clear strategic approach to making snacking right, so we can drive innovative, more sustainable business growth.
Mondelēz International is committed to creating a positive impact on the world and the people our business touches while driving business performance. With a strong foundation of beloved iconic brands, stakeholder partnerships, and purposeful signature programs, we’re well-positioned to lead the future of snacking. We focus on key areas where we believe we can deliver greater long-term positive impact, which is why we continue to focus significant efforts to drive progress against our core initiatives for more sustainable and mindful snacking. Our strategy and ambitions in these key focus areas are expected to support our growth around the world and are underpinned by our focus on promoting a culture of safety, quality, and inclusivity.

OUR STRATEGIC FOCUS AREAS
We have identified certain sustainability-related strategic focus areas that we believe are significant to building a more sustainable snacking company.
PLANET
We focus on more sustainable sourcing of key ingredients, reducing our end-to-end environmental impact, and innovating our processes and packaging to reduce waste, promote recycling, meet consumer demands, and support future legal compliance.
PEOPLE
We believe the strength of our workforce is one of the significant contributors to our success as a purpose-led, global company and our focus includes promoting human rights across our value chain and championing consumer and colleague well-being and community.

Ingredients	Climate	Packaging	Social Impact	Workplace Culture	Consumer Well-Being	Colleague Well- Being

Develop signature sourcing programs across key raw materials, including cocoa, wheat, and palm oil, to help build greater end-to-end resilience in these supply chains.	Help address climate risk through science-based targets, using natural resources end- to-end more efficiently and renewably.	Aim for reducing and evolving packaging and improving systems to support our vision of a more circular pack economy.	Promote human rights across our value chain and help to enable empowered and inclusive communities.	Build a winning growth culture championing culture and employee engagement for our colleagues and the communities our business touches.	Aim to empower consumers with contemporary well-being options and choices, Mindful Snacking habits, and portion control.	Build a culture that focuses on the safety, physical, and mental well-being of our colleagues.

2026 PROXY STATEMENT | 57

OUR DISTINCTIVE APPROACH TO ENVIRONMENTAL AND SOCIAL ISSUES Board Oversight and Governance of Sustainability

BOARD OVERSIGHT AND GOVERNANCE OF SUSTAINABILITY
Mondelēz International prioritizes strong governance as a foundation for our sustainability efforts and commitment to Snacking Made Right. We have a comprehensive governance structure focused on transparency, accountability, and embedding sustainability principles throughout our operations. This approach includes addressing climate risk, promoting human rights, and promoting ethical business practices across the supply chain.
Our comprehensive governance structure provides strong oversight of our sustainability efforts. Our Board of
Directors oversees our sustainability-related risks, strategy, progress, alignment with Purpose, stakeholder interests, and strategic risks and opportunities. It also reviews progress and challenges on evolving our growth culture. Specific responsibilities are delegated to our Board committees, which are composed solely of independent directors.
Board Oversight: Our Board oversees our sustainability-related risks, strategy, progress, alignment with
Purpose, stakeholder interests, and strategic risks and opportunities, including reviewing progress and challenges on evolving our growth culture.
Board Committee Responsibilities: Specific responsibilities are delegated to our Board committees, which are composed solely of independent directors.
•Governance Committee oversees our sustainability policies and programs related to corporate citizenship, social responsibility, and public policy issues that are significant to us. These issues include sustainability; food policy, labeling, marketing, and packaging; philanthropic and political activities and contributions; and the Board’s sustainability education and capabilities.
•PCC oversees our growth culture priorities, as well as workplace safety, employee wellness, pay equity, talent-
sourcing strategies, talent management and development programs, and sustainability and culture related SPI goals for incentive plans.
•Audit Committee oversees our safety priorities, goals, and performance, as well as our sustainability-related disclosure in SEC filings, including controls and assurance.
Management is responsible for the day-to-day management and oversight of our sustainability programming and strategy development, in addition to regular progress reviews. Our SVP, Chief Impact & Sustainability Officer
(“Chief Impact Officer”) leads our sustainability strategy development and oversees our sustainability strategy through implementation, as well as our long-term sustainability vision. Our Sustainability Huddle, chaired by our
Chief Impact Officer, includes senior leaders from our key global functions and businesses and focuses on our sustainability-related strategies. Our Chief Impact Officer, our Chief Cocoa Officer and Chief Corporate &
Government Affairs Officer, and our EVP, Corporate & Legal Affairs, General Counsel and Corporate Secretary
regularly report on sustainability matters to the Board and the Governance Committee. Our local-first and consumer-centric business model means that business transformation requires a balance at a global scale and local operations to deliver progress against these goals.
We strive to take a disciplined approach to our sustainability initiatives and remain transparent and proactive about our progress. We track, report on, and hold management accountable for achieving our goals.

58 | 2026 PROXY STATEMENT

OUR DISTINCTIVE APPROACH TO ENVIRONMENTAL AND SOCIAL ISSUES Board Oversight and Governance of Sustainability
The management and monitoring of enterprise risks, including climate risks, is reviewed annually by the global
Enterprise Risk Management (ERM) team, while the implementation of mitigation plans and the monitoring of risk
KPIs are ongoing at the global, regional, or business level, where required. Based on the specific risk drivers and prioritization, we develop and implement our risk response strategies, which can be either mitigation (action plans), transfer (insurance), avoidance, or acceptance. We monitor performance against our risk response strategies using risk KPIs that are tracked by the respective risk owner and reported to the global ERM team.
The global ERM team is enhancing the integration of climate risk management into the overall ERM strategy and process.

OUR GOALS
Our sustainability goals are part of our risk and strategic planning processes. Business leadership teams and our
Board regularly review progress toward these programs and priorities.
Our goals include more sustainable sourcing of key ingredients, reducing our environmental footprint, promoting the rights of people across our value chain, and evolving our portfolio to offer a broader range of high-quality snacks addressing consumer needs while encouraging consumers to snack mindfully.
In 2025, we continued to make progress against these goals including:
•We covered approximately 100% of Cocoa Life registered communities in West Africa (i.e., Ghana, Côte d’Ivoire,
Nigeria, and Cameroon) by a Child Labor Monitoring and Remediation System.
•Approximately 94% of our snacks revenue now comes from Mindful Portion Snacks – that is, snacks that are packaged in individually wrapped mindful portion serving sizes, or with clear mindful portion recommendations on pack.
•We reduced carbon emissions across our manufacturing operations by about 45% vs. our baseline in 2018.
•Approximately 96% of our packaging is designed to be recyclable.

2026 PROXY STATEMENT | 59

OUR DISTINCTIVE APPROACH TO ENVIRONMENTAL AND SOCIAL ISSUES Sustainability Reporting

SUSTAINABILITY REPORTING
We discuss our sustainability goals and programs in detail in our annual Snacking Made Right reports available on our website. We provide a sustainability data sheet and are aligned with the Sustainability Accounting
Standards Board (SASB) and Task Force on Climate-Related Financial Disclosures (TCFD) reporting frameworks. We also provide our annual CDP Climate Change, Water Security, and Forests disclosure. We also provide information regarding our efforts to help address the systemic issue of child labor in the cocoa supply chain in our annual Human Rights Due Diligence & Modern Slavery Report, which will be available on our website, www.mondelezinternational.com. We will continue to consider shareholder feedback as we align our sustainability reporting with evolving standards. We monitor investor voting policies and continue to evolve our practices and disclosures.
Our annual Snacking Made Right report is part of our wider ambition to provide transparent and measurable information for our stakeholders on our goals, policies, initiatives, and programs through sustainability reporting.
To keep enhancing our reporting to meet evolving requirements around the world, in 2022 we enhanced our internal procedures and controls on Sustainability Reporting Standards. This process provides enhanced clarity for our reporting as we continue to focus on keeping our stakeholders informed of our ongoing journey to make snacking right. As part of this work, in 2025 we continued to monitor evolving regulation, such as the European
Union Corporate Sustainability Reporting Directive (EU CSRD), in preparation for mandatory reporting compliance.
Additional details about our sustainability goals, including the goals and progress reported above, are available in our annual Snacking Made Right report.

60 | 2026 PROXY STATEMENT
COMPENSATION OF
NON-EMPLOYEE DIRECTORS

REVIEW OF NON-EMPLOYEE DIRECTOR COMPENSATION
The PCC reviews non-employee director compensation annually to confirm that the compensation we offer is market-competitive. To support the PCC’s review, at the PCC’s request, Semler Brossy:
•benchmarks our non-employee director compensation against our Compensation Survey Peer Group;
•assesses the form and amount of our non-employee director compensation; and
•provides the PCC with this data and an independent assessment of the appropriateness and competitiveness of our non-employee director compensation.
Executive officers do not play a role in determining or recommending the amount or form of non-employee director compensation.
Using Semler Brossy’s assessment, the PCC recommended no changes to the non-employee director compensation program in 2025, as the average total retainer pay, program structure, and pay mix are generally aligned with the market.

SUMMARY OF 2025 COMPENSATION ELEMENTS

Annual Compensation Elements	Amount ($)
Annual Cash Retainer	115,000
Value of Annual Equity Retainer	200,000
Additional Cash Compensation
Lead Independent Director Retainer	50,000
Audit Committee Chair Retainer	35,000
PCC Chair Retainer	25,000
Governance Committee Chair Retainer	20,000
Finance Committee Chair Retainer	20,000
Annual Cash
Retainer
$115,000
Annual Equity
Retainer Value
$200,000
We do not pay non-employee directors meeting fees. We also do not pay any company employee who serves as a director any additional compensation for serving as a director. Mr. Van de Put is the only director who is also a company employee.

PLAN LIMITS ON NON-EMPLOYEE DIRECTOR GRANTS
Our shareholder-approved 2024 Performance Incentive Plan (“2024 PIP”) limits the cash compensation and the fair market value of Common Stock grants made to any non-employee director in any calendar year to at most $750,000, except that for the first year a director joins the Board or the year in which a director is designated as Chair or Lead
Independent Director, such limit is increased to $1,000,000.

2026 PROXY STATEMENT | 61

COMPENSATION OF NON-EMPLOYEE DIRECTORS Cash Compensation – Board, Lead Independent Director and Committee Chair Retainers

CASH COMPENSATION – BOARD, LEAD INDEPENDENT DIRECTOR, AND COMMITTEE CHAIR RETAINERS
We pay our non-employee directors their cash retainers quarterly. The Mondelēz International, Inc. 2001 Compensation
Plan for Non-Employee Directors allows directors to defer 25%, 50%, 75%, or 100% of their cash retainers into notional unfunded accounts. These accounts are credited with gains/losses based upon the performance of investment funds that mirror certain of the investment options available under the Thrift Plan offered to U.S. salaried employees.
If the Board appoints a new non-employee director during the year (i.e., other than at the Annual Meeting of
Shareholders), we pay that director prorated compensation based on the number of days remaining in the calendar year.

EQUITY COMPENSATION – ANNUAL EQUITY GRANT
We make annual equity grants to our non-employee directors following the Annual Meeting of Shareholders. In order to align directors’ interests with shareholders during the directors’ service, grants are in the form of vested deferred stock units (“DSUs”). We settle these DSUs by distributing actual shares six months after a director ends his or her service as a director. When we pay a dividend on our Common Stock, we accrue the value of the dividends that we would have paid on the shares underlying the DSUs. Directors receive shares equal to the accumulated value of the dividends at the same time their DSUs are settled.
If the Board appoints a new non-employee director during the year (i.e., other than at the Annual Meeting of
Shareholders), we prorate the annual equity grant value based on the number of months until the next Annual Meeting of Shareholders.

DIRECTOR STOCK OWNERSHIP GUIDELINES
To align the interests of our non-employee directors and our shareholders, we expect our non-employee directors to hold shares of our Common Stock. Our expectations are as follows:

Key Provisions	Explanation of Key Provisions

Ownership expectation	•Amount equal to 5 times the annual Board cash retainer.
Time to meet expectation	•5 years after joining the Board as a director.
Shares counted toward ownership	•Common Stock, including sole ownership, DSUs, and accounts over which the director has direct or indirect ownership or control.
Holding expectation
•The Company does not release the shares underlying DSUs until six months after the director ends his or her service as a director. The Company does not require that shares be held after distribution/issuance.

If a non-employee director does not meet these ownership expectations, the Lead Independent Director will consider the non-employee director’s particular situation and may take action as deemed appropriate. As of March 11, 2026, each director serving for at least five years met or exceeded the ownership expectation.

COMPANY MATCH FOR DIRECTOR CHARITABLE CONTRIBUTIONS
Non-employee directors are eligible to participate in the Mondelēz International Foundation (the “Foundation”) Matching
Gift Program. Each year, the Foundation will generally match up to $15,000 in contributions by a non-employee director to any 501(c)(3) nonprofit organization(s).

62 | 2026 PROXY STATEMENT

COMPENSATION OF NON-EMPLOYEE DIRECTORS 2025 Non-Employee Director Compensation

2025 NON-EMPLOYEE DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Bunch, Charles(4)	52,665	—	15,000	67,665
Cousin, Ertharin	115,000	196,367	—	311,367
´t Hart, Cees	127,198	196,367	—	323,565
McKinstry, Nancy(5)	70,453	196,367	—	266,820
McNamara, Brian	115,000	196,367	—	311,367
Mesquita, Jorge	115,000	196,367	—	311,367
Mukherjee, Anindita(4)	44,863	—	—	44,863
Nielsen, Jane	144,148	196,367	—	340,515
Price, Paula	115,000	196,367	—	311,367
Siewert, Patrick	190,852	196,367	10,000	397,219
Todman, Michael	140,000	196,367	—	336,367
(1)Includes all retainer fees earned or deferred pursuant to the 2001 Compensation Plan for Non-Employee Directors.
(2)The amounts shown in this column represent the full grant date fair value of the DSU grants in 2025 as computed in accordance with Financial Accounting
Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of these amounts are included in Note
1, Summary of Significant Accounting Policies – Stock-based Compensation, to the consolidated financial statements in our 2025 Form 10-K. The DSUs are immediately vested, but settlement of the shares is deferred until six months after the director separates from service on the Board. The 2025 Non-Employee
Director Equity Awards table provides further detail on the non-employee director grants made in 2025 and the number of stock awards outstanding as of
December 31, 2025.
(3)Represents Foundation contributions made as part of the Foundation Matching Gift Program. Annual match limits are based on gift date, not the match date, by the Foundation. As such, the amounts reflected may represent gifts that directors made in 2024, but the Foundation did not match until 2025.
(4)Effective May 21, 2025, Mr. Bunch and Ms. Mukherjee concluded their service on the Board. Their 2025 retainer payment for the second calendar quarter was prorated based on the date their term ended. They did not receive an annual equity grant during 2025.
(5)Ms. McKinstry joined the Board effective May 21, 2025.

2025 NON-EMPLOYEE DIRECTOR EQUITY AWARDS

Name	All Stock Awards: Number of Stock or Units Granted in 2025 (#)	All Stock Awards: Grant Date Fair Value of Stock or Units Granted in 2025(1) ($)	Outstanding Stock Awards as of December 31, 2025(2) (#)
Cousin, Ertharin	3,009	196,367	13,405
´t Hart, Cees	3,009	196,367	8,541
McKinstry, Nancy	3,009	196,367	3,055
McNamara, Brian	3,009	196,367	6,901
Mesquita, Jorge	3,009	196,367	58,452
Nielsen, Jane	3,009	196,367	15,494
Price, Paula	3,009	196,367	6,031
Siewert, Patrick	3,009	196,367	58,215
Todman, Michael	3,009	196,367	19,535
(1)The amounts shown in this column represent the full grant date fair value of the DSUs granted in 2025 as computed in accordance with FASB ASC Topic 718.
(2)The amounts shown in this column include dividends accrued on outstanding DSU grants. Shares subject to such DSU grants are fully vested, but settlement is deferred until six months after the director separates from service on the Board.

2026 PROXY STATEMENT | 63

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)	TABLE OF CONTENTS
	EXECUTIVE SUMMARY	63
	COMPENSATION PROGRAM	67
	COMPENSATION DETERMINATION PROCESS	79
	COMPENSATION GOVERNANCE	82

This CD&A details our alignment of pay with financial and strategic performance, provides an overview of compensation programs, explains the guiding principles and practices upon which our executive compensation program is based, and describes the compensation paid to the following individuals, who were our 2025 NEOs:

Dirk Van de Put Chair & CEO	Luca Zaramella Executive Vice President (“EVP”), Chief Operating Officer (“COO”) & Chief Financial Officer (“CFO”)(1)	Volker Kuhn EVP & President, Europe	Gustavo Valle EVP & President, North America	Martin Renaud EVP & Chief Marketing & Sales Officer
(1)Effective February 1, 2026, Mr. Zaramella was appointed as COO, in addition to his role as EVP and CFO.

EXECUTIVE SUMMARY
COMPANY PERFORMANCE AND STRATEGY
We have continued to make significant progress against our Vision 2030 long-term strategy and aim to be the global leader in snacking by driving progress toward our four strategic priorities listed below. Our reward structure is tightly aligned with our strategy, using incentive plan metrics that are designed to drive high-quality results against each of our four strategic priorities.

Accelerating growth while reshaping our portfolio to deliver 90% of revenue in chocolate, biscuits, and baked snacks.	Accelerating operational, commercial and supply chain excellence – empowered through expansion of artificial intelligence, machine learning, cloud technologies and related digital enablers.	Fueling the organization with the talent needed to achieve our growth ambitions, while creating a thriving and engaged culture.	Advancing more sustainable business practices, focused on areas where we believe we can deliver impact at scale – as detailed in our annual Snacking Made Right report.
GROWTH
Accelerate
consumer-centric growth
EXECUTION
Drive operational
excellence
CULTURE
Build a winning
growth culture
SUSTAINABILITY
Scale sustainable
snacking

64 | 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Executive Summary
Company Performance
In 2025, we delivered solid results on top-line growth, including in most of our emerging markets, while navigating significant headwinds. Our earnings declined in 2025, similar to the performance of chocolate industry peers, as bottom-line performance was adversely impacted by unprecedented input cost increases in our largest commodity, cocoa. Cocoa price levels, paired with ongoing consumer uncertainty and broader macroeconomic pressures, created a more challenging operating environment. We offset many of these headwinds through sound execution of a clear, comprehensive chocolate business strategy – including strong pricing execution, revenue growth management, marketing and sales initiatives, and targeted cost savings.
Our top-line growth also led to strong free cash flow generation of $3.2 billion and the return of approximately
$4.9 billion to shareholders ($2.5 billion in dividends and $2.4 billion in share repurchases). Over the past several years, we have delivered strong top and bottom-line growth while taking a long-term, sustainable approach to reinvesting in the business to position ourselves well for multi-year volume growth.

2025 Performance(1)
Net Revenues		Cash Flow
Reported Net Revenues Growth	Organic Net Revenues Growth (Non‑GAAP)	Reported Net Cash Provided by Operating Activities	Free Cash Flow (Non‑GAAP)
5.8%	4.3%	$4.5B	$3.2B

Gross Profit		EPS(2)
Reported Gross Profit Dollars Growth	Adjusted Gross Profit Dollars Growth @ Constant Currency (Non‑GAAP)	Reported Diluted EPS Growth	Adjusted EPS Growth @ Constant Currency (Non‑GAAP)
(23.3)%	(11.4)%	(44.7)%	(14.6)%

Annualized TSR
Our TSR performance exceeded the S&P Food Products Index for all periods below. We believe this index is a more relevant comparator than the broader S&P 500, which has been driven by outsized growth in a limited number of large technology companies.
The unprecedented cocoa prices described above put significant pressure on our stock price. Further, cocoa costs disproportionately affected our stock price relative to our Performance Peer Group because most peers do not sell chocolate products. These factors account for the overwhelming majority of the negative performance reflected below.
While our 2025 TSR was below our Performance Peer Group median, our organic revenue growth was above the peer median, third among multinational peers and first among U.S.-focused peers. Prior to facing unprecedented cocoa costs beginning in 2024, from 2019 to 2023, we delivered the highest TSR among our peers in four out of five years.
Moving forward, we remain focused on clear strategic plans and actions to continue to drive long-term, sustainable, and profitable growth across our business.
1-YEAR
3-YEAR
5-YEAR

ò	S&P Food Products	ò	Mondelēz International	ò	Performance Peer Group Median	ò	S&P 500
(1)Reflects year-over-year and/or 2025 highlights. We report our financial results in accordance with U.S. GAAP. However, we use non-GAAP financial measures in making financial, operating, and planning decisions and in evaluating our performance. See definitions of these measures and GAAP to non-GAAP reconciliations in Annex A.
(2)Given the nature of non-recurring items that impacted our 2025 reported diluted EPS growth, we believe adjusted EPS growth provides the most accurate picture of our 2025 performance. Our 2025 reported diluted EPS performance was negatively affected by several items impacting comparability including an unfavorable year-over-year change in mark-to-market impacts from commodity and foreign currency derivatives, a decrease in Adjusted EPS, settlement losses related to pension plan buy-outs, an unfavorable year-over-year change in acquisition-related items, lapping prior-year divestiture-related items and higher costs incurred for the ERP System Implementation program. Please refer to Annex A for more information on these items.

2026 PROXY STATEMENT | 65

COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Executive Summary
OVERVIEW OF PAY ELEMENTS
This table describes the primary elements and objectives of the 2025 executive compensation program for our NEOs, reflecting the philosophy of our People and Compensation Committee (“PCC”) to set challenging but attainable targets to reward performance. The performance metrics below are aligned directly to the key business goals and strategy highlighted above.

Pay Element	Vehicle	2025 Performance Measures & Key Characteristics(1)		2025 Objectives
Base Salary	Cash	Fixed cash paid regularly		Attract and retain world-class business leaders by offering market-competitive salaries based on role, responsibilities, experience, individual performance, and internal equity
Annual Incentive Plan (“AIP”)	100% At-risk cash	80% Financial Measures: •Organic Volume Growth (15%) •Organic Net Revenue Growth (15%) •Adjusted Gross Profit Growth (35%) •Adjusted Operating Income Growth (15%) •Free Cash Flow (20%)	30pp Market Share Overlay	Reward and motivate annual achievements of critical financial goals and strategic objectives across four priorities: growth, execution, culture, and sustainability

20% Strategic Progress Indicator (“SPI”) Goals(2)
Long-Term Incentive (“LTI”) Program	75% Performance Share Units (“PSUs”) 3-year cliff vesting	•Organic Net Revenue Growth (50%) •Adjusted EPS Growth (50%)	25pp Annualized Relative TSR Modifier(3)	Reward long-term performance for delivering sustained long-term growth and creating shareholder value
	25% Stock Options 3-year ratable vesting	Stock Price
(1)A more detailed discussion, including definitions of the financial measures, appears later in this CD&A and in Annex A.
(2)See “Strategic Progress Indicator Goals” on page 72 for details.
(3)For PSUs, require above median performance (60th percentile) for the relative TSR modifier to have a positive impact on payouts.
2025 Compensation Program Design Changes
We did not make any material changes to our 2025 design relative to our design in 2024, except for PSUs. For the
2025-2027 PSUs, we retained the same three performance metrics as prior years. However, we shifted relative TSR from a 50% weighting to a modifier, which may increase or decrease the number of PSUs earned by up to 25pp (the
“Relative TSR Modifier”). This change aligns with the prevalent market practice and emphasizes the two equally weighted financial metrics (Organic Net Revenue Growth and Adjusted EPS Growth), which are vital in accomplishing our long-term strategy, while continuing to include relative TSR. Relative TSR remains an important metric for measuring relative outperformance and incentivizing shareholder value creation. The Relative TSR Modifier will not have a positive impact on the number of earned PSUs unless our relative TSR meets or exceeds the 60th percentile.
Further, the Relative TSR Modifier cannot result in a PSU payout greater than 200% of target.
Our program remains aligned with our business strategy and reflects the strength of ongoing shareholder feedback, demonstrated by the strong levels of support we have received historically from shareholders on our Say-on-Pay.

66 | 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Executive Summary
EXECUTIVE COMPENSATION GOALS AND PRINCIPLES
Our executive compensation program is designed to focus on four primary principles.

Principle	How We Accomplish

Attract, retain and motivate talented executives and develop world-class business leaders	•Align our executive pay packages with comparable positions at companies in our Compensation Survey Peer Group, taking into account tenure, experience, performance, and complexity of scope
Align executive pay and performance	•Make a significant portion of our executives’ compensation dependent on achieving robust financial and strategic goals which are set at the beginning of performance cycles
Put pay at risk by heavily weighting the mix of fixed and variable compensation toward variable components	•93% of our CEO’s target compensation and on average 85% of the other NEOs’ target compensation is at risk
Align our executives’ and shareholders’ interests to promote sustained and superior long-term shareholder returns
•78% of our CEO’s target compensation and on average 67% of the other NEOs’ target compensation is in equity-based grants, comprising PSUs (75%) and stock options (25%)
•For PSUs, require above median performance (60th percentile) for the Relative TSR Modifier to have a positive impact on payouts
•Maintain stock ownership policy that requires ownership at or above peer benchmark levels (CEO must hold shares equal to 8 times salary and other NEOs must hold shares equal to 4 times salary)

SHAREHOLDER ENGAGEMENT ON EXECUTIVE COMPENSATION
The Board encourages open and constructive dialogue with shareholders regarding our executive compensation policies and practices. At the 2025 Annual Meeting of Shareholders, approximately 94% of the votes cast in our
Say-on-Pay advisory vote were in favor of our executive compensation policies and practices. Additionally, independent members of our Board as well as members of the management team reached out to our top shareholders on compensation and other governance issues. As part of its regular review process, the PCC considered the results of the advisory vote and shareholder feedback and concluded that the overall compensation program continued to reflect our strongly performance-based pay practices and aligned with long-term value creation.

REACHED OUT to shareholders representing	SPOKE with 23 different shareholders representing	Lead Independent Director led meetings with shareholders representing
~57%	~35%	~22%
OF OUR OUTSTANDING SHARES	OF OUR OUTSTANDING SHARES	OF OUR OUTSTANDING SHARES

2026 PROXY STATEMENT | 67

COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Executive Summary
COMPENSATION PROGRAM GOVERNANCE
Our executive compensation governance reflects best practices to protect and promote our shareholders’ interests.

WHAT WE DO	WHAT WE DON’T DO

   Require significant stock ownership
   For PSUs, require above median performance (60th percentile) for the Relative
TSR Modifier to have a positive impact on payouts
   Cap incentive award payouts at 200% of target
   Clawback policies require or permit “clawbacks” of time-based equity awards, performance-based equity awards and cash compensation upon certain financial restatements and upon significant misconduct that could damage the
Company’s reputation
   Conduct an annual compensation risk assessment
   Offer limited executive perquisites
   Pay severance and vest equity only upon a “double trigger” in the event of a change in control (“CIC”)
   Benchmark executive compensation and our performance compared to relevant comparators
   Provide for a significant majority of compensation that is based on objective, quantifiable pre-established performance goals
   Retain an independent compensation consultant to advise the PCC

    No re-pricing or exchanging
underwater stock options
    No dividends paid to executives before
PSUs vest
    No separate, enhanced health and
welfare plans for NEOs
    No guaranteed increases to
base salaries
    No hedging, pledging or short sales of
our Common Stock
    No tax gross-ups to NEOs in the event
of a CIC
    No incentives to produce short-term
results to the detriment of long-term
goals and results
    No incentives to pursue excessively
risky business strategies

COMPENSATION PROGRAM
TOTAL TARGET COMPENSATION MIX
The PCC places significant focus on performance-based compensation, which is provided in the form of an annual performance incentive under the AIP and stock options and PSUs under the LTI plan. Our focus on performance-based compensation rewards strong company financial and operating performance and aligns the interests of our NEOs with those of our shareholders.
Below, we show the 2025 total target compensation mix for our CEO and the average for our other NEOs. This compensation mix includes base pay, target annual incentive and LTI grants. Most of the compensation for both the
CEO and the other NEOs is variable and at risk.
CEO

93% Pay at Risk

Other NEOs

85% Pay at Risk

●	Base Salary
●	Annual Incentives
●	Stock Options
●	PSUs

68 | 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Program
BASE SALARY
Overview
Base salary is the primary element of fixed compensation. In determining the base salary that each NEO receives, we look at the executive’s current compensation, tenure, individual performance, any change in the executive’s position or responsibilities, and the complexity and scope of the executive’s position as compared to those of other executives within the Company and in similar positions at companies in our Compensation Survey Peer Group. The PCC reviews
NEO salaries annually. If awarded, salary increases are generally effective April 1. If there is a notable change in an
NEO’s role and responsibilities during the year, the PCC considers whether an off-cycle increase is warranted. No NEO received an off-cycle increase in 2025.
2025 Base Salary
Other than Mr. Kuhn (whose base salary was set in connection with his initial hire in January 2025), each of the NEOs received a base salary increase in 2025 to reflect their performance and contributions in their current roles and to position them competitively relative to external peers. Base salaries for the NEOs and increases (where applicable) are shown in the table below.

Name	2024 Base Salary	2025 Base Salary	% Increase
Mr. Van de Put(1)	$1,550,000	$1,650,000	6.5%
Mr. Zaramella(1)	$1,100,000	$1,200,100	9.1%
Mr. Kuhn(2)	New Hire	CHF 879,000	N/A
Mr. Valle	$815,000	$850,000	4.3%
Mr. Renaud	$745,000	$785,000	5.4%
(1)Prior to the increase in 2025, the CEO had not received an increase since 2022. In determining the increases to our CEO and CFO, the PCC considered the factors described above, as well as their continued strong performance over the long term, year-over-year increases in compensation levels in our
Compensation Survey Peer Group and the need to maintain competitive positioning for seasoned industry leaders.
(2)Mr. Kuhn’s start date was January 6, 2025.

2026 PROXY STATEMENT | 69

COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Program
AIP
Overview
We design our AIP to reward and motivate annual accomplishment of critical financial and strategic objectives across our four strategic priorities: growth, execution, culture, and sustainability.
AIP Award Calculation/Payout
The graphic below illustrates the key components, performance goals, and calculation of the 2025 AIP for the NEOs.
2025 AIP Targets for NEOs
Target annual incentive opportunities for the NEOs are shown in the table below. In determining the targets, the PCC reviews benchmark data from our Compensation Survey Peer Group (see “Peer Groups” on page 79) to align our executive pay packages with similar positions and to reflect individual performance. Mr. Zaramella and Mr. Valle received increases in their target opportunities to position their pay competitively with peers in our Compensation
Survey Peer Group relative to their tenure and experience.

Name	Target Opportunity as a % of Salary
Mr. Van de Put	200%
Mr. Zaramella	130%
Mr. Kuhn	120%
Mr. Valle	120%
Mr. Renaud	100%

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Program
Financial Performance Rating (80% of AIP)
Metrics and Alignment with Strategy
The financial performance rating for Mr. Van de Put, Mr. Zaramella, and Mr. Renaud was based on global company performance; the financial performance ratings for Mr. Kuhn and Mr. Valle were based on a combination of their respective region and global company performance. In selecting financial performance metrics, the PCC seeks to incentivize actions that drive execution consistent with our strategy. The PCC determined that each of the selected metrics incentivizes a key component of our long-term growth and resilience strategy and that executives have the ability to influence our performance on each measure. Performance ratings against each measure can range from
0% to 200%, with the exception of the Market Share Overlay.

Performance Measures(1)	Alignment with Strategy

Organic Volume Growth	Incentivizes balanced, high-quality, top-line growth and improved margin leverage through higher capacity utilization
Organic Net Revenue Growth	Focuses on high-quality revenue growth through market share, volume gains and price-mix optimization
Adjusted Gross Profit Growth	Measures the Company’s ability to manage and balance trade-offs among volume, mix, pricing and costs and enables investment to drive earnings and Free Cash Flow through investing in people and brands
Adjusted Operating Income Growth	Demonstrates whether our business is operating successfully by capturing all operating costs
Free Cash Flow	Key metric that influences our ability to invest for future growth, drive operational excellence and return cash to shareholders
Market Share Overlay	Incentivizes market share growth in our core snacks categories (chocolate, biscuits, cakes and pastries, and snack bars)

(1)Market share overlay is based on global market share gain or loss in chocolate, biscuits, and snack bars, and net revenue growth for cakes and pastries. See definitions of other performance measures in Annex A.
Target-Setting Process
The Board recognizes the importance of establishing rigorous but realistic targets that continue to motivate and retain executives and approves annual operating targets after a thorough review and discussion. The targets set by the Board require achieving a high degree of business performance for the expected operating environment. These targets are used by the PCC as the basis of the AIP. Targets were approved in the first quarter of 2025.
In setting targets for the 2025 AIP, the PCC held robust discussions evaluating the challenging macroeconomic environment; continued inflation in prices of cocoa, our largest commodity impacting the cost of goods sold, which reached 50-year highs; the importance of maintaining chocolate category health when setting prices in key geographies; ongoing consumer price sensitivity in the U.S.; and volume softness in certain markets and brands.
Accordingly, targets were calibrated to reinforce disciplined execution and resilience amid acute input cost and demand pressures that were higher than in recent years. For that reason, performance targets, while rigorous, may reflect levels below the prior years’ performance. Consistent with the PCC’s philosophy of pay for performance, all targets were set at levels that would be challenging and not certain to be met, as demonstrated by below-target level payouts for the
2024 and 2025 performance years.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Program
2025 Targets and Corporate Financial Rating
To determine awards for Mr. Van de Put, Mr. Zaramella, and Mr. Renaud, the PCC first evaluated the 2025 company results against the 2025 company performance goals listed below (with interpolation for performance between the performance levels). Overall, we achieved a company performance rating of 91% under the 2025 AIP.

Performance Measures(1)	Threshold(2)	Below Target	Target(3)	Maximum	Actual Payout Percentage

Payout Percentage	0%	50%	100%	200%

Organic Volume Growth (Weighted 15%)					88%

	(6.9)%	(5.4)%	(1.6)%	0.9%

Organic Net Revenue Growth (Weighted 15%)					77%

	1.8%	3.3%	7.0%	9.5%

Adjusted Gross Profit Growth (Weighted 35%)					86%

	(17.5)%	(15.0)%	(8.7)%	0.0%

Adjusted Operating Income Growth (Weighted 15%)					95%

	(24.8)%	(21.8)%	(14.3)%	0.0%

Free Cash Flow (Weighted 20%)					157%

	$1,966	$2,456	$2,946	$3,523

Preliminary Corporate Financial Rating					101%

+/- Market Share Overlay(4)					(10)pp
Market Share Payout Range(4) (Gain/loss in our core categories)

	(30)pp		0pp	+30pp

Final Corporate Rating					91%

Actual (2.9)%

Actual 4.3%

Actual (11.4)%

Actual (15.5)%

Actual $3,235

(10)pp

(1)See definitions in Annex A.
(2)Beginning in 2025, threshold performance results in a 0% payout. This change results in payouts that more closely correspond to actual performance levels.
(3)See “Target-Setting Process” above for additional details. Targets approved in the first quarter of 2025 excluded the incremental impact of cocoa prices and tariffs to the extent that they exceeded specific pre-established guardrails set by the PCC due to macroeconomic conditions outside the Company’s control.
(4)Reflects a decrease in global market share in our core snacks categories (chocolate, biscuits, cakes and pastries, and snack bars).

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Program
2025 Europe and North America Financial Ratings
To determine awards for Mr. Kuhn and Mr. Valle, the PCC evaluated the weighted average of the performance of the business units in each of their respective regions against the performance targets and determined final region performance ratings. These ratings, together with the global corporate performance rating above, were used to create blended performance ratings (weighted as 80% region and 20% corporate), as shown below.

		Performance Rating(1)
Performance Measures(1)	Weighting	Europe (Kuhn)	North America (Valle)
Organic Volume Growth	15%	101%	45%
Organic Net Revenue Growth	15%	90%	29%
Adjusted Gross Profit Growth	35%	94%	11%
Adjusted Operating Income Growth	15%	90%	10%
Free Cash Flow	20%	41%	—
Market Share Overlay	-/+30pp	4pp	(25)pp
Region Performance Rating		87%	—
Final Blended Rating		88%	18%
(1)See definitions in Annex A.
Strategic Progress Indicator Goals (20% of AIP)
We have four equally weighted long-term SPI goals: growth, execution, culture, and sustainability. We assess our leadership team annually on progress made against these SPI goals to support achieving our long-term strategic objectives. Achievement on each SPI can range from 0% to 200% of target. This approach aligns the leadership team in delivering the right strategic outcomes for the Company. Similar to prior years, the PCC reviews all the results and approves the Company’s SPI rating. Following the end of the year, the PCC determines a payout percentage based on its qualitative and quantitative assessment of the Company’s global performance against the annual SPI goals.
Each member of the corporate leadership team is measured on the same SPI goals and receives the same SPI rating, while region leaders receive a rating specific to the actual performance of the business units in their respective regions.

SPI Goals	Weight	Assessment(1)	Annual Progress

Growth: Increase % of net revenue driven by top innovation projects and drive price realization vs. category	25%
•Innovation: Net revenue progress driven by increased focus
on ~100 top innovations
•Revenue Growth Management: Strong price realization driven by price/mix growth, especially in our chocolate and biscuits categories

Execution: Achieve top ranking in customer partner of choice survey vs. peers	25%		•Customer Partner of Choice: Increased satisfaction score in more than half of our markets, but missed our expectations on annual progress towards our long-term objective

Culture: Achieve top score in employee engagement survey vs. peers	25%
•Employee Engagement: Exceeded expectations by increasing our ranking in the top quartile relative to benchmark companies, as well as increasing year-over-year employee participation and engagement scores

Sustainability: Reduce our end-to-end carbon footprint from our full value chain	25%
•Climate: Strong progress towards our long-term goal, with more sustainably sourced cocoa continuing to be our largest carbon reduction initiative, expanding renewable electricity, and expanding dairy
decarbonization programs

SPI Rating			125%

(1)Arrow up = above expected progress; sideways arrow = at expected progress; arrow down = limited progress.

2026 PROXY STATEMENT | 73

COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Program
Region SPI Ratings
The region SPI ratings are a net revenue weighted average of the final SPI rating for each business unit in the region.
After reviewing annual progress toward each of the long-term SPI goals for the business units in the region, the PCC determined that the appropriate NEO payout ratings for the regions are below:

Final SPI Rating
Corporate	125%
Europe	85%
North America	100%
2025 AIP Payouts
After determining the financial payout percentages and SPI ratings, the PCC approved the following AIP cash payments for the NEOs:

Name	Target Incentive	Financial Performance Rating	Strategic SPI Rating	Total Incentive Payment	Total Incentive Payment as % of Target
Mr. Van de Put	$3,300,000	91%	125%	$3,234,000	98%
Mr. Zaramella	$1,560,130	91%	125%	$1,528,927	98%
Mr. Kuhn(1)	CHF 1,040,351	88%	85%	CHF 905,105	87%
Mr. Valle	$1,020,000	18%	100%	$357,000	35%
Mr. Renaud	$785,000	91%	125%	$769,300	98%
(1)Mr. Kuhn’s target incentive for 2025 was prorated based on his start date.
LTI PROGRAM
Overview
We design our LTI program to incentivize our NEOs to focus on critical performance objectives that we believe will translate into sustainable shareholder returns over the long term. Grants made under our 2025 LTI program were entirely in equity using the same mix used in 2024: 75% PSUs and 25% stock options.

Vehicle	Weight	Structure	Purpose	2025 Performance Measures(1)

PSUs	75%
•Number of shares earned may range from 0% to
200% of the target number of PSUs granted based on
the final business performance rating for the 3-year
performance cycle
•Subject to the Relative TSR Modifier based on relative
TSR over the performance period
•Payouts are capped at 200% of target (inclusive of the
Relative TSR Modifier)
•3-year cliff vesting
			•Aligns long-term interests •Pay for performance •Retention •Stock ownership	•Organic Net Revenue Growth (50%) •Adjusted EPS Growth (50%) •Annualized Relative TSR Modifier (+/-25pp)
Stock Options	25%	•3-year ratable vesting •10-year term	•Aligns long-term interests by linking value entirely to stock price appreciation •Retention •Stock ownership	Stock Price

(1)See definitions of PSU performance measures in Annex A.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Program
2025 LTI Grants
The table below shows the 2025 annual equity grants to our NEOs. In determining each grant, the PCC considered each executive’s level of responsibility, individual and company performance, external market positioning, and recommendations from the CEO, other than for his own grants.

	Annual Equity Grants(1)
	PSUs		Stock Options
Name	#	$(2)	#	$(2)
Mr. Van de Put	209,100	13,162,500	348,500	4,387,500
Mr. Zaramella	74,350	4,680,000	123,910	1,560,000
Mr. Kuhn	54,210	3,412,500	90,350	1,137,500
Mr. Valle(3)	49,210	3,097,500	82,010	1,032,500
Mr. Renaud	32,770	2,062,500	54,610	687,500
(1)The grant date for the annual equity grants was March 17, 2025. Grants of PSUs are reflected at target since actual shares earned, if any, will be determined after the three-year performance cycle ending on December 31, 2027. The exercise price for all stock option grants equals $65.09, the closing price of our
Common Stock on the grant date. See the Equity Grant Timing section below for additional information regarding our equity grant practices.
(2)The dollar values above represent the nominal amounts approved by the PCC which were used to determine the number of PSUs and stock options granted.
For the grant date fair values determined under relevant accounting principles, see the Summary Compensation Table (“SCT”) and the Grants of Plan-Based
Awards (“GPBA”) table beginning on page 85.
(3)In determining Mr. Valle’s total target compensation, the PCC considered the factors described above, as well as a significant year-over-year increase in compensation levels for his peers in our Compensation Survey Peer Group and the need to maintain competitive positioning. The PCC delivered the majority of the increase to his total target compensation in the form of LTI because it is the pay element most aligned with stockholder value over the long term.
Performance Share Units (75% of LTI)
Overview
The PCC grants PSUs to motivate executives to achieve or exceed our long-term financial goals and deliver top-tier shareholder returns. Each NEO’s target number of PSUs is based on 75% of the total annual equity grant value.
The PCC approves performance targets for a three-year performance cycle when it grants PSUs. At the end of the three-year performance cycle, the grants will only vest if the PCC certifies that company results meet or exceed the predetermined performance thresholds. Vested PSUs are settled in shares of our Common Stock in the first quarter following the end of the performance cycle. Dividend equivalents accrue during the performance period and are paid in cash after the shares are issued based on the actual number of shares earned.
2025-2027 Metrics and Weighting
For the 2025-2027 PSUs, we retained the same three performance metrics as prior years. However, as discussed earlier, we shifted relative TSR from a 50% weighting to a modifier, which may increase or decrease the number of
PSUs earned by up to 25pp. This change aligns with the prevalent market practice and emphasizes the two equally weighted financial metrics (Organic Net Revenue Growth and Adjusted EPS Growth), which are vital in accomplishing our long-term strategy, while continuing to include relative TSR. Relative TSR remains an important metric for measuring relative outperformance and incentivizing shareholder value creation. The Relative TSR Modifier will not have a positive impact on the number of earned PSUs unless our relative TSR meets or exceeds the 60th percentile.
Further, the Relative TSR Modifier cannot result in a PSU payout greater than 200% of target.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Program
The table below describes the performance measures for the 2025-2027 PSUs and outlines how they align with our strategy. In selecting the metrics, the PCC seeks to incentivize behavior consistent with achieving our long-term objectives and to align the interests of our executives with the interests of our shareholders.

Metrics(1)	Impact	Alignment with Strategy
Organic Net Revenue Growth(2)	50% Weighting	Incentivize growth over the long term; also a key objective of our growth-oriented strategy
Adjusted EPS Growth	50% Weighting	Overall measure of performance and primary driver of shareholder value creation and return on capital
Annualized Relative TSR	+/-25pp Modifier	Link awards to shareholder value creation and performance versus peers; relative TSR at or above the 60th percentile is required to have a positive impact on payouts
(1)See definitions in Annex A.
(2)Organic Net Revenue Growth is a metric for cash awards under our AIP and for share grants related to our PSUs. This metric is a fundamental driver of shareholder value, and we believe our executives should focus on it over both the short and long term. A one-year target (under the AIP) and a three-year target (for the PSUs) for Organic Net Revenue Growth create different, yet complementary, incentives for our employees. Organic Net Revenue Growth is also a key driver impacting our operational and financial performance and advancing our strategic plan.
At the end of the PSU performance cycle, the number of shares actually earned may range from 0% to 200% of the target number of PSUs granted. The number of shares that may be earned against each weighted measure, as a percentage of target, at threshold, target and maximum performance levels is as follows:

Metric Achievement:	Below Threshold	Threshold	Target	Max
Shares Earned (as a percentage of target):	0%	50%	100%	200%
The number of shares earned based on the weighted metrics will increase or decrease by up to 25pp based on our annualized TSR relative to our Performance Peer Group, as follows:

Company’s Annualized TSR Relative to Performance Peer Group	Award Modifier(1)
≥75th	25pp
60th – <75th	12.5pp
40th – <60th	No Adjustment
25th – <40th	(12.5)pp
<25th	(25)pp
(1)The Relative TSR Modifier cannot result in a PSU payout greater than 200% of target.
2025-2027 Targets and Target-Setting Process
The PCC set our financial performance targets for Organic Net Revenue Growth and Adjusted EPS Growth after a robust planning process based on projected annual average growth rates, external guidance, our long-term strategic plan, macroeconomic conditions, cocoa and other commodity input costs, and the competitive environment over a three-year period.
While we saw strong organic net revenue growth over the prior three years, we anticipated that the following factors would create headwinds for the 2025-2027 period: the challenging macroeconomic environment; continued inflation in prices of cocoa, our largest commodity impacting the cost of goods sold, which reached 50-year highs; the importance of maintaining chocolate category health when setting prices in key geographies; ongoing consumer price sensitivity in the U.S.; and volume softness in certain markets and brands. The PCC took these external factors into consideration when setting targets for the 2025-2027 PSU grant.
Although we do not prospectively disclose specific financial performance targets, we do disclose them retrospectively, along with results, at the end of each performance cycle (see “2023-2025 Performance Cycle Results and Shares
Earned” on page 76). Revealing specific targets prospectively would provide competitors and other third parties with insights into our confidential planning process and strategies and potentially harm us competitively. We design our financial performance targets to be challenging and there is no guarantee that any shares will be earned.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Program
Below is the directional guidance for the two weighted metrics in our 2025-2027 performance cycle. We provide directional guidance to assist shareholders in determining if our prospective performance targets are rigorous when evaluating our compensation programs. See the table above for the exact targets set for the Relative TSR Modifier.

Metrics(1)	Threshold	Target	Max
3-Year Organic Net Revenue Growth(2)	1.3pp below target	≥3%	1.3pp above target
3-Year Adjusted EPS Growth(2)	3.5pp below target	≥0%	5.0pp above target
(1)See definitions in Annex A.
(2)Targets were set at a challenging level, based on anticipated headwinds for the 2025-2027 period as described above, and during a period of sustained unprecedented cocoa price increases. For reference, actual 2025 Adjusted EPS Growth was (14.6)% in a challenging macroeconomic environment.
Earned PSUs vest and pay out (or are cancelled if not earned) following the end of the three-year performance period.
The actual value realized by our NEOs with respect to these awards is based on achievement of performance goals and our stock price at the time of vesting.
2023-2025 Performance Cycle Results and Shares Earned
The following chart details:
•the key financial measures, weightings, and performance standards the PCC set in early 2023;
•our actual performance over the 2023-2025 performance cycle; and
•the final business performance rating approved by the PCC at the conclusion of the 2023-2025 performance cycle.
The target set for Annualized Relative TSR is the 55th percentile of the Performance Peer Group. The PCC set our
2023-2025 financial performance targets for Organic Net Revenue Growth and Adjusted EPS Growth after a robust planning process based on projected annual average growth rates, external guidance, our long-term strategic plan, macroeconomic conditions, and the competitive environment over a three-year period.
Based on the Company’s three-year results, we achieved an above-target performance rating of 102%. Actual results for the 2023-2025 performance cycle included:

					2023-2025 Performance Cycle Results
Key Performance Measures(1)	Weighting	Threshold	Target	Max	Actual	Payout Percentage
3-Year Organic Net Revenue Growth	25%	3.7%	5.0%	6.3%	7.8%	200%
3-Year Adjusted EPS Growth	25%	5.4%	7.0%	9.5%	5.8%	63%
3-Year Annualized Relative TSR(2)	50%	25th percentile	55th percentile	90th percentile	39th percentile	73%
Final Business Performance Rating						102%
(1)See definitions in Annex A.
(2)In determining our Annualized Relative TSR performance, we used our Performance Peer Group (see “Performance Peer Group” on page 80).
Based on target awards and the performance rating, the shares earned (before taxes) for each NEO for the 2023-2025 performance cycle were as follows:

Name	Shares Earned
Mr. Van de Put	158,019
Mr. Zaramella	58,528
Mr. Kuhn	New Hire
Mr. Valle	26,928
Mr. Renaud	23,409

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Program
Stock Options (25% of LTI)
Stock options vest ratably over three years and have a full term of 10 years. The PCC believes options are an appropriate vehicle for long-term compensation because they are performance-based and emphasize growth.
OTHER COMPENSATION ACTIONS
In January 2025, Mr. Kuhn joined us as EVP and President, Europe. To replace compensation opportunities forfeited upon leaving his prior employer, he received a $335,000 sign-on DSU award which vests annually over three years
(disclosed in the Grants of Plan-Based Awards table on page 87 and Outstanding Equity Awards at Fiscal Year-End table beginning on page 88), and a sign-on cash bonus comprising CHF 220,000 paid in January 2025 and CHF
220,000 paid in January 2026 (the latter was subject to his continued employment through that date and repayment if he terminates his employment with us before January 6, 2027).
In February 2026, Mr. Zaramella was appointed as COO, in addition to his role as EVP and CFO. In addition to his CFO responsibilities, as COO, he will have responsibility for the Company’s commercial operations in its four geographical regions as well as the corporate sales, marketing, and supply chain functions. In connection with his appointment as
COO, the PCC approved the following 2026 annual compensation opportunity for Mr. Zaramella: annual base salary of
$1,250,000; target annual incentive of 150% of annual base salary; and an annual long-term incentive opportunity with a target value of $7,225,000.
OTHER COMPENSATION ELEMENTS
Deferred Compensation
In 2025, our U.S.-based NEOs were eligible to participate in the Mondelēz Global LLC Executive Deferred
Compensation Plan (“MEDCP”), a voluntary non-qualified deferred compensation plan. The MEDCP allows executives to defer, on a pre-tax basis, up to 50% of their salary and up to 100% of their award under the AIP. Participants may invest deferred amounts in one or more notional investment options.
The MEDCP is similar to plans provided to executives at many of the companies in our Compensation Survey Peer
Group. The PCC believes the MEDCP aids in recruitment and assists executives in managing their future cash flow.
Limited Perquisites
The PCC believes offering certain limited perquisites is important for executive retention and recruitment. Our perquisites for NEOs, including car and financial planning allowances, are similar in scope and value to those offered by companies in our Compensation Survey Peer Group.
In addition, consistent with the findings of an independent, third-party security study, we require our CEO to use private
(non-commercial) company aircraft for both business and personal travel. This method of travel supports business continuity and personal safety while also increasing time available for business purposes, which is necessary since we do business in more than 150 countries. Other NEOs may use company aircraft for personal travel in certain limited circumstances if approved by the CEO.
Our NEOs generally participate in the same retirement, health, and welfare plans broadly available to all salaried employees in the location where they are based. The footnotes to the SCT list the perquisites we provided to our NEOs in 2025. We generally do not provide our NEOs with tax gross-ups on executive-only perquisites, with only limited exceptions in certain circumstances for de minimis amounts. Consistent with market practice, eligible employees may receive tax equalization payments, relocation reimbursements, and expatriate benefits pursuant to our expatriate, global mobility, relocation, and tax equalization policies because there is a business purpose to employees’ relocations.
Such policies are designed to mitigate the inconvenience of an international assignment by covering expenses in excess of what the expatriate would have incurred if he or she had remained in his or her home country; they are also designed to avoid an undue tax burden on the employee due to business travel, relocation, or an expatriate assignment.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Program
RETIREMENT AND SEPARATION BENEFITS
Our U.S.-based NEOs are eligible for broad-based U.S. employee benefit plans on the same terms as U.S. salaried employees, including the Mondelēz Global LLC Thrift Plan (“Thrift Plan”).
We also provide an unfunded non-qualified plan, the Mondelēz Global LLC Supplemental Benefits Plan (“Supplemental
Plan”), for eligible U.S. employees. The Supplemental Plan provides benefits that are not provided under the Thrift
Plan because:
•an employee’s compensation exceeds the tax-qualified plan compensation limit under Code Section 401(a)(17);
•an employee elects to defer compensation under either the MEDCP or the Supplemental Plan; or
•a participant’s Thrift Plan benefit exceeds the limits under Section 415 of the Code.
The PCC believes the Thrift Plan and the Supplemental Plan are integral pieces of our overall executive compensation program because they promote the retention of our executive leadership team over the long term. The PCC believes our NEOs should be able to defer the same percentage of their compensation and receive the same corresponding notional employer contributions as all other employees, without regard to the Code’s compensation limit applicable to tax-qualified plans or to whether the NEO has elected to defer compensation.
Mr. Kuhn participates in the Company’s retirement plan for Swiss employees on the same basis as other
Swiss employees who joined after 2011. He participates in the defined contribution portion of such retirement plan (but such portion is actuarily accounted for as a defined benefit plan for accounting purposes).
CIC Severance Plan
In order to promote the retention of our executive leadership team in the event of a potentially disruptive corporate transaction, we maintain a Change in Control Plan for Key Executives (the “CIC Plan”). The CIC Plan is consistent with similar severance plans maintained by companies in our Compensation Survey Peer Group, including eligibility and severance benefit levels. We structure separation payments with two goals in mind: to make key executives, including our NEOs, available to facilitate a successful transition following a CIC and to provide a competitive level of severance protection if an executive is involuntarily terminated without cause or resigns for good reason within two years following a CIC (“double trigger”). In the event a payment under the CIC Plan or otherwise triggers an excise tax under Code
Section 4999, the payment will be the greater of the full benefit or a reduced benefit that does not trigger the excise tax, as determined on an after-tax basis for each. We do not provide any tax gross-ups for taxes payable on CIC benefits.
The provisions of the CIC Plan are described under “Potential Payments Upon Termination or Change in Control”
beginning on page 93.
Severance Plan
We provide severance benefits under the Mondelēz International, Inc. Severance Plan for Key Executives (the
“Severance Plan”). The provisions of the Severance Plan are described under “Potential Payments Upon Termination or Change in Control” beginning on page 93.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Determination Process

COMPENSATION DETERMINATION PROCESS
PEER GROUPS
Role of Peer Groups
The PCC uses two different groups of peer companies: one to benchmark executive compensation, market practices, and compensation design and one to assess relative performance.
Compensation Survey Peer Group
The PCC reviews compensation data from a comparator group of companies as one reference point when making compensation decisions for all executive pay, including CEO pay and when benchmarking compensation plan designs.
Aon Hewitt (“Aon”) provides aggregate pay level benchmarking data from our Compensation Survey Peer Group for each NEO role and for all elements of compensation, including salary, target bonus, total target cash, LTI, and total target pay. In addition, the PCC may consider Aon benchmarking data from a broader set of companies. Then, at the request of the PCC, the Committee’s consultant, Semler Brossy, reviews and evaluates the Aon data. Separately, market data for the CEO is reviewed independently of the Aon data. Other factors considered in NEO compensation decisions include individual performance, responsibilities, leadership, years of experience, expertise, company performance, and long-term growth potential.
We routinely review the selection criteria and companies in our Compensation Survey Peer Group. In 2025, the PCC
evaluated and approved maintaining the same Compensation Survey Peer Group as 2024, except that Kellanova was removed due to the previously announced acquisition of Kellanova by Mars Inc., a private company which is not a member of our Compensation Survey Peer Group. The following table shows our criteria for choosing the
Compensation Survey Peer Group and how it is used.

How the Peer Group Was Chosen	Compensation Survey Peer Group(1)	How We Use the Peer Group

•Comparable size (0.5x-2.5x) based on net
revenue and market capitalization
•Considerable global presence with sales
and operations outside the United States
•Primarily consumer facing
•Market-leading brands
•Incorporated in the United States
•Non-controlled company structure

•3M Company
•The Coca-Cola Company
•Colgate-Palmolive Company
•The Estee Lauder Companies Inc.(2)
•General Mills Inc.
•Johnson & Johnson
•The Kraft Heinz Company
•Kimberly-Clark Corporation
•McDonald’s Corporation
•Nike, Inc.
•PepsiCo, Inc.
•Philip Morris International, Inc.
•The Procter & Gamble Company
•Starbucks Corporation

•Benchmark total direct compensation (at
target levels), including base salary and
annual and LTI awards
•Evaluate share utilization by reviewing
overhang and annual run rate
•Benchmark share ownership guidelines
•Assess the competitiveness of total
direct compensation awarded to
senior executives
•Compare pay-for-performance alignment
•Benchmark annual and LTI plan design

(1)Companies indicated in bold are represented in both the Compensation Survey and Performance Peer Groups.
(2)Excluded by the PCC when reviewing CEO compensation.
To further validate our compensation levels, using data provided by the executive compensation consultant, the PCC retrospectively evaluates our pay-for-performance alignment versus our Compensation Survey Peer Group. The PCC believes that pay and performance are appropriately aligned.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Determination Process
Performance Peer Group
We compare our financial and TSR performance against our Performance Peer Group, which allows us to link LTI compensation directly to the delivery of superior financial results relative to our consumer packaged goods peers. This group of companies is less relevant as a comparator for compensation levels for certain executive positions because of differences in company size, scope, and complexity. However, we consider these companies direct competitors both for business and talent, so comparing our results with this peer group’s performance provides a valuable and relevant measure of our performance. We maintained the same Performance Peer Group for 2025 as used for 2024. The table below shows our criteria for choosing the Performance Peer Group and how it is used.

How the Peer Group Was Chosen	Performance Peer Group(1)	How We Use the Peer Group

•Industry competitor •Fast-moving consumer goods companies and primarily focused on food and non-alcoholic beverages
•Campbell Soup Company
•The Coca-Cola Company
•Colgate-Palmolive Company
•Danone
•General Mills Inc.
•The Hershey Company
•The Kraft Heinz Company
•Nestlé S.A.
•PepsiCo, Inc.
•The Procter & Gamble Company
•Unilever PLC
•Compare annualized TSR to assess our relative TSR performance for PSUs

(1)Companies indicated in bold are represented in both the Compensation Survey and Performance Peer Groups.
DECISION-MAKING PROCESS
Role of the PCC
The approach used to determine both CEO and NEO compensation is the same approach used in determining compensation for the broader employee population, including pay competitiveness and the use of performance-based metrics that reward exceptional financial performance. When determining CEO and NEO pay, the PCC also considers other factors that it regularly reviews, including shareholder feedback, the advisory vote on compensation, global pay fairness, performance, and progress against the SPIs. The PCC understands that CEO pay should be reasonable relative to overall employee pay and is mindful of the pay grades and salary ranges of our employees when making compensation decisions.
The PCC reviews and discusses the CEO’s self-evaluation of his performance with the Board and makes preliminary recommendations about base salary and LTI compensation based on a consideration of all the factors mentioned above. The PCC then discusses the compensation recommendations with the Board before approving the final compensation decisions. The CEO is not present during PCC voting or deliberations regarding his own compensation.
Role of the Compensation Consultant
The PCC retains an independent compensation consultant to assist in evaluating executive compensation programs and advise the PCC regarding the amount and form of executive and director compensation and pay-for-performance alignment. Conferring with a consultant provides additional assurance that our executive and director compensation programs are reasonable, competitive, and consistent with our objectives. The PCC directly engages the consultant under an engagement letter that the PCC reviews at least annually. Since August 2019, the PCC has engaged
Semler Brossy as its independent compensation consultant.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Determination Process
During 2025, Semler Brossy provided the PCC advice and services, including:
•regularly participating in PCC meetings, including executive sessions that exclude management;
•consulting with the PCC Chair and being available to consult with other committee members between meetings;
•advising on the composition of the Compensation Survey Peer Group and the Performance Peer Group;
•providing competitive peer group compensation data for executive positions and evaluating how the compensation we pay the NEOs relates both to the Company’s performance and to how peers compensate their executives;
•analyzing best practices and providing advice about design of the annual and LTI plans, including selecting performance metrics and ranges;
•updating the PCC on executive compensation trends, issues, and regulatory developments;
•advising on our proxy statement and CD&A and supporting our efforts in shareholder outreach on the compensation program; and
•benchmarking, assessing, and recommending non-employee director compensation.
For the year ended December 31, 2025, Semler Brossy provided no services to Mondelēz International other than consulting services to the PCC regarding executive and non-employee director compensation.
At least annually, the PCC reviews the current engagements and the objectivity and independence of the advice that
Semler Brossy provides on executive and non-employee director compensation. In 2025, the PCC considered the six specific independence factors adopted by the SEC and Nasdaq and determined that Semler Brossy is independent and
Semler Brossy’s work did not raise any conflicts of interest.
Role of the Chief Executive Officer
Each year the CEO makes compensation recommendations to the PCC for base salary, annual incentive, and LTI compensation for the NEOs other than himself, taking into account pay competitiveness and both individual and company performance. The PCC reviews and discusses these recommendations with the CEO, but the PCC retains full discretion over the compensation of these employees. The PCC considers individual performance in the compensation recommendations made by the CEO. Based on each NEO’s contributions in specific areas, such as achievement of key strategic initiatives, operational efficiency, enterprise leadership, quality of financial results, leadership in a time of crisis, and talent management, the CEO also provides the PCC with individual performance assessments and rating recommendations. The PCC considers the CEO’s analysis and direct knowledge of each NEO’s performance and contributions when determining the NEOs’ individual performance ratings and making final compensation decisions.
The CEO does not make recommendations or participate in deliberations regarding his own compensation.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Governance

COMPENSATION GOVERNANCE
HOW THE PCC MANAGES COMPENSATION-RELATED RISK
As it does each year, in 2025, the PCC evaluated whether our compensation designs, policies, and practices operate to discourage our executive officers and other employees from taking unnecessary or excessive risks. As described above, we design our compensation to incentivize executives and other employees to achieve the Company’s financial and strategic goals as well as individual performance goals that promote long-term shareholder returns. Our compensation design discourages our executives and other employees from taking excessive risks for short-term benefits that may harm the Company and our shareholders in the long term. The compensation program includes several risk-mitigating elements, including:
•using both short-term and long-term performance-based compensation, so executives do not focus solely on short-term performance;
•weighting executive compensation heavily toward LTI to encourage sustainable shareholder value and accountability for long-term results;
•using multiple relevant performance measures in our incentive plan designs, so executives do not place undue importance on one measure, which could distort the results that we want to incent;
•weighting both business performance and SPIs in our AIP, so executives do not have too narrow a focus;
•use of relative metrics in the LTI plan, as well as in certain SPIs in our AIP, to measure comparability of performance in addition to absolute performance;
•capping incentive award payouts;
•retaining discretion to reduce incentive awards based on unforeseen or unintended consequences and claw back compensation upon certain financial restatements or significant misconduct that could damage the reputation of the Company;
•requiring our top executives to hold a significant amount of their compensation in Common Stock and prohibiting them from hedging, pledging, or engaging in short sales of their Common Stock;
•minimizing use of employment contracts;
•not backdating or re-pricing option grants; and
•not paying severance benefits on CIC events unless the affected executive is first involuntarily terminated without cause or terminates due to good reason.
The Audit Committee oversees our ethics and compliance programs that educate executives and other employees on appropriate behavior and the consequences of inappropriate actions. Additionally, the PCC reviews workplace compliance on at least an annual basis. These programs not only drive compliance and integrity, but also encourage employees with knowledge of potential wrongdoing to report concerns by providing multiple reporting avenues while protecting reporting employees against retaliation.
In light of these considerations, the PCC believes that our compensation programs and processes do not encourage excessive risk taking, nor do they create risks that are reasonably likely to have a material adverse effect on the
Company. Semler Brossy conducted a thorough annual review of our approach and reviewed the PCC’s risk analysis and agreed with this conclusion.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Governance
STOCK OWNERSHIP
To further align NEO and shareholder interests, the PCC requires all executives to hold a significant amount of
Common Stock. The following chart summarizes our requirements, which are comparable to, or greater than, stock ownership requirements at the majority of companies in our Compensation Survey Peer Group.

Key Provisions	Explanation of Key Provisions

Ownership expectation	•CEO: 8 times salary •Other NEOs: 4 times salary
Time to meet expectation	•5 years from employment date or 3 years following a promotion
Shares counted toward ownership
•Common Stock, including shares owned outright, direct purchase plan shares, unvested DSUs, and accounts over which the executive has direct or indirect ownership or control
•Excludes unexercised Mondelēz International stock options and unvested PSUs

Additional holding requirements
•Until an NEO satisfies our stock ownership requirements, the NEO must hold 100% of all shares acquired under our equity program (including stock after the restrictions have lapsed, shares acquired upon exercise of a stock option, and shares awarded for PSUs), net of shares withheld for taxes or payment of exercise price

The PCC monitors our executives’ compliance with these requirements. As of March 11, 2026, all NEOs have satisfied, exceeded, or were on track to meet their stock ownership requirements and adhered to the holding requirements.
GOVERNANCE FRAMEWORK AROUND THE USE OF EARNINGS PER SHARE IN OUR
INCENTIVE PROGRAMS
The PCC believes it is appropriate to base executive compensation on performance metrics that align with our external reporting framework and the means by which shareholders and other stakeholders measure our performance.
Accordingly, the EPS metric we use in our LTI program, like our external targets, accounts for our capital allocation plans for the year, including expected share repurchases. The PCC recognizes there are differing views among investors regarding whether share repurchases should be factored into EPS targets in executive compensation programs, but believes our robust governance and compensation practices mitigate the risk that an executive would act imprudently. Specifically:
•the PCC establishes the performance metrics and targets for both the annual and LTI programs;
•the Board oversees our capital allocation process and reviews a budget each year for capital deployment, including share repurchases, with the goal of balancing investment in growth and returning cash to shareholders (as demonstrated through our historical investments in capital expenditures and research and development);
•the PCC designs the LTI program with a mix of performance metrics such that even if executives were able to deploy an excessive amount of cash towards share repurchases to maximize EPS, there would be offsetting impact on other performance metrics, with no clear visibility towards increasing payouts; and
•EPS is only one of three measures in the LTI program, which also includes Organic Net Revenue Growth (50%
weighting) and the Relative TSR Modifier.
CLAWBACK POLICIES
We maintain two clawback policies: (i) the Dodd-Frank Clawback Policy, which provides for the recoupment of certain compensation as required by Rule 10D-1 under the Securities Exchange Act of 1934 and associated Nasdaq listing standards (collectively, “Rule 10D-1”), and (ii) the Compensation Recoupment Policy, which allows the PCC discretion to recoup certain compensation for situations outside the scope of, or in addition to the amounts recoverable under, the
Dodd-Frank Clawback Policy.
Under our Dodd-Frank Clawback Policy, in the event we are required to prepare certain accounting restatements of our financial statements, we will recover, on a reasonably prompt basis, the amount of any incentive-based compensation received by a covered executive during the three completed fiscal years prior to the date we are required to prepare the restatement that exceeds the amount that otherwise would have been received by the covered executive had it been determined based on the restated financial statements.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Governance
Under our Compensation Recoupment Policy, the PCC may determine the extent to which the Company should recoup the incentive-based compensation of any covered executive officer whose act or omission necessitated a restatement or who participated in significant misconduct. The PCC, in its discretion, may then take the actions it deems necessary or appropriate to recoup incentive-based compensation and address the events that gave rise to the restatement or misconduct and to prevent a recurrence. For the avoidance of doubt, recoupment under the Compensation
Recoupment Policy would be in addition to, and not in lieu of, any mandatory recovery of compensation under the Dodd-Frank Clawback Policy.
We may recoup incentive-based compensation under our clawback policies using the methods the PCC deems appropriate, which may include, to the extent permitted by applicable law:
•requiring a covered executive to repay some or all of the incentive compensation granted or paid, including annual incentive bonuses and LTI grants;
•requiring a covered executive to repay any gains realized on the exercise of stock options or on the open-market sale of vested shares;
•canceling some, or all, of a covered executive’s restricted stock, DSUs, PSUs, outstanding stock options, or other equity awards; and/or
•adjusting a covered executive’s future compensation.
In the event of any overlap, our Dodd-Frank Clawback Policy will provide the minimum amount we will recoup from a covered executive and the PCC may, in its discretion, recoup additional amounts, if appropriate, under our
Compensation Recoupment Policy.
TRADING RESTRICTIONS, ANTI-HEDGING, AND ANTI-PLEDGING POLICY
Our Insider Trading Policy prohibits our employees, including our executive officers and our directors (together,
“Mondelēz International Personnel”) from engaging in transactions involving Mondelēz International, Inc.-based or
Mondelēz International, Inc. subsidiary-based derivative securities, short-selling, or hedging transactions that create an actual or potential bet against Mondelēz International, Inc. or one of its subsidiaries. Derivative securities include options, warrants, convertible securities, stock appreciation rights, or similar rights whose value is derived from the value of an equity security, such as Mondelēz International, Inc. stock. This prohibition includes, but is not limited to, trading in Mondelēz International, Inc.-based or Mondelēz International, Inc. subsidiary-based option contracts (for example, buying and/or writing puts and calls or transacting in straddles). This prohibition also applies to family members who reside with Mondelēz International Personnel, others who live in their households (except tenants or staff), any family members who do not live in their households but whose transactions in securities they direct or are subject to their influence or control, any corporations or other business entities controlled or managed by Mondelēz
International Personnel, and any trusts of which Mondelēz International Personnel are the trustee or over which they otherwise have investment control.
In addition, our insider trading policy allows Section 16 officers to trade company securities only during open window periods and, among other requirements, only after they have pre-cleared transactions with the Corporate Secretary and prohibits our directors, executive officers, and certain additional executives from holding Mondelēz International securities in a margin account or pledging Mondelēz International securities as collateral for a loan.
EQUITY GRANT TIMING
The PCC has generally granted annual equity awards, including stock option grants to the NEOs, each year on the date of a regularly scheduled PCC meeting in the first quarter of the year after the release of our annual financial results.
During 2025, the PCC did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2025, we did not grant stock options to the NEOs during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-Q,
10-K, or 8-K that discloses material nonpublic information.

2026 PROXY STATEMENT | 85
EXECUTIVE COMPENSATION TABLES

2025 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation Annual Incentive Awards(5) ($)	Change in Pension Value(6) ($)	All Other Compensation(7) ($)	Total Compensation ($)
Van de Put, Dirk Chair & CEO	2025	1,624,615	—	14,530,359	4,401,555	3,234,000	—	725,585	24,516,114
	2024	1,550,000	—	12,931,115	4,382,062	2,480,000	—	961,546	22,304,723
	2023	1,550,000	—	10,625,963	3,501,056	4,417,500	—	923,656	21,018,175
Zaramella, Luca EVP, COO & CFO	2025	1,174,690	—	5,166,582	1,564,983	1,528,927	—	227,589	9,662,771
	2024	1,062,500	—	4,349,148	1,473,811	1,100,000	—	502,436	8,487,895
	2023	932,500	—	3,935,694	1,296,743	1,567,500	—	242,445	7,974,882
Kuhn, Volker(1) EVP & President, Europe	2025	1,045,913	265,342	4,114,098	1,141,121	1,091,648	1,104,506	20,466	8,783,094
Valle, Gustavo EVP & President, North America	2025	841,115	—	3,419,603	1,035,786	357,000	—	129,579	5,783,083
	2024	798,750	—	2,309,289	782,533	285,250	—	196,246	4,372,068
	2023	742,500	—	1,810,776	596,504	1,132,500	—	184,134	4,466,414
Renaud, Martin EVP & Chief Marketing & Sales Officer	2025	774,846	—	2,277,187	689,724	769,300	—	143,110	4,654,167
(1)Mr. Kuhn is a local employee of Mondelēz Europe GmbH. Mr. Kuhn’s equity compensation (stock awards and stock options) is denominated in USD; his non‑equity compensation was paid in non‑U.S. dollars and was converted to U.S. dollars (“USD”) using the average exchange rate for the applicable year
(the “Applicable Exchange Rate”).
(2)Reflects sign-on cash bonus paid to Mr. Kuhn to offset losses he incurred in connection with joining Mondelēz.
(3)Reflects grants of PSUs for all NEOs and, for Mr. Kuhn, also includes time-based DSUs. The amounts shown represent the full grant date fair value of the stock grants made in each year as computed in accordance with FASB ASC Topic 718, which for PSUs are based upon the probable outcome of the performance conditions. Assumptions used in the calculation of these amounts are included in Note 13, Stock Plans, to the consolidated financial statements in our 2025 Form 10‑K. The grant date value of the PSUs for each NEO assuming maximum performance are as follows: Mr. Van de Put –
$27,220,638, Mr. Zaramella – $9,678,883, Mr. Kuhn – $7,057,058, Mr. Valle – $6,406,158, and Mr. Renaud – $4,265,999.
(4)Reflects stock option grants. The amounts shown represent the full grant date fair value of the options granted in each year as computed in accordance with
FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 13, Stock Plans, to the consolidated financial statements in our 2025 Form 10‑K.
(5)Reflects final earned 2025 AIP awards.
(6)Reflects the aggregate change in the actuarial present value of the benefits under the Pension Fund Mondelēz Switzerland for Mr. Kuhn. Mr. Kuhn
participates in the defined contribution portion of such plan but such plan is actuarily accounted for as a defined benefit plan. Mr. Kuhn was hired in January
2025 and first began earning benefits from Mondelēz under such plan during 2025. Mr. Kuhn transferred the benefits earned from his prior employer into the
Mondelēz plan upon employment which is required in Switzerland. The estimated pension value of the benefits transferred to Mondelēz upon his employment was $8,133,325. The amount reported in this column represents the increase in pension value during 2025 (excluding the value of his initial transfer of previously earned benefits), including as a result of Mondelēz’s employer contributions and Mr. Kuhn’s contributions to the plan during 2025. The other NEOs are not eligible to participate in this plan.

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EXECUTIVE COMPENSATION TABLES 2025 Summary Compensation Table
(7)The amounts shown in the “All Other Compensation” column for 2025 reflect the following:

	D. Van de Put ($)	L. Zaramella ($)	V. Kuhn ($)	G. Valle ($)	M. Renaud ($)
Personal use of company aircraft(a)	324,248	—	—	—	—
Car allowance	23,333	15,000	14,473	15,000	15,000
Financial counseling allowance(b)	10,000	7,500	—	5,125	7,500
Employer contributions on defined contribution plans(c)	363,704	200,568	—	98,430	115,295
Tax equalization payment(d)	—	—	—	4,381	—
Tax preparation expenses(e)	3,180	3,180	—	—	3,180
Other(f)	1,120	1,341	5,993	6,643	2,135
Total All Other Compensation	725,585	227,589	20,466	129,579	143,110
(a)Consistent with the findings of an independent, third-party security study, we require our CEO to use private (non-commercial) company aircraft for both business and personal travel. Other NEOs may use company aircraft for personal travel in certain limited circumstances if approved by the CEO.
This method of travel supports business continuity and personal safety while also increasing time available for business purposes, which is necessary since we do business in more than 150 countries. The incremental cost of personal use of the Company aircraft is based on the variable operating costs to the Company. The incremental cost of personal use of any charter aircraft is based on the invoice to the Company. Personal use includes any travel by members of Mr. Van de Put’s family and guests and any travel to meetings of unaffiliated companies’ board of directors on which he serves. Mr. Van de Put is responsible for taxes in connection with personal aircraft use, and we do not reimburse for those taxes.
(b)All U.S. executive officers are eligible for an annual financial counseling allowance up to $7,500 and, in the case of Mr. Van de Put, up to $10,000.
(c)All eligible U.S. employees, including our U.S. NEOs, receive matching company contributions for contributions made to the Thrift Plan and the
Supplemental Plan, if applicable. Similarly, all eligible U.S. employees hired or localized to the United States after 2008 who are not otherwise eligible to participate in the Mondelēz Global LLC Retirement Plan, including Mr. Van de Put, Mr. Zaramella, Mr. Valle, and Mr. Renaud, receive an additional non-
elective company contribution to the Thrift Plan and the Supplemental Plan, if applicable, equal to 4.5% of eligible compensation. Mr. Kuhn participates in the Company’s retirement plan for Swiss employees, as described above.
(d)For Mr. Valle, tax equalization was related to business travel to Canada. Tax equalization payments are made pursuant to our expatriate, global mobility, and tax equalization (“TEQ”) policies and are designed to avoid an undue tax burden on the employee due to business travel, relocation, or an expatriate assignment.
(e)Mr. Van de Put, Mr. Zaramella, and Mr. Renaud received tax preparation services during 2025 from the Company-selected tax services provider.
(f)Mr. Van de Put, Mr. Zaramella, and Mr. Renaud received tax gross-ups in connection with the tax preparation services from the Company-selected tax services provider. We provide tax preparation services and the related tax gross-up in recognition of the tax complexities imposed by the Company on the NEOs due to their significant international business-related travel and/or prior expatriate assignments at our request. Mr. Valle received a tax gross-
up for taxable income he was required to recognize in connection with his attendance of a Company-sponsored event as the leader of his function, together with certain of his team members. Mr. Kuhn received relocation assistance in connection with his employment with the Company.

2026 PROXY STATEMENT | 87

EXECUTIVE COMPENSATION TABLES 2025 Grants of Plan‑Based Awards

2025 GRANTS OF PLAN-BASED AWARDS

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards(4) ($/Share)	Grant Date Fair Value of Stock and Option Awards(5) ($)
Name	Grant Date	Grant Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Van de Put, Dirk	—	AIP	—	3,300,000	6,600,000	—	—	—	—	—	—	—
	03/17/2025	Performance Share Units	—	—	—	104,550	209,100	418,200	—	—	—	14,530,359
	03/17/2025	Stock Options	—	—	—	—	—	—	—	348,500	65.09	4,401,555
Zaramella, Luca	—	AIP	—	1,560,130	3,120,260	—	—	—	—	—	—	—
	03/17/2025	Performance Share Units	—	—	—	37,175	74,350	148,700	—	—	—	5,166,582
	03/17/2025	Stock Options	—	—	—	—	—	—	—	123,910	65.09	1,564,983
Kuhn, Volker	—	AIP	—	1,254,767	2,509,534	—	—	—	—	—	—	—
	03/17/2025	Performance Share Units	—	—	—	27,105	54,210	108,420	—	—	—	3,767,053
	03/17/2025	Stock Options	—	—	—	—	—	—	—	90,350	65.09	1,141,121
	04/01/2025	Deferred Stock Units(6)	—	—	—	—	—	—	5,130	—	—	347,045
Valle, Gustavo	—	AIP	—	1,020,000	2,040,000	—	—	—	—	—	—	—
	03/17/2025	Performance Share Units	—	—	—	24,605	49,210	98,420	—	—	—	3,419,603
	03/17/2025	Stock Options	—	—	—	—	—	—	—	82,010	65.09	1,035,786
Renaud, Martin	—	AIP	—	785,000	1,570,000	—	—	—	—	—	—	—
	03/17/2025	Performance Share Units	—	—	—	16,385	32,770	65,540	—	—	—	2,277,187
	03/17/2025	Stock Options	—	—	—	—	—	—	—	54,610	65.09	689,724
(1)The final payout of the 2025 AIP can range from 0% to 200% of the target amount, with performance at the threshold level resulting in a 0% payout and interpolation for performance between the performance levels; thus, payout at threshold performance is reflected at 0%. Actual amounts earned under our
2025 AIP are disclosed in the “Non-Equity Incentive Plan Compensation Annual Incentive Awards” column in the 2025 SCT. Amounts for Mr. Kuhn were converted to USD using the Applicable Exchange Rate.
(2)Threshold equals 50% of target and maximum equals 200% of target. A zero payout is possible if threshold performance levels are not achieved. The target number of units shown in the table reflects the number of shares of our Common Stock earned if performance is achieved at target levels. Actual shares earned under the 2025-2027 PSUs will be determined and settled no later than March 15, 2028. Any shares earned will be settled net of applicable tax withholding. Dividend equivalents accrue during the performance cycle and will be paid at the end of the performance cycle in cash, net of applicable tax withholding, based on the actual number of shares earned for the performance cycle, if any.
(3)Dividend equivalents accrue on unvested DSUs and will be paid upon vesting, net of applicable tax withholding.
(4)Exercise price equals the closing price of our Common Stock on the grant date.
(5)Amounts represent the grant date fair value of the awards as computed in accordance with FASB ASC Topic 718, which for PSUs are based upon the probable outcome of the performance conditions.
(6)Reflects Mr. Kuhn’s sign-on DSUs which vests annually over three years. The sign-on equity award was designed to offset compensation opportunities forfeited upon leaving his prior employer.

88 | 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES 2025 Outstanding Equity Awards at Fiscal Year‑End

2025 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable(1) (#)	Options Exercise Price ($)	Options Expiration Date	Number of Shares or Units of Stock That Have Not Vested(1) (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1)(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2) ($)
Van de Put, Dirk	11/20/2017	133,580	—	42.11	11/20/2027	—	—	—	—
	02/22/2018	258,570	—	43.51	02/22/2028	—	—	—	—
	02/22/2019	273,740	—	47.72	02/22/2029	—	—	—	—
	02/20/2020	232,900	—	59.04	02/20/2030	—	—	—	—
	02/18/2021	256,110	—	56.13	02/18/2031	—	—	—	—
	02/24/2022	232,020	—	64.65	02/24/2032	—	—	—	—
	03/02/2023	170,405	87,785	65.36	03/02/2033	—	—	—	—
	02/27/2024	94,762	192,398	73.13	02/27/2034	—	—	86,150	4,637,455
	03/17/2025	—	348,500	65.09	03/17/2035	—	—	209,100	11,255,853
Zaramella, Luca	02/16/2017	22,570	—	43.20	02/16/2027	—	—	—	—
	02/22/2018	22,410	—	43.51	02/22/2028	—	—	—	—
	08/01/2018	29,190	—	42.83	08/01/2028	—	—	—	—
	02/22/2019	58,940	—	47.72	02/22/2029	—	—	—	—
	02/20/2020	65,640	—	59.04	02/20/2030	—	—	—	—
	02/18/2021	73,500	—	56.13	02/18/2031	—	—	—	—
	02/24/2022	77,340	—	64.65	02/24/2032	—	—	—	—
	03/02/2023	63,115	32,515	65.36	03/02/2033	—	—	—	—
	02/27/2024	31,871	64,709	73.13	02/27/2034	—	—	28,975	1,559,724
	03/17/2025	—	123,910	65.09	03/17/2035	—	—	74,350	4,002,261
Kuhn, Volker	03/17/2025	—	90,350	65.09	03/17/2035	—	—	54,210	2,918,124
	04/01/2025	—	—	—	—	5,130	276,148	—	—
Valle, Gustavo	02/20/2020	33,880	—	59.04	02/20/2030	—	—	—	—
	02/18/2021	35,640	—	56.13	02/18/2031	—	—	—	—
	02/24/2022	40,610	—	64.65	02/24/2032	—	—	—	—
	03/02/2023	29,033	14,957	65.36	03/02/2033	—	—	—	—
	02/27/2024	16,922	34,358	73.13	02/27/2034	—	—	15,385	828,175
	03/17/2025	—	82,010	65.09	03/17/2035	—	—	49,210	2,648,974
Renaud, Martin	02/22/2018	22,990	—	43.51	02/22/2028	—	—	—	—
	02/22/2019	26,200	—	47.72	02/22/2029	—	—	—	—
	02/20/2020	25,410	—	59.04	02/20/2030	—	—	—	—
	02/18/2021	30,070	—	56.13	02/18/2031	—	—	—	—
	02/24/2022	30,940	—	64.65	02/24/2032	—	—	—	—
	03/02/2023	25,244	13,006	65.36	03/02/2033	—	—	—	—
	02/27/2024	13,539	27,491	73.13	02/27/2034	—	—	12,310	662,647
	03/17/2025	—	54,610	65.09	03/17/2035	—	—	32,770	1,764,009

2026 PROXY STATEMENT | 89

EXECUTIVE COMPENSATION TABLES 2025 Outstanding Equity Awards at Fiscal Year‑End
(1)The vesting schedule for all outstanding unvested stock and stock options is as follows:

Grant Date	Grant Type	Vesting Schedule
03/02/2023	Stock Options	First tranche (33%) vested on 03/02/2024, second tranche (33%) vested on 03/02/2025, and last tranche (34%) vested on 03/02/2026.
02/27/2024	PSUs	100% of the grant vests upon approval of the PCC subject to the satisfaction of the performance criteria. Distribution of any shares awarded will be no later than 03/15/2027.
02/27/2024	Stock Options	First tranche (33%) vested on 02/27/2025, second tranche (33%) vested on 02/27/2026, and last tranche (34%) vests on 02/27/2027.
03/17/2025	PSUs	100% of the grant vests upon approval of the PCC subject to the satisfaction of the performance criteria. Distribution of any shares awarded will be no later than 03/15/2028.
03/17/2025	Stock Options	First tranche (33%) vested on 03/17/2026, second tranche (33%) vests on 03/17/2027, and last tranche (34%) vests on 03/17/2028.
04/01/2025	DSUs	First tranche (33%) vested on 04/01/2026, second tranche (33%) vests on 04/01/2027, and last tranche (34%) vests on 04/01/2028.
(2)The market value of unearned shares is based on the December 31, 2025 closing price of $53.83.
(3)Actual number of shares earned ranges between 0% and 200% of the target shares granted depending on actual performance for the performance cycle.
Amounts reflect threshold award level for the 2024-2026 performance cycle and target award level for the 2025-2027 performance cycle based on trending performance at 2025 year-end.

2025 OPTIONS EXERCISED AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Van de Put, Dirk	—	—	158,019	9,351,565
Zaramella, Luca	24,410	624,652	58,528	3,463,687
Kuhn, Volker	—	—	—	—
Valle, Gustavo	—	—	26,928	1,593,599
Renaud, Martin	—	—	23,409	1,385,344
(1)Amounts shown are calculated based on the fair market value of the Common Stock on the date of exercise.
(2)Amounts shown are calculated based on the fair market value of the Common Stock on the date of vesting and include the value of shares earned for the
2023-2025 PSUs based on actual performance for the cycle, which ended on December 31, 2025, and the December 31, 2025 closing price of $53.83. The amounts also include accrued dividend equivalents for the PSUs based on the actual number of shares earned for the 2023-2025 performance cycle as follows:
•Mr. Van de Put: $845,402
•Mr. Zaramella: $313,125
•Mr. Valle: $144,065
•Mr. Renaud: $125,238

90 | 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES 2025 Pension Benefits

2025 PENSION BENEFITS

Name(1)	Plan Name	Number of Years of Credited Service(2) (#)	Present Value of Accumulated Benefits(3) ($)	Payments During Last Fiscal Year ($)
Kuhn, Volker	Pension Fund Mondelēz Switzerland	1	9,237,831	—
(1)No U.S.-based salaried employee hired after 2008 or localized to the United States after 2015 is eligible to participate in the Mondelēz Global LLC Retirement
Plan. Therefore, no amounts are shown for the other NEOs.
(2)The years of credited service under the plan are equivalent to Mr. Kuhn’s years of total service.
(3)The amount reflects the actuarial present value of benefits accumulated under the retirement plan, in accordance with the same assumptions and measurement dates disclosed in Note 10, Benefit Plans, to the consolidated financial statements in our 2025 Form 10‑K. Plan assumptions specific to the
Pension Fund Mondelēz Switzerland include:
•Assumes commencement at age 65 and is discounted for current age;
•Measurement date of December 31, 2025;
•Discount rate of 1.21% and long-term interest crediting rate of 2.00%; and
•Statutory Mortality Table BVG20AM.

RETIREMENT BENEFIT PLAN DESCRIPTION
PENSION FUND MONDELĒZ SWITZERLAND – MR. KUHN
Eligibility for this funded contributory, tax-qualified defined benefit plan is limited to full-time and part-time employees with a Swiss employment contract signed on or after January 1, 2011. Benefits are payable upon normal retirement
(defined as age 65) in the form of an annuity and/or lump sum at the retiree’s discretion. If a participant elects to receive a distribution prior to normal retirement, benefits are subject to reduction. Employees who have reached age 58 are eligible for early retirement (to receive an early distribution subject to reduction beginning at age 58); otherwise, normal retirement is defined as age 65.
The annual retirement pension annuity is calculated based on the participant’s available retirement account balance under the plan at the time the participant becomes entitled to benefits, multiplied by the conversion rate defined in the applicable Swiss pension regulations (the conversion rate at age 65 is currently 4.90%).
Contributions to the plan are based on participants’ election of available plan options, which may be changed annually.
Mr. Kuhn has opted for the “Standard Plus 2” option in 2025 and the employer contributions for savings at his age were:
•16.5% of the reference salary up to a specific limit; and
•14.5% of the reference salary and of the bonus paid over a specific limit.
The reference salary, within the meaning of the applicable pension regulations, is equal to the participant’s contractual base salary. The Company also makes risk contributions to the plan, which are not added to participants’ account balances, to finance risk benefits such as disability benefits, survivor’s benefits, and death benefits. Such risk contributions are made based on the participant’s pensionable salary, which is equal to the reference salary, less a coordination amount equal to 30% of the reference salary but not more than 100% of the maximum full Federal Old Age and Survivors’ Insurance pension (for 2025: CHF 30,240). The maximum pensionable salary is equal to 10 times the upper limit under Article 8 Paragraph 1 of the Swiss Federal Act on Occupational Retirement, Survivors’ and Disability
Pension Plans (for 2025: CHF 907,200).

2026 PROXY STATEMENT | 91

EXECUTIVE COMPENSATION TABLES 2025 Non‑Qualified Deferred Compensation Benefits

2025 NON-QUALIFIED DEFERRED COMPENSATION BENEFITS

Name	Plan	Executive Contributions in 2025(1) ($)	Registrant Contributions in 2025(2) ($)	Aggregate Earnings in 2025(3) ($)	Aggregate Withdrawals/ Distributions in 2025 ($)	Aggregate Balance as of December 31, 2025(4) ($)
Van de Put, Dirk	Supplemental Plan	221,469	332,204	144,849	—	5,156,418
	MEDCP	—	—	544,276	—	12,318,752
Zaramella, Luca	Supplemental Plan	96,212	169,068	49,311	—	1,800,156
	MEDCP	275,000	—	256,315	—	1,671,570
Valle, Gustavo	Supplemental Plan	44,620	66,930	22,998	—	850,080
Renaud, Martin	Supplemental Plan	102,416	83,795	40,360	—	1,469,821
(1)Base salary and 2025 AIP awards are included in the 2025 SCT. The 2025 deferred compensation amounts attributable to base salary and 2025 AIP awards for participating NEOs are as follows:

Name	Plan	Base Salary ($)	AIP Award ($)
Van de Put, Dirk	Supplemental Plan	75,785	145,685
	MEDCP	—	—
Zaramella, Luca	Supplemental Plan	55,020	41,192
	MEDCP	—	275,000
Valle, Gustavo	Supplemental Plan	39,102	5,519
Renaud, Martin	Supplemental Plan	66,152	36,264
(2)Amounts in this column are also included in the “All Other Compensation” column in the 2025 SCT.
(3)Amounts in this column are at market rates and thus are not reflected in the 2025 SCT.
(4)The aggregate balance includes amounts reported as compensation for our NEOs in prior years. Amounts reported attributable to base salary, AIP awards, or all other compensation that were reported in the SCT of previously filed proxy statements for the participating NEOs are as follows: Mr. Van de Put –
$14,724,281; Mr. Zaramella – $2,235,738; Mr. Valle – $639,225; and Mr. Renaud – $0.
MONDELĒZ GLOBAL LLC SUPPLEMENTAL BENEFITS PLAN
Because IRS Code Sections 401(a)(17) and 415 limits the amount that may be contributed to our U.S. tax-qualified defined contribution plan on behalf of an employee, we offer our U.S.-based NEOs a supplemental defined contribution program under the Supplemental Plan. This is an unfunded non-qualified plan that allows eligible employees to defer a portion of their annual compensation (base salary and AIP awards) and receive corresponding matching amounts to the extent that their contributions to the tax-qualified defined contribution plan (and the corresponding matching contributions) are limited by Code Sections 401(a)(17) or 415. In addition, all eligible U.S.-based employees, who are not otherwise eligible to participate in the Mondelēz Global LLC Retirement Plan, receive an additional non-elective company contribution to the Supplemental Plan equal to 4.5% of eligible compensation.
The timing of distributions depends on whether the amount distributed is subject to Code Section 409A. For distributions not subject to Code Section 409A, the distribution will be made in accordance with the employee’s distribution election. For distributions subject to Code Section 409A, employees will receive their account balances in a lump sum within 90 days after separation from service. An employee who is a “specified employee” for purposes of
Code Section 409A will have the lump sum delayed for six months. Amounts deferred and notional employer matching contributions earn the same notional rate of return as the Income Fund, which is a market rate investment option available to participants in the U.S. tax-qualified defined contribution plan. The rate of return under this investment option in 2025 was 3.00%.

92 | 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES 2025 Non‑Qualified Deferred Compensation Benefits
MONDELĒZ GLOBAL LLC MEDCP
The MEDCP is a non-qualified plan that allows U.S.-based participants to defer, on a pre-tax basis, up to 50% of salary and up to 100% of their AIP award. The notional investment options are similar to those offered to participants in our
U.S. tax-qualified defined contribution plan. A participant who elects to defer compensation must decide whether to defer receipt of the compensation until separation from service, as determined under Code Section 409A, or to receive a distribution while still employed with the Company. Distributions may be made in a lump sum or annual installments of between two and 10 years. Any participant who is a specified employee for purposes of Code Section 409A will have the distribution delayed for six months following a separation from service.
The notional investment options available to participants in the MEDCP are selected by the Company and may be changed from time to time. Participants are permitted to change their investment elections at any time on a prospective basis (subject to applicable requirements of Code Section 409A). The table below shows the available notional investment options under the MEDCP and their annual rate of return for the calendar year ended December 31, 2025.

Name of Fund	Annual Return
SSgA S&P 500 Index (SVSPX)	17.68%
Vanguard Developed Markets Index Admiral (VTMGX)	35.17%
Vanguard Emerging Mkts Stock Index Admiral (VEMAX)	24.75%
Vanguard Extended Market Index Admiral (VEXAX)	11.42%
Vanguard Federal Money Market Fund (VMFXX)	4.22%
Vanguard Inflation Protected Sec Admiral (VAIPX)	6.87%
Vanguard LifeStrategy Moderate Growth Inv (VSMGX)	16.24%
Vanguard Short Term Treasury Admiral (VFIRX)	5.45%

2026 PROXY STATEMENT | 93

EXECUTIVE COMPENSATION TABLES Potential Payments Upon Termination or Change in Control

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The narrative and tables below describe the potential payments to each NEO, upon certain terminations, including following a CIC. In accordance with SEC rules, all information described in this section is presented as if the triggering events occurred on December 31, 2025.
INVOLUNTARY TERMINATION WITHOUT CAUSE OR FOR GOOD REASON (NON-
CHANGE IN CONTROL TERMINATION)
Officers of the Company, including our NEOs, are eligible to participate in the Severance Plan. The Severance Plan provides participants with certain benefits upon a termination of employment by the Company without “Cause” or a termination by the executive for “Good Reason” (each as defined in the Severance Plan and together, a “Non-CIC
Qualifying Termination”). To receive any severance benefits under the Severance Plan, a participant must enter into a general release of claims in favor of the Company, which may include restrictive covenants, including non-competition, non-solicitation, and non-disparagement covenants (unless prohibited by applicable law).
The following chart reflects the separation benefits that would be offered to an NEO upon a Non-CIC Qualifying
Termination under the Severance Plan. For Mr. Van de Put, the chart reflects certain benefits provided under his offer letter to the extent more favorable than under the Severance Plan. Non-U.S. participants are eligible to receive the greater of (x) the separation benefits described under “Severance Benefits,” “AIP Awards,” and “Equity Awards” in the
chart below, or (y) the comparable separation benefits provided under the laws of his or her home country or the
Company’s local programs or policies, determined on an aggregate basis. Non-U.S. participants are not eligible to receive all the separation benefits described under “Health Benefit Stipend” and “Other Benefits” that are provided in the U.S. and are instead eligible to receive any comparable local benefits (if any).

Element	Description
Severance Benefits	•Cash severance equal to one (or two for the CEO) times the NEO’s base salary.
Health Benefit Stipend(1)	•A lump sum cash payment to cover the employer-portion of medical plan premiums for one year.
Other Benefits(1)
•Outplacement services for up to one year.
•A lump sum payment equal to the NEO’s financial planning and car allowance for one year.
•A lump sum payment equal to any employer contributions forfeited by the NEO under the Company’s 401(k)
plan (if any) and waiver of any repayment obligations with respect to any sign-on or similar bonuses (if any).

AIP Awards
•If the termination occurs after March 31 but before December 31 of the termination year, a prorated AIP award based on target performance (or for the CEO, based on actual company performance if better).
•If the termination occurs on December 31 of the termination year (or following completion of the applicable calendar year but prior to actual payment of the AIP award), a non-prorated AIP award based on actual company performance.

Equity Awards(2)(3)
•A prorated number of PSUs will remain outstanding and eligible to vest subject to actual company performance.
•Unvested DSUs and stock options will accelerate and vest on a pro-rata basis. NEOs have until the earlier of one year from termination or the end of the original term to exercise vested stock options.
•To the extent a participant qualifies for retirement treatment under the terms of the applicable award agreement and such retirement treatment is more favorable than the terms above, the retirement treatment in the applicable award agreement will apply.

(1)Under the local benefits programs for our non-U.S. NEO (Mr. Kuhn), he is only eligible to receive outplacement services.
(2)Provided the NEO is actively employed for at least 180 days following the grant date.
(3)Prorated based on the number of months of active employment during the performance cycle for PSUs and vesting period for DSUs and stock options.

94 | 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES Potential Payments Upon Termination or Change in Control
DOUBLE TRIGGER CHANGE IN CONTROL ARRANGEMENTS
NEOs are not eligible for any severance benefit solely upon a CIC. Our CIC Plan for senior executives of the Company, including the NEOs, provides for certain benefits upon a termination of employment by the Company without “Cause” or a termination by the executive for “Good Reason” (as defined in the CIC Plan) within two years following a CIC (a “CIC
Qualifying Termination”). To receive any severance benefits under the CIC Plan, a participant must enter into a general release of claims in favor of the Company and abide by certain restrictive covenants, including a non-compete and non-
solicitation for one year following termination (unless prohibited by applicable law). Under the terms of the CIC Plan, a participant who violates a provision of these restrictive covenants must pay back any amounts already paid and receives no further payments from the CIC Plan. Additionally, our 2005 PIP and 2024 PIP provide for certain treatment of assumed and unassumed outstanding equity grants upon a CIC and upon a CIC Qualifying Termination.
The key elements of the CIC Plan and our equity plans assuming a CIC and a CIC Qualifying Termination are described in the chart below.

Element	Description
Severance and Benefits
•Cash severance equal to two (or 2.99 for the CEO) times the NEO’s base salary plus target AIP award.
•For U.S. NEOs, health and welfare benefits continuation equal to three years for the CEO and two years for the other NEOs.
•Outplacement services for up to two years.
•Continuation of financial counseling and car allowances for three years for the CEO and two years for the other NEOs.
•A lump sum payment equal to any employer matching contributions forfeited by the NEO under the
Company’s 401(k) plan which would have vested had the NEO remained employed for two years following termination and waiver of any repayment obligations with respect to any sign-on or similar bonuses.

AIP Awards
•Any unpaid AIP award for the previously completed fiscal year and a prorated target award for the termination year (the latter may not be duplicative with the In-Flight Bonus below).
•Upon a CIC, our NEOs will also be eligible to receive an AIP award for the CIC fiscal year, at the higher of target or actual performance as of immediately prior to the CIC; provided that if less than 50% of the fiscal year has elapsed prior to the CIC, such AIP will be prorated based on the number of days that have elapsed through the CIC (the “In-Flight Bonus”).

Equity Awards
•Upon a CIC, each DSU and stock option assumed by the successor will remain outstanding and continue to vest pursuant to their terms and outstanding PSUs will be automatically converted into time-based DSUs based on the higher of target or actual performance, which will be scheduled to vest on the last day of the original performance period of the related PSU grant.
•Upon a CIC Qualifying Termination, all of such NEO’s outstanding equity awards will fully vest and stock options will remain exercisable until the expiration of their original full term.

Maximum CIC Plan Benefit/No Gross Up for Payment of Excise Tax
•The maximum CIC benefit under the CIC Plan or otherwise is the greater of the full benefits or a reduced benefit that does not trigger the excise tax under Code Section 4999, as determined on an after-tax basis for each NEO.
•The CIC Plan does not provide for gross-up excise tax payments for any NEOs.

2026 PROXY STATEMENT | 95

EXECUTIVE COMPENSATION TABLES Potential Payments Upon Termination or Change in Control
TERMINATION DUE TO DEATH, DISABILITY, AND RETIREMENT
If an NEO’s employment terminates due to death, all of the NEO’s outstanding stock options and DSUs would vest, and the NEO’s outstanding PSUs would vest based on target performance. If an NEO’s employment terminates due to disability, all of the NEO’s outstanding stock options and DSUs would vest and a prorated portion of the NEO’s outstanding PSUs would vest based on target performance. In addition, upon death or disability, the NEO (or beneficiary) would also be eligible for a prorated target award under the AIP.
If an NEO’s employment terminates due to retirement, the NEO would be eligible to receive the benefits summarized in the chart below (in addition to the benefits as described above in the Non-Qualified Deferred Compensation
Benefits table):

Element	Description
AIP Awards	•Eligible for a prorated award under AIP at target.
PSU Grants(1)(2)
•After having reached age 55 and achieved at least 10 years of service, a prorated number of PSUs will remain outstanding and eligible to vest subject to actual company performance. As of December 31, 2025, there is one NEO eligible for this treatment (Mr. Zaramella).
•After having reached age 65 and achieved at least 5 years of service, PSUs will remain outstanding and eligible to vest subject to actual company performance. As of December 31, 2025, there is one NEO eligible for this treatment (Mr. Van de Put).

Stock Options(1)	•Stock options will continue to vest and become exercisable under the original vesting schedule and such stock options may be exercised during their remaining full original term.
DSU Grants(1)(2)
•After having reached age 55 and achieved at least 10 years of service, DSUs will vest on a pro-rata basis.
•After having reached age 65 and achieved at least 5 years of service, DSUs will fully vest.
•None of our retirement eligible NEOs have outstanding DSU grants.

(1)Provided the NEO is actively employed for at least 180 days following the grant date.
(2)Prorated based on the number of months of active employment during the performance cycle for PSUs and vesting period for DSUs.

96 | 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES Potential Payments Upon Termination or Change in Control
QUANTIFICATION OF POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE
IN CONTROL

Name and Type of Benefit	Retirement ($)	Death or Disability ($)	Non-CIC Qualifying Termination ($)	CIC Qualifying Termination ($)
Van de Put, Dirk
Cash Severance(1)	—	—	3,300,000	14,800,500
Annual Incentive Award2)	3,300,000	3,300,000	3,234,000	3,300,000
Health & Welfare Continuation(3)	—	—	10,479	41,404
Outplacement & Other Benefits(4)	—	—	45,833	124,999
Unvested Equity Awards(5)	14,921,999	28,870,106	14,921,999	29,036,925
Total	18,221,999	32,170,106	21,512,311	47,303,828
Zaramella, Luca
Cash Severance(1)	—	—	1,200,100	5,520,460
Annual Incentive Award(2)	1,560,130	1,560,130	1,528,927	1,560,130
Health & Welfare Continuation(3)	—	—	16,946	41,011
Outplacement & Other Benefits(4)	—	—	35,000	70,000
Unvested Equity Awards(5)	3,911,019	10,210,474	3,911,019	10,272,271
Total	5,471,149	11,770,604	6,691,992	17,463,872
Kuhn, Volker(6)
Cash Severance(1)	N/A	—	1,060,162	4,629,858
Annual Incentive Award(2)	N/A	1,254,767	1,091,648	1,254,767
Health & Welfare Continuation(3)	N/A	—	—	—
Outplacement & Other Benefits(4)	N/A	—	5,681	46,098
Unvested Equity Awards(5)	N/A	3,194,272	615,815	3,194,272
Total	N/A	4,449,039	2,773,306	9,124,995
Valle, Gustavo
Cash Severance(1)	N/A	—	850,000	3,740,000
Annual Incentive Award(2)	N/A	1,020,000	357,000	1,020,000
Health & Welfare Continuation(3)	N/A	—	12,255	27,650
Outplacement & Other Benefits(4)	N/A	—	35,000	70,000
Unvested Equity Awards(5)	N/A	5,726,435	1,952,899	5,754,858
Total	N/A	6,746,435	3,207,154	10,612,508
Renaud, Martin
Cash Severance(1)	N/A	—	785,000	3,140,000
Annual Incentive Award(2)	N/A	785,000	769,300	785,000
Health & Welfare Continuation(3)	N/A	—	—	5,544
Outplacement & Other Benefits(4)	N/A	—	35,000	70,000
Unvested Equity Awards(5)	N/A	4,324,702	1,595,306	4,349,410
Total	N/A	5,109,702	3,184,606	8,349,954
(1)For a Non-CIC Qualifying Termination, amounts reflect (i) two years of base salary for Mr. Van de Put and (ii) one year of base salary for the other NEOs. For a CIC Qualifying Termination, amounts reflect two (or 2.99 for Mr. Van de Put) times the NEO’s base salary plus target AIP award.
(2)For a Non-CIC Qualifying Termination, amounts reflect actual 2025 AIP awards; otherwise, amounts reflect target 2025 AIP awards (upon a CIC, our employees are eligible to receive the In-Flight Bonus, which will not be duplicative with any severance benefits they may be entitled to).
(3)For a Non-CIC Qualifying Termination, amounts reflect our estimated cost for providing medical premiums for one year. For a CIC Qualifying Termination, amounts reflect our cost for providing medical, dental, vision, long‑term disability, and life insurance premiums to NEOs for two years (or three years for
Mr. Van de Put). The Company does not pay any premiums for Swiss employees and thus no amounts are included for Mr. Kuhn.
(4)For a Non-CIC Qualifying Termination, amounts reflect the value for continuation for one year of the financial counseling allowance, car allowance, outplacement services, and any payments for matching contributions forfeited under the Company’s 401(k) plan; Mr. Kuhn is only eligible to receive the comparable benefits under his local programs and thus the amount for him reflects the value of outplacement services only (six months of career transition program). For a CIC Qualifying Termination, amounts reflect the value for continuation of the financial counseling allowance (three years for Mr. Van de Put and two years for all other NEOs, except for Mr. Kuhn who does not receive financial counseling allowance), car allowance (three years for Mr. Van de Put and two years for all other NEOs), outplacement services (one year for Mr. Kuhn and two years for all other NEOs), and any payments for matching contributions forfeited under the Company’s 401(k) plan.
(5)Reflects the treatment of unvested equity awards as described above. Amounts included in the “Death or Disability” column reflect the treatment of (i) stock options and DSUs upon the NEO’s death or disability and (ii) PSUs upon the NEO’s death; upon an NEO’s disability, outstanding PSUs would only vest on a prorated basis at target performance (instead of in full at target performance as included in the amounts shown), and the estimated amount for such prorated
PSU vesting is as follows: $18,274,585 for Mr. Van de Put, $6,502,556 for Mr. Zaramella, $972,708 for Mr. Kuhn, $3,408,408 for Mr. Valle, and $2,707,003 for
Mr. Renaud. For a Non-CIC Qualifying Termination of retirement-eligible NEOs (Mr. Van de Put and Mr. Zaramella), such NEOs would receive retirement treatment for their unvested equity awards.
(6)Amounts for Mr. Kuhn were converted to USD using the Applicable Exchange Rate, except for the unvested equity values, which are already denominated in USD.

2026 PROXY STATEMENT | 97
PEOPLE AND COMPENSATION
COMMITTEE REPORT FOR THE YEAR
ENDED DECEMBER 31, 2025

The People and Compensation Committee oversees the compensation programs on behalf of the Board. In fulfilling its oversight responsibilities, the People and Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on that review and discussion, the People and Compensation Committee recommended that the Board include the
Compensation Discussion and Analysis in the Proxy Statement to be filed with the SEC in connection with the Annual Meeting and incorporate it by reference in the Annual Report on Form 10-K for the year ended
December 31, 2025, filed with the SEC on February 4, 2026.
People and Compensation Committee:
Michael A. Todman, Chair
Ertharin Cousin
Nancy McKinstry
Brian J. McNamara

98 | 2026 PROXY STATEMENT
CEO PAY RATIO

Our CEO pay ratio was calculated in accordance with Item 402(u) of Regulation S-K and represents a reasonable estimate. For 2025, the annual total compensation for Dirk Van de Put, our CEO, as reported in the SCT was
$24,516,114. The annual total compensation for our median employee (“Median Employee”) was $38,024. Therefore, the ratio of our CEO’s annual total compensation to the Median Employee’s annual total compensation was 645 to 1.
When comparing our CEO pay ratio to the ratio at other companies, there are certain unique factors about our large work force to consider. As a global company that generates 75.8% of our sales internationally, our employees are located in approximately 80 countries, with over eight in 10 employees located outside the U.S. Moreover, we have a heavy presence in emerging markets; six of our top nine largest employee populations are in emerging market countries. In addition, a significant portion of our work force consists of part-time and seasonal employees. Further, the
SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.
As permitted under the SEC rules, we are using the same Median Employee identified for purposes of the CEO pay ratio disclosure included in our 2024 proxy statement, as we believe the changes to our employee population and compensation have not significantly impacted our pay ratio disclosure. In order to identify our Median Employee, we used 2023 base salaries, our consistently applied compensation measure, for all individuals who were employed by us on October 2, 2023, excluding our CEO, annualized for any employees who joined the Company during 2023. We determined the annual base salary for each of our full-time, part-time, temporary, and seasonal employees without applying any cost-of-living adjustments. For an employee paid in a currency other than USD, we converted annual base salaries into USD. We excluded 1,220 employees in Venezuela from our calculation as we do not report Venezuela in our consolidated financials. We also applied the de minimis exemption and excluded approximately 4,786(1) non-U.S.
employees who represented less than 5% of our employee population. After applying this exemption, we used 2023 base salary information for approximately 92,000 of our employees to identify our Median Employee.
(1)We excluded employees from the following countries: Morocco (518), Indonesia (1,421), Ukraine (969), Egypt (1,131), Pakistan (464), and Eswatini (283).

2026 PROXY STATEMENT | 99
PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of
Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance measures of the Company. For further information concerning our pay for performance philosophy and how we align executive compensation with the Company’s performance, refer to the CD&A.

	Summary Compensation Table Total for PEO(1) ($)		Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4) ($)	Value of Initial Fixed $100 Investment Based On:
Year		Compensation Actually Paid to PEO(2) ($)			Total Shareholder Return(5) ($)	Peer Group Total Shareholder Return(6) ($)	Net Income(7) ($)	Adjusted Gross Profit Growth(8)
2025	24,516,114	8,052,850	7,220,779	3,305,719	104.41	115.32	2,466	(11.4)%
2024	22,304,723	(4,104,612)	6,137,745	629,530	112.30	111.97	4,623	5.1%
2023	21,018,175	49,732,942	7,057,749	11,428,845	132.58	111.01	4,968	18.8%
2022	17,925,677	27,017,315	4,833,472	6,838,394	119.26	113.09	2,726	12.3%
2021	16,128,320	26,845,406	4,960,822	7,251,942	115.87	114.40	4,314	3.5%
(1)The dollar amounts reported are the amounts of total compensation reported in the “Total Compensation” column of our SCT for Mr. Van de Put, our Principal
Executive Officer (PEO).
(2)The dollar amounts reported represent the amount of compensation actually paid (“CAP”), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to 2025 total compensation to determine the 2025 CAP for our PEO:

Year	Reported Summary Compensation Table Total for PEO ($)	Less Reported Value of Equity Awards(a) ($)	Plus Equity Award Adjustments(b) ($)	Compensation Actually Paid to PEO ($)
2025	24,516,114	18,931,914	2,468,650	8,052,850
(a)The dollar amount reported represents the grant date fair value of equity awards reported in the “Stock Awards” and “Option Awards” columns of our SCT for the year.
(b)The equity award adjustments are calculated in accordance with SEC rules and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the 2025 equity award adjustments are as follows:

Year	Plus Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Plus or Less Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Plus or Less Change in Fair Value from Prior Year End through the Vesting Date for Equity Awards Granted in Prior Years that Vested in the Year ($)	Plus Value of Dividends on Stock not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2025	8,359,022	(6,992,064)	621,447	480,245	2,468,650
(3)The dollar amounts reported represent the average of the amounts reported for our NEOs as a group (excluding our PEO) in the “Total Compensation”
column of our SCT in each applicable year. The names of each of the NEOs (excluding our PEO) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2025, Mr. Zaramella, Mr. Kuhn, Mr. Valle, and Mr. Renaud; (ii) for 2024, Mr. Zaramella, Mr. Gruber, Mr. Valle, and
Ms. Lilak; (iii) for 2023, Mr. Zaramella, Mr. Gruber, Mr. Brusadelli, Ms. Stein, and Mr. Valle; (iv) for 2022, Mr. Zaramella, Mr. Gruber, Mr. Brusadelli, and
Mr. Valle; and (v) for 2021, Mr. Zaramella, Mr. Gruber, Mr. Brusadelli, and Ms. Stein.
(4)The dollar amounts reported represent the average amount of CAP to the NEOs as a group (excluding our PEO), as computed in accordance with SEC rules.
The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our PEO) during the applicable year. In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding our PEO) for each year to determine the CAP, using the same methodology described above in Note 2. This adjustment also includes adjustments to the pension values, as computed in accordance with SEC rules, shown below.

100 | 2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE

Year	Average Reported Summary Compensation Table Total for Non‑PEO NEOs ($)	Less Average Reported Value of Equity Awards ($)	Plus Average Equity Award Adjustments(a) ($)	Less Average Reported Change in the Actuarial Present Value of Pension Benefits(b) ($)	Plus Average Pension Benefit Adjustments(c) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	7,220,779	4,852,271	1,213,338	276,127	—	3,305,719
(a)The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Plus Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Plus or Less Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Plus or Less Average Change in Fair Value from Prior Year End through the Vesting Date for Equity Awards Granted in Prior Years that Vested in the Year ($)	Plus Average Value of Dividends on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Average Equity Award Adjustments ($)
2025	2,173,156	(1,166,057)	101,886	104,353	1,213,338
(b)Represents the average of the amount reported in our SCT in the “Change in Pension Value” column for the year.
(c)Represents the aggregate of two components: (i) the actuarial determined service cost under the Pension Fund Mondelēz Switzerland for services rendered during the year; and (ii) the entire cost of benefits granted in a plan amendment (or initiation) during the year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation, in each case, calculated in accordance with U.S. GAAP, on an average basis.
(5)Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our share price at the end and the beginning of the measurement period by our share price at the beginning of the measurement period.
(6)Represents the weighted peer group TSR, weighted according to the respective company’s stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is our Performance Peer Group as reported in the 2025 Form 10-K, which included
Campbell Soup Company, The Coca-Cola Company, Colgate-Palmolive Company, Danone S.A., General Mills, Inc., The Hershey Company, The Kraft Heinz
Company, Nestlé S.A., PepsiCo, Inc., The Procter & Gamble Company, and Unilever PLC.
(7)Dollar values stated in millions. The dollar amounts reported represent the amount of net income reflected in our audited financial statements for the applicable year.
(8)The percentages reported represent the amount of adjusted gross profit growth for the applicable year. A more detailed discussion, including definitions of such financial measures appears in Annex A.

2026 PROXY STATEMENT | 101

PAY VERSUS PERFORMANCE Financial Performance Measures

FINANCIAL PERFORMANCE MEASURES
As described in greater detail in the CD&A, our executive compensation program reflects a variable pay‑for‑performance philosophy. The metrics that we use for our executive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures we used to link executive compensation actually paid to our NEOs, for the most recently completed fiscal year, to our performance are as follows:
•Organic Volume Growth
•Organic Net Revenue Growth
•Adjusted Gross Profit Growth
•Adjusted Operating Income Growth
•Market Share
•Adjusted Earnings Per Share Growth
•Annualized Relative TSR

ANALYSIS OF THE INFORMATION PRESENTED IN THE PAY VERSUS PERFORMANCE TABLE
Our executive compensation program reflects a variable pay‑for‑performance philosophy, as described in greater detail in the CD&A. While we utilize several performance measures to align executive compensation with our performance, not all of those performance measures are presented in the Pay Versus Performance (“PVP”) table. We generally seek to incentivize long‑term performance, and therefore we do not specifically align our performance measures with CAP for a particular year. In accordance with SEC rules, we are providing the following descriptions of the relationships between information presented in the PVP table.
The components of CAP that vary with performance each year are AIP payouts and equity award fair values (both for new grants and prior year grants). Changes in equity award fair values significantly impact our CAP because 78% of our CEO’s target compensation and on average 67% of the other NEOs’ target compensation is in the form of equity.
For 2025, CAP was lower than SCT totals due to a significant decrease in equity award fair values driven by stock price depreciation and lower PSU trending performance. Our performance reflects the impact of unprecedented input cost increases in our largest commodity, cocoa, as detailed in the CD&A Executive Summary.
We do not use net income as a financial performance measure that determines pay levels or incentive plan payouts for our NEOs; therefore, CAP and net income do not have a direct relationship. We have chosen adjusted gross profit growth as our company‑selected metric as it is weighted at 35% in our AIP, and therefore has an impact on our CAP for the applicable year. Adjusted gross profit growth measures the Company’s ability to manage and balance trade-offs among volume, mix, pricing, and costs and enables investment to drive earnings and Free Cash Flow through investing in people and brands.

102 | 2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE Analysis of the Information Presented in the Pay Versus Performance Table
The following charts demonstrate the relationship between compensation actually paid to Mr. Van de Put, the
Company’s CEO, and average compensation actually paid to other NEOs and various performance measures of the
Company for the fiscal years ending December 31, 2025, 2024, 2023, 2022, and 2021.
Compensation Actually Paid vs. TSR

CAP to PEO	Avg. CAP to NEOs	Mondelēz TSR	Peer TSR
Compensation Actually Paid vs. Net Income

CAP to PEO	Avg. CAP to NEOs	Net Income
Compensation Actually Paid vs. Adjusted Gross Profit Growth

CAP to PEO	Avg. CAP to NEOs	Adjusted Gross Profit Growth

2026 PROXY STATEMENT | 103
OWNERSHIP OF EQUITY SECURITIES

The following table shows the number of shares of Common Stock beneficially owned as of March 11, 2026, unless otherwise noted, by each director and NEO, as well as the number of shares beneficially owned by all of our current directors and executive officers as a group. None of the Common Stock owned by these individuals is subject to any pledge. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

Name of Beneficial Owner	Beneficially Owned Shares(1)	Deferred Stock Units/ Additional Underlying Units(2)	Total Shares/ Interests Held	Beneficially Owned Shares Percent of Class(3)
Current Independent Directors:
Cousin, Ertharin	–	13,525	13,525	*
‘t Hart, Cees	–	8,618	8,618	*
McKinstry, Nancy	–	3,082	3,082	*
McNamara, Brian J.	–	6,963	6,963	*
Mesquita, Jorge S.	6,500	58,976	65,476	*
Nielsen, Jane Hamilton	–	15,633	15,633	*
Price, Paula A.	–	6,085	6,085	*
Siewert, Patrick T.	–	58,737	58,737	*
Todman, Michael A.	–	19,710	19,710	*
Named Executive Officers:
Kuhn, Volker	29,815	25,910	55,725	*
Renaud, Martin	303,716	14,440	318,156	*
Valle, Gustavo	292,313	22,310	314,623	*
Van de Put, Dirk	3,194,788	81,340	3,276,128	*
Zaramella, Luca	936,480	37,920	974,400	*
All directors and executive officers as a group (18 persons)(4)	5,347,780	428,774	5,776,554	*
*Less than 1%.
(1)Includes stock options that are exercisable or will become exercisable within 60 days after March 11, 2026, as follows:
Mr. Kuhn – 29,815; Mr. Renaud – 218,960; Mr. Valle – 215,027; Mr. Van de Put – 1,949,640; Mr. Zaramella – 574,262, and all other executive officers – 422,865.
(2) Includes deferred stock units granted under our prior 2006 Stock Compensation Plan for Non-Employee Directors, 2005 Performance
Incentive Plan, and the 2024 PIP.
(3)Based on 1,283,456,590 issued and outstanding shares of our Common Stock as of March 11, 2026.
(4)This group includes, in addition to the individuals named in the table, Deepak D. Iyer, Stephanie Lilak, Mariano Lozano, and Laura Stein.

104 | 2026 PROXY STATEMENT

OWNERSHIP OF EQUITY SECURITIES
The following table displays information about persons we know were the beneficial owners of more than 5% of the issued and outstanding Common Stock as of March 11, 2026.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class Calculated Based on Shares of the Issued and Outstanding Common Stock as of March 11, 2026
BlackRock, Inc.(1) 50 Hudson Yards New York, NY 10001	99,059,304	7.7%
Capital International Investors(2) 333 South Hope Street, 55th Floor Los Angeles, CA 90071	89,057,016	6.9%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	133,926,151	10.4%
(1)Based on the Schedule 13G/A filed by BlackRock on February 13, 2024, with the SEC. The Schedule 13G/A discloses that as of December 31, 2023,
BlackRock, in its capacity as the parent holding company of certain subsidiaries, had sole voting power over 88,017,833 shares, sole dispositive power over
99,059,304 shares and shared voting and dispositive power over 0 shares.
(2)Based on the Schedule 13G/A filed by Capital International Investors on February 13, 2026, with the SEC. The Schedule 13G/A discloses that as of
December 31, 2025, Capital International Investors, as a division of Capital Research and Management Company, as well as its investment management subsidiaries and affiliates, had sole voting power over 88,311,486 shares, sole dispositive power over 89,057,016 shares and shared voting and dispositive power over zero shares.
(3)Based on the Schedule 13G/A filed by The Vanguard Group on March 6, 2025, with the SEC. The Schedule 13G/A discloses that as of February 28, 2025,
The Vanguard Group, as investment advisor, had sole voting power over zero shares, shared voting power over 1,611,192 shares, sole dispositive power over 127,503,492 shares and shared dispositive power over 6,422,659 shares. The Vanguard Group subsequently reported on a Schedule 13G/A filed on
March 27, 2026, that due to an internal realignment it no longer has, or is deemed to have, beneficial ownership over Mondelēz International securities beneficially owned by various subsidiaries and/or business divisions. The Vanguard Group also reported that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group will report beneficial ownership separately (on a disaggregated basis).

2026 PROXY STATEMENT | 105
ITEM 2. ADVISORY VOTE TO APPROVE
EXECUTIVE COMPENSATION

Our executives – including our NEOs – are critical to our success, and we design our executive compensation programs to attract, retain, and motivate superior executive talent. At the same time, we expect our executives to deliver strong results, and we structure our executive compensation practices to focus on shareholders’ interests by incenting superior sustainable long‑term performance. In so doing, we align pay and performance by making a significant portion of our NEOs’ compensation contingent on reaching specific annual and long‑term performance goals and increasing shareholder value.
We have strong compensation‑related design and governance practices to protect our shareholders’ interests. Our independent PCC regularly assesses our executive compensation program to hold executives accountable for attaining performance targets and driving shareholder value. We encourage you to read the “Compensation Discussion and
Analysis” beginning on page 63 and the “Executive Compensation Tables” beginning on page 85 to learn more about our executive compensation program and how our 2025 pay aligned with 2025 performance.
The PCC and the Board believe that our executive compensation program serves our shareholders’ interests by linking pay with performance, and we will continue to refine our compensation program to align compensation with the
Company’s business and talent strategies as well as the long‑term interests of shareholders. Accordingly, and as required by Section 14A of the Exchange Act, we ask you to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that Mondelēz International’s shareholders approve, on an advisory basis, the compensation paid to Mondelēz International’s NEOs, as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the
Executive Compensation Tables, and related narrative discussion.”
While the annual say‑on‑pay vote is advisory and therefore not binding on Mondelēz International, the PCC, or the
Board, we value the opinions of our shareholders. We carefully and thoughtfully consider our shareholders’ concerns and opinions in evaluating our executive compensation program. We believe the compensation paid to our NEOs for
2025 appropriately reflects and rewards their contribution to our performance. The next advisory say‑on‑pay vote will be held at our 2027 Annual Meeting of Shareholders.
THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF OUR
EXECUTIVE COMPENSATION.

106 | 2026 PROXY STATEMENT
ITEM 3. RATIFICATION OF THE
SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS
FOR FISCAL YEAR 2026

The Audit Committee is directly responsible for the selection, appointment, compensation, retention, oversight, and termination of the independent registered public accountants. PricewaterhouseCoopers LLP has been the Company’s independent registered public accountants since 2001.

REVIEW OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
The Audit Committee annually reviews the performance of the independent registered public accountants and considers whether to reappoint the firm for the following year or appoint a different firm. In determining which firm to appoint as the Company’s independent registered public accountants for 2026, the Audit Committee considered numerous factors, including:
•firm capabilities, approach, and fees;
•firm tenure as our independent registered public accountants;
•the quality of the work that PricewaterhouseCoopers LLP has performed for Mondelēz International and its communications with the Audit Committee and management;
•PricewaterhouseCoopers LLP’s qualifications and experience auditing companies of comparable size and complexity;
•PricewaterhouseCoopers LLP’s familiarity with our global business and operations, accounting policies and practices, and internal control over financial reporting;
•the potential impacts to Mondelēz International from selecting a different independent registered public accountant, including the significant time commitment and potential distraction of resources related to changing independent registered public accountants;
•external data on audit quality and performance; and
•firm independence.
In assessing the independence of the Company’s independent registered public accountants, the Audit Committee considered factors including the nature and amount of non‑audit fees and services that the firm provides to Mondelēz
International. We believe the Audit Committee’s periodic consideration of whether there should be a change in our independent registered public accounting firm supports auditor independence. In conjunction with the required rotation of the auditing firm’s lead engagement partner at least every five years, the Audit Committee and its Chair are involved in the selection of the independent registered public accountants’ lead engagement partner through a process that includes candidate interviews.
The Audit Committee discusses with the independent registered public accountants the scope of and plans for the audit and is also responsible for the audit fees associated with the retention of the independent registered public accountants. As part of determining what firm to appoint, the Audit Committee discussed audit fees and the audit process with PricewaterhouseCoopers LLP, including how to continue to increase efficiencies in the audit, leverage the benefits of PricewaterhouseCoopers LLP’s familiarity with Mondelēz International, and utilize PricewaterhouseCoopers
LLP’s technological transformation and innovations.

2026 PROXY STATEMENT | 107

ITEM 3. RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2026 Selection of Independent Registered Public Accountants

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
Following its review and consideration of the potential benefits and costs of choosing a different auditor, the Audit
Committee selected PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for
2026. The Audit Committee and the Board believe the continued retention of PricewaterhouseCoopers LLP as the independent external auditor is in our and our shareholders’ best interests. The Board is requesting, as a matter of good corporate governance, that the shareholders ratify this selection.
The Audit Committee and the Board are not required to take any action as a result of the outcome of the vote on this proposal. However, if our shareholders do not ratify the selection, the Audit Committee may investigate the reasons for our shareholders’ rejection and may consider whether to retain PricewaterhouseCoopers LLP or appoint another independent registered public accountant. Even if the selection is ratified, the Audit Committee may appoint a different independent registered public accountant if, in its discretion, it determines that such a change would be in Mondelēz
International’s and our shareholders’ best interests.
We expect that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if desired and to respond to appropriate questions from shareholders.
THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF
PRICEWATERHOUSECOOPERS LLP AS MONDELĒZ INTERNATIONAL’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2026.

108 | 2026 PROXY STATEMENT
SHAREHOLDER PROPOSALS

In accordance with SEC rules, we are including the following shareholder proposals (Items 4 and 5), along with the supporting statements of the respective shareholder proponents. Mondelēz International is not responsible for any inaccuracies in these proposals and supporting statements. We have put a box around materials provided by the proponents so that readers can easily distinguish between materials provided by the proponents and materials provided by the Company. Each shareholder proposal is required to be submitted to a vote at the Annual Meeting only if properly presented at the meeting.
Below each proposal, we identify the shareholder who is the proponent as well as any representative appointed by the shareholder, and will promptly provide each shareholder proponent’s name, address, and, to our knowledge, share ownership upon a shareholder’s oral or written request to the Corporate Secretary of the Company at 905 West Fulton
Market, Suite 200, Chicago, Illinois 60607.
The Board has carefully considered the two shareholder proposals and recommends that you vote AGAINST each proposal.
THE BOARD RECOMMENDS THAT YOU VOTE AGAINST THESE SHAREHOLDER
PROPOSALS FOR THE REASONS SET FORTH IN THE STATEMENT IN OPPOSITION
FOLLOWING EACH PROPOSAL.

2026 PROXY STATEMENT | 109
ITEM 4. SHAREHOLDER PROPOSAL

REPORT ON OBJECTIVE EVALUATION OF PLASTICS PACKAGING POLICIES
National Legal and Policy Center, 107 Park Washington Court, Falls Church, VA 22046, beneficial owner of 83 shares of the Company’s Common Stock, is the proponent of the following shareholder proposal and has advised that a representative will present this proposal at the Annual Meeting.

WHEREAS: In 2018 Mondelez International (“Mondelez” or “Company”) announced that it would “make all packaging recyclable” by 2025, to “help deliver its long-term vision for zero-net waste packaging.”[1] In 2021 the
Company stated it would “[aim] for an at least 25% reduction in virgin plastic use in its rigid plastic packaging or a
5% reduction in virgin plastic use in its overall plastic packaging portfolio.”[2]
But by mid-2025 Mondelez “saw its rate of packaging that is recyclable stagnate, and virgin plastic reduction efforts falter.”[3] Within months the Company left the U.S. Plastics Pact, under which it had committed to targets like “all plastic packaging is 100% reusable, recyclable, or compostable” by 2025.[4]
Unrealistic initiatives like Mondelez’s are driven by an alleged “plastics pollution crisis.”[5] Yet objective evidence shows that plastic packaging in many ways offers net environmental and economic benefits,[6] including lighter weight, durability, lower transportation costs, and reduced emissions compared to alternatives.[7]
Critics argue that to the degree there’s a problem, that it’s not plastic production, but inadequate waste management systems, particularly in developing economies.[8] Advocacy campaigns for a “circular economy,” which rely on biased reports such as Breaking the Plastic Wave[9] and Plastics: The Costs to Society, the Environment,
and the Economy,[10] emphasize environmental “costs” while mostly ignoring the benefits of plastics and the trade-
offs of substitutes.
MATERIALITY: Plastics accounted for 21% of Mondelez’s packaging materials in 2024.[11] The Company consistently cites packaging as one of its most significant areas of environmental focus, a large share of supply chain costs.[12] Packaging is one of the Company’s most visible and material operational issues, shaping brand reputation, investor expectations, and regulatory exposure. These percentages show that packaging costs — and especially plastics — influence a significant share of the Company’s economics. Accordingly, shareholders have a right to request assurance that these policies are based on factual data and outcomes, not activist rhetoric (like
“zero net-waste packaging”) and “circular economy” fantasies.
SUPPORTING STATEMENT: Mondelez’s plastics strategy should be grounded in verifiable, scientific, and economic cost-benefit analysis. An objective evaluation would:
1.Comprehensively analyze the environmental impact of plastics versus alternatives, including lifecycle emissions, energy usage, and recyclability.
2.Assess the economic costs of replacing single-use plastics with higher-cost or heavier materials with recycled content inputs, and the implications for Mondelez’s supply chain and shareholders.
3.Examine whether corporate policy targets the true pollution culprit — poor waste management — rather than misrepresenting plastics’ positives and negatives as a packaging material.
RESOLVED: Shareholders request the Board of Directors to commission and publish, by March 31, 2027, at reasonable cost and omitting proprietary information, a report evaluating Mondelez’s plastics packaging policies.
The report should assess these policies in light of non-biased, scientifically accurate, and economically rigorous research, and include a quantifiable analysis of potential policy changes versus current practices as they affect the
Company’s financial position.

110 | 2026 PROXY STATEMENT

ITEM 4. SHAREHOLDER PROPOSAL Report on Objective Evaluation of Plastics Packaging Policies

(1)https://ir.mondelezinternational.com/news-releases/news-release-details/mondelez-international-commits-making-all-packaging-recyclable
(2)https://www.globenewswire.com/news-release/2021/03/04/2187234/0/en/Mondel%C4%93z-International-Commits-to-Reduction-in-Virgin-Plastic-Use-to-
Combat-Plastic-Pollution.html
(3)https://www.packagingdive.com/news/mondelez-sustainability-report-packaging-plastic/745741/
(4)https://www.fooddive.com/news/us-plastics-pact-member-departures-walmart-mondelez-mars-nestle/749468/
(5)https://www.unep.org/interactives/beat-plastic-pollution/
(6)https://www.bizpacreview.com/2021/11/15/hold-for-michele-the-great-pacific-garbage-patch-twice-the-size-of-texas-is-fake-1162875/
(7)https://plastics.americanchemistry.com/life-cycle-impacts-of-plastic-packaging-compared-to-alternatives
(8)https://www.science.org/doi/10.1126/science.1260352
(9)https://www.pewtrusts.org/en/research-and-analysis/reports/2020/07/breaking-the-plastic-wave
(10)https://wwfint.awsassets.panda.org/downloads/plastics_the_costs_to_society_the_environment_and_the_economy.pdf
(11)https://www.packagingdive.com/news/mondelez-sustainability-report-packaging-plastic/745741/
(12)https://www.mondelezinternational.com/assets/Snacking-Made-Right/SMR-Report/2024/2024-MDLZ-Snacking-Made-Right-ESG-Report.pdf

BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION TO ITEM 4.
Mondelēz International strives to continually improve our packaging by removing unnecessary packaging and simplifying packaging materials across the business, and we apply a multi-faceted approach that includes both self-
driven initiatives and external investments. Packaging is also part of our sustainability strategy. We have provided detailed reporting on these efforts in our annual Snacking Made Right Report,1 which includes an overview of our packaging portfolio, details on our initiatives, and data on our progress toward our goals. As such, the report sought by the proposal would be unproductive and duplicative without providing our shareholders with helpful additional information on our packaging initiatives.
Our Board oversees our broader strategy and our sustainability activities for the best interests of our shareholders. One of our Board’s key responsibilities is overseeing our strategy. With recommendations from the
Finance Committee, our Board oversees the alignment of our capital allocation priorities with our long-term strategy and reviews our capital deployment budget. Our Governance, Membership and Sustainability Committee is responsible for overseeing our sustainability-related policies, initiatives, strategy, and progress, and in doing so, seeks to consider and address the interests of and benefits to our shareholders. We believe our sustainability initiatives are pragmatic, focusing on priority topics that align with our global business strategies and support value creation. These initiatives are incorporated into our day-to-day operations, as appropriate, and aligned with our internal processes and procedures for capital investment and financial return. We believe that our existing oversight structure and strategy drives strong performance and consideration for the success of our business and return to shareholders.
Packaging is part of our comprehensive approach to advancing the resiliency of our business. We believe that by enhancing our packaging and measuring our performance, we can progress our core business principles, including protecting product quality and safety, improving supply chain efficiency and resiliency, investing in consumer-centric innovation and complying with evolving laws, rules and regulations. We employ a focused strategy that aims to: (1)
reduce packaging; (2) evolve packaging; and (3) improve systems. We have made significant progress integrating this strategy into our local business strategies and roadmaps. For example, we have been able to reduce our virgin plastic use since 2020 and are converting from plastic packaging to alternative materials where we believe it is beneficial.2 We are also working with suppliers to secure more packaging materials consistent with our strategy and planning to scale solutions across relevant markets.

2026 PROXY STATEMENT | 111

ITEM 4. SHAREHOLDER PROPOSAL Report on Objective Evaluation of Plastics Packaging Policies
We actively engage in efforts to help address and mitigate plastic waste. We support the development of appropriate policy, infrastructure and capabilities that help increase packaging waste collection and recycling. We support Extended Producer Responsibility (“EPR”) policies that cover the development of systems supporting the collection of all types of plastic packaging.3 We engage closely with policymakers, investors and other companies to help advance systems focused on addressing plastic waste.
We partner with, and invest in, ventures focused on tackling plastic waste. For example, through our Sustainable
Futures4 impact investment initiative, launched in 2021, we have partnered with Circulate Capital to support business solutions designed to help scale collection and recycling infrastructure in India, Southeast Asia, Latin America, and the
Caribbean.5 We have also invested in Pack2Earth, an advanced materials company in Spain, focused on developing bio-based materials that provide more sustainable alternatives to single-use plastics, including flexible packaging.
Through our second CoLab Tech accelerator program, we have been working with Outlander Materials, a Netherlands company that has created a technology that upcycles food industry waste into a flexible, lightweight packaging alternative to single-use plastics.6 We believe these investments and partnerships, along with our own internal initiatives, will help advance our work.
In summary, we have a thoughtful packaging strategy supported by our investments, our focus on leading practices and our work with third-party businesses, as well as our own cross-functional initiatives and subject matter expertise. This approach, as well as our other sustainability initiatives and broader corporate strategy, have been designed to help accelerate our growth and competitiveness. We regularly disclose the details of our progress toward our packaging and other goals in our annual Snacking Made Right Report and on our website. Therefore, we believe that the report requested by the proposal would be costly, duplicative of current efforts, and fail to provide meaningful additional information for our shareholders.
(1)See Mondelēz International, Snacking Made Right Report 2024 (“Snacking Made Right Report”), p. 33, available at https://www.mondelezinternational.com/
assets/Snacking-Made-Right/SMR-Report/2024/2024-MDLZ-Snacking-Made-Right-ESG-Report.pdf
(2)Id. at 33-34.
(3)Id. at 33.
(4)See https://ir.mondelezinternational.com/news-releases/news-release-details/mondelez-international-launches-sustainable-futures-advance
(5)See https://www.mondelezinternational.com/news/joining-circulate-capital-in-latin-america/
(6)See https://ir.mondelezinternational.com/news-releases/news-release-details/mondelez-international-selects-10-start-ups-participate-second
THE BOARD HAS CAREFULLY CONSIDERED THIS SHAREHOLDER PROPOSAL AND
RECOMMENDS THAT YOU VOTE AGAINST THE PROPOSAL.

112 | 2026 PROXY STATEMENT
ITEM 5. SHAREHOLDER PROPOSAL

ADOPT INDEPENDENT BOARD CHAIRMAN POLICY
John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, beneficial owner of 100 shares of the
Company’s Common Stock, is the proponent of the following shareholder proposal.

Proposal 5 — Independent Board Chairman
Shareholders request that the Board of Directors adopt an enduring policy, and amend the governing documents as necessary including the Corporate Governance Guidelines in order that 2 separate people hold the office of the
Chairman and the office of the CEO as soon as possible.
The Chairman of the Board shall be an Independent Director. An independent Lead Director shall not be a substitute for an independent Board Chairman.
The Board shall have the discretion to select an interim Chairman of the Board, who is not an Independent Director,
to serve while the Board is required to seek an Independent Chairman of the Board on an accelerated basis. This policy could be phased in when there is a contract renewal for our current CEO or for the next CEO transition although it is better to adopt it now to obtain the maximum benefit.
An independent Board Chairman at all times improves corporate governance by bringing impartiality, objective oversight, and external expertise to board decisions, mitigating conflicts of interest, enhancing transparency, and boosting shareholder confidence.
This detached perspective allows the chairman to focus on shareholder interests, strengthen management accountability, and provide critical checks and balances, ultimately contributing to long-term sustainability and credibility.
An independent Board Chairman could also help Mondelez International (MDLZ) deal with future headwinds like those that emerged in 2025:
MDLZ faced significant pressure and criticism from British lawmakers and the B4Ukraine campaign for failing to exit the Russian market following the invasion of Ukraine. By continuing to operate and pay taxes in Russia, critics argued MDLZ was “in essence funding Russia’s war machine.”
The Rainforest Action Network (RAN) and other NGOs protested MDLZ at its May 2025 shareholder meeting, accusing MDLZ of continuing to profit from the destruction of critical forests and the violation of Indigenous communities’ rights.

2026 PROXY STATEMENT | 113

ITEM 5. SHAREHOLDER PROPOSAL Adopt Independent Board Chairman Policy

MDLZ faced backlash from civil society groups for requesting a delay to the European Union Deforestation
Regulation (EUDR), arguing the sector needed more time to prepare administratively. Campaigners argued that a delay would weaken the law’s effectiveness.
The San Francisco City Attorney filed a first-of-its-kind lawsuit against MDLZ and other major food manufacturers, alleging they engineered and marketed “addictive and harmful” ultra-processed foods, thereby creating a public health crisis. The suit seeks to stop deceptive marketing and obtain financial penalties to address associated healthcare costs.
MDLZ faced criticism from financial analysts and investors after it cut its 2025 adjusted earnings per share (EPS)
forecast twice during the year, citing high cocoa costs, general inflation, and softening consumer demand
(especially in North America and Europe).
The cut in the profit outlook suggested MDLZ was struggling to pass on elevated input costs to price-sensitive consumers, leading to margin pressure and a decline in net income.
Please vote yes:
Independent Board Chairman — Proposal 5

BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION TO ITEM 5.
Our Board has a fiduciary duty to act as it believes to be in the best interests of the Company and its shareholders, including determining the Board leadership structure that will best serve those interests. Forcing the Company to adopt an inflexible, one-size-fits-all approach to Board leadership would hamper the Board’s ability to effectively promote
Company and shareholder interests.
Our current By-Laws provide the necessary flexibility for the Board to make thoughtful decisions about the appropriate leadership structure for the Company at a given time in light of the Company’s needs and circumstances. The Board takes several factors into account when considering which leadership structure will allow it to carry out its responsibilities most effectively and best represent Company and shareholder interests. These factors include our specific business needs, our operating and financial performance, industry conditions, economic and regulatory environments, the results of Board and committee annual self-assessments, the advantages and disadvantages of alternative leadership structures based on circumstances at that time, shareholder input, and our corporate governance practices. Removing this flexibility would restrict the Board’s ability to adapt to circumstances and select a leadership structure that it believes to be in the best interests of the Company and its shareholders at the time. Furthermore, the Board annually reviews its leadership structure and evaluates what structure is appropriate for the Company and in shareholders’ best interests.
At any time that the Board determines it is in the best interests of the Company and its shareholders to have a non-
independent Chair, our Corporate Governance Guidelines require the Board to select an Independent Lead Director with substantive duties and responsibilities. The independent directors select the Independent Lead Director annually for a one-year term, and the Board considers the rotation of the Independent Lead Director at such intervals as the
Board determines on the recommendation of the Governance Committee.
We have a robust Independent Lead Director role with substantive leadership responsibilities. The Independent
Lead Director duties and responsibilities are broad and have considerable overlap with those of an independent Board
Chair, promoting strong management oversight and accountability. The Independent Lead Director engages in planning and approving meeting schedules and agendas, including the review of briefing materials, and has the power to call meetings of the independent directors or the Board as needed. As part of the Board’s regular agenda, the Independent
Lead Director presides over executive sessions of the independent directors without the participation of the Chair and
Chief Executive Officer. The Independent Lead Director also serves as a direct point of contact for shareholders, and during Fall/Winter2025, consistent with past practice, the Independent Lead Director led engagements with a number of

114 | 2026 PROXY STATEMENT

ITEM 5. SHAREHOLDER PROPOSAL Adopt Independent Board Chairman Policy
investors. The Independent Lead Director also frequently confers with the other independent directors on various Board and Company matters. Finally, the independent directors also may assign to the Independent Lead Director additional duties over and above these fixed, robust responsibilities as they deem appropriate.
Our corporate governance structures and processes are consistent with leading practices that promote effective oversight and accountability. Our corporate governance practices reinforce the Board’s alignment with, and accountability to, shareholders, and promote effective Board oversight of management. In addition to the governance practices discussed above, all of our directors are elected annually by majority vote, directors and committees engage in an annual self-assessment process, shareholders have the right to call special meetings at which they can nominate director candidates or propose other business, and shareholders can communicate directly with the Board in addition to the Independent Lead Director. Every Board committee is comprised entirely of, and is chaired by, independent directors, and each committee has a clearly defined area of oversight regarding key risks and Company functions.
Our view aligns with the majority of our shareholders, as expressed in recent engagements and past meetings.
We regularly engage with our shareholders. Since the 2025 Annual Meeting of Shareholders, we reached out to shareholders representing approximately 57% of our outstanding shares and engaged with 23 different shareholders that collectively represented approximately 35% of our outstanding shares. During those engagements, shareholders were generally satisfied with MDLZ’s current board structure and its oversight capacity. Our shareholders have also been asked to vote on similar shareholder proposals requesting an independent board chairman at three of our four last annual meetings (in 2024, 2023, and 2022). Each time more than two-thirds of shareholders rejected the proposal.
In summary, our Board believes it is in the best of interests of the Company and its shareholders for it to retain the flexibility to select the leadership structure that is best suited to meet the needs of the Company and its shareholders at any given time. Adopting a rigid policy as requested by this proposal would impair the Board’s ability to structure its leadership in the manner it believes most effectively serves Company and shareholder interests. The proposal is unnecessary due to our strong governance practices, including our robust Independent Lead Director role.
THE BOARD HAS CAREFULLY CONSIDERED THIS SHAREHOLDER PROPOSAL AND
RECOMMENDS THAT YOU VOTE AGAINST THE PROPOSAL.

2026 PROXY STATEMENT | 115
OTHER MATTERS THAT MAY BE
PRESENTED AT THE ANNUAL MEETING

Other than Items 1 through 5, we do not expect any matters to be presented for action at the Annual Meeting. The requirements for shareholders to properly submit proposals and nominations at the Annual Meeting were described in the proxy statement for the 2025 Annual Meeting of Shareholders. (They are similar to those described below under
“2027 Annual Meeting of Shareholders”). The Chair of the Annual Meeting may refuse to allow the presentation of a proposal or a nomination for the Board at the Annual Meeting if it is not properly submitted.
If any other matters properly come before the Annual Meeting, your proxy gives authority to the designated proxies to vote on such matters in accordance with their best judgment.

116 | 2026 PROXY STATEMENT
FREQUENTLY ASKED QUESTIONS
ABOUT THE ANNUAL MEETING
AND VOTING

VOTING INSTRUCTIONS TO PROXIES
At the Annual Meeting, the individuals named as proxies on each shareholder’s Proxy Card will vote the shares represented by the Proxy Card FOR or AGAINST or ABSTAIN from voting with respect to each of the nominees listed in
Item 1 and with respect to Items 2, 3, 4, and 5, as indicated in the shareholder’s voting instructions. If a properly executed Proxy Card does not include voting instructions, proxies will vote FOR each of the director nominees listed in
Item 1, FOR Items 2 and 3, and AGAINST Items 4 and 5, and in their discretion upon such other business as properly comes before the meeting.

ATTENDING AND VOTING AT THE ANNUAL MEETING
The Annual Meeting will be held virtually. All shareholders of record, as of March 11, 2026, may attend, vote, and submit questions during the Annual Meeting by visiting www.proxydocs.com/MDLZ and using the control number that is shown on your Notice of Internet Availability of Proxy Materials (“Notice”), Proxy Card, or VIF. See Question 7 for
detailed voting information. Registration is required online at www.proxydocs.com/MDLZ to attend the meeting.

GETTING INFORMATION AND ASKING QUESTIONS BEFORE AND DURING THE ANNUAL MEETING
On April 3, 2026, an online portal will be available to shareholders of record at www.proxydocs.com/MDLZ, where you can view and download our Proxy Materials and 2025 Form 10‑K and vote your shares. On the day of and during the
Annual Meeting, you can view our agenda and meeting procedures and you can submit questions before or during the meeting at www.proxydocs.com/MDLZ. Shareholders will have an opportunity to raise questions about the items of business for the meeting. In addition, after the business portion of the Annual Meeting concludes and the meeting is adjourned, shareholders will have another opportunity to raise questions of a more general nature. We intend to answer all questions submitted during the Annual Meeting that are pertinent to the Company and the items being voted on by shareholders as time permits and in accordance with our meeting procedures. Answers to questions not addressed during the Annual Meeting will be posted following the meeting on the investor relations section of our website as soon as practicable. Questions and answers will be grouped by topic, and substantially similar questions will be answered only once. To promote fairness, efficiently use the Company’s resources and address all shareholder questions, we will respond to no more than three questions from any single shareholder.

2026 PROXY STATEMENT | 117

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING Frequently Asked Questions About the Annual Meeting and Voting

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING
1.When and where is the Annual Meeting?
The Board has determined we will hold a virtual Annual Meeting conducted via webcast. We will hold the Annual
Meeting at 9:00 a.m. CDT on May 20, 2026. Shareholders may attend, vote, and submit questions by registering at
www.proxydocs.com/MDLZ and using the control number shown on your Notice, Proxy Card, or VIF.
2.Who is entitled to vote at the Annual Meeting?
The Board established March 11, 2026, as the record date (the “Record Date”) for the Annual Meeting. Each shareholder (registered or beneficial) who held shares of Common Stock at the close of business on the Record Date is entitled to receive notice of the Annual Meeting, to attend the Annual Meeting, and to vote on all matters that properly come before the Annual Meeting.
At the close of business on the Record Date, 1,283,456,590 shares of Common Stock were outstanding and entitled to vote. Each share is entitled to one vote on each matter to be voted upon at the Annual Meeting.
3.Why did I receive these Proxy Materials?
You received these Proxy Materials because as of the Record Date you directly or indirectly held and had the right to vote, shares of Common Stock. In connection with the Board’s solicitation of proxies to be voted at the Annual Meeting, we are providing shareholders entitled to vote at the Annual Meeting with a Notice of Internet Availability (the “Notice”)
or this Proxy Statement, the 2025 Form 10‑K, and a Proxy Card or VIF. We are providing your Notice, Proxy Card, or
VIF in the form of a paper card or a unique control number that allows you to give your proxy voting instructions online or, for the Proxy Card or VIF, by phone. We refer to these materials collectively as the “Proxy Materials.” These materials provide important information about Mondelēz International and describe the voting procedures and the matters to be voted on at the Annual Meeting.
4.What is the difference between registered shareholders and beneficial shareholders?
Shareholders who hold Mondelēz International stock directly with our stock registrar and transfer agent, EQ
Shareowner Services, are registered shareholders. If you are a registered shareholder, the proxy distributors will send the Proxy Materials directly to you, and your vote instructs the proxies how to vote your shares.
Shareholders who hold stock indirectly through an account with an institutional or other nominee holder of stock, such as a broker or bank, are referred to as beneficial shareholders or shareholders “in street name.” If you are a beneficial shareholder, your broker, bank, or other nominee delivers the Proxy Materials to you, and your vote instructs your nominee how to vote your shares; your nominee in turn instructs the proxies how to vote your shares.
If you hold your shares beneficially in an employee benefit plan, your shares are voted by the trustee of the plan per your instructions. If you do not give instructions, your shares will be voted in accordance with the plan’s governing documents and applicable law.
5.How is Mondelēz International distributing Proxy Materials?
We are furnishing Proxy Materials to our shareholders primarily via “Notice and Access” delivery. On or about April 3,
2026, we mailed to our shareholders (other than those who previously requested email or paper delivery) the Notice containing instructions on how to access the Proxy Materials electronically.
If you receive the Notice by mail, you will not receive a printed copy of the Proxy Materials. Instead, the Notice instructs you how to access the Proxy Materials and vote by going to a secure website. However, if you received the Notice by mail and would like to receive paper copies of the Proxy Materials in the mail on a one‑time or ongoing basis, or if you would like to receive an electronic copy of the Proxy Materials by email on a one‑time or ongoing basis, follow the instructions in the Notice for making such a request.
The Notice is not a Proxy Card. You cannot use it to vote your shares.

118 | 2026 PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING Frequently Asked Questions About the Annual Meeting and Voting
6.How may I request printed copies of the Proxy Materials?
We will send printed paper copies of Proxy Materials, including the 2025 Form 10‑K, free of charge to any shareholder who requests copies in writing to: Shep Dunlap, Senior Vice President, Investor Relations,
Mondelēz International, Inc., 905 West Fulton Market, Suite 200, Chicago, Illinois 60607.
Shareholders may also request copies of these materials using one of the following methods:
•By telephone: Call, free of charge, 1‑866‑648‑8133 in the United States and Canada.
•Via the Internet: Access the Internet, go to www.proxydocs.com/MDLZ, and follow the instructions to log in and order copies. You can select from the following:
•your preference to receive (a) printed materials via mail or (b) an email with links to the electronic materials; and
•if you would like your election to apply to the delivery of materials for all future meetings.
•Via email: Please send a blank email to paper@investorelections.com with the control number that is printed on your Notice, Proxy Card, or VIF.
These materials are also available at www.proxydocs.com/MDLZ.
7.How do I vote my shares?
If you are a registered shareholder:
you hold your shares in your own name as a holder of record with our transfer agent, EQ Shareowner Services; you may authorize that your shares be voted at the Annual Meeting in one of the following ways:

By Internet	If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.
By Telephone	If you received a printed copy of the Proxy Materials, follow the instructions on the proxy card.
By Mail	If you received a printed copy of the Proxy Materials, complete, sign, date, and mail your proxy card in the enclosed, postage‑prepaid envelope.
In Person (Virtual)
You may also vote in person virtually by attending the meeting through www.proxydocs.com/MDLZ. To attend the Annual Meeting and vote your shares, you must register for the Annual Meeting and provide the control number located on your Notice or proxy card. See “Virtual Annual Meeting” above following the Notice of
2026 Annual Meeting of Shareholders for further information.

If you are a beneficial shareholder:
you hold your shares through a broker, bank, or other nominee (that is, in street name), you will receive instructions from your broker, bank, or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting. If you want to vote in person, virtually at the Annual Meeting, you must register in advance at www.proxydocs.com/MDLZ. You may be instructed to obtain a legal proxy from your broker, bank, or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process.
8.I am a participant in The Molson Coors Employees Retirement & Savings Plan and have investments in the
Mondelēz International Stock Fund. Can I vote? If so, how do I vote?
Yes, you are entitled to vote. Your Proxy Card or control number for voting electronically includes all shares allocated to your Mondelēz International Stock Fund account. Your vote directs the plan trustee how to vote the shares allocated to you.
In order to direct the plan trustee how to vote the shares held in your Mondelēz International Stock Fund account, you must vote these plan shares (whether by Internet, QR barcode, telephone, or mailed Proxy Card) by 11:59 p.m. EDT on
May 15, 2026. If the trustee does not receive your voting instructions or Proxy Card by that time, the trustee will vote the shares allocated to your account in the same proportion as the plan shares for which the trustee timely received voting instructions, unless doing so would be contrary to the Employee Retirement Income Security Act of 1974. Please
follow the instructions for registered shareholders described in Question 7 above to cast your vote. Note that although you may attend the Annual Meeting online, you may not vote shares held in your Mondelēz International Stock Fund account at the Annual Meeting.

2026 PROXY STATEMENT | 119

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING Frequently Asked Questions About the Annual Meeting and Voting
9.How do I vote if I participate in Mondelēz International’s Direct Purchase Plan?
If you hold shares in the Direct Purchase Plan, follow the instructions for registered shareholders described in Question
7 above to vote your shares. When you vote those shares, you will be voting all the shares you hold at our transfer agent as a registered shareholder. If you do not vote your shares, they will not be voted. PLEASE VOTE.
10.I hold CREST Depository Interests (“CDIs”) that represent entitlements to shares of Common Stock as a result of Mondelēz International’s acquisition of Cadbury in 2010. Can I vote the shares of Common Stock underlying my CDIs? If so, how do I vote?
Computershare Investor Services Plc (“Computershare”) will send all CREST Participants (including nominee companies and sponsored individuals) that hold CDIs a notice and Form of Proxy that allow these participants to vote prior to the Annual Meeting. If you hold your CDIs in CREST, you can vote the underlying shares by completing and sending the Form of Proxy to the Voting Agent, Computershare, or via CREST as detailed on the Form of Proxy.
Computershare must receive your vote by 3:00 p.m. London time on May 15, 2026. Computershare will then notify the
Registrar of the vote for the underlying shares and your vote will be included in the final tally for the Annual Meeting. If you wish to attend the meeting and/or vote at the Annual Meeting, you must notify Computershare 48 hours prior to the
Annual Meeting in writing or email at csnditeam@computershare.co.uk to receive a pin number for the meeting.
If Computershare holds your CDIs on your behalf within Mondelēz International Corporate Sponsored Nominee
Service, Computershare, as the international nominee for your CDIs, will send you a notice and Form of Direction. You may direct Computershare how to vote your underlying shares online or by returning your Form of Direction according to the instructions in the notice and Form of Direction by 3:00 p.m. London time on May 14, 2026. Computershare will then arrange to vote your underlying shares according to your instructions. If you wish to attend or vote at the Annual
Meeting, please inform Computershare 48 hours prior to the meeting to receive a letter of representation with respect to your CDI holding that will contain the pin number that will enable you to attend, submit a question, or vote your underlying shares at the Annual Meeting on Computershare’s behalf. You can notify Computershare by emailing them at csnditeam@computershare.co.uk or by calling the helpline on 0344 472 6005.
If another international nominee holds your CDIs on your behalf, your nominee may have its own arrangements in place to provide you with a separate notice of the Annual Meeting and proxy voting card with respect to your underlying shares. In that case, please follow your nominee’s voting instructions to direct your nominee how to vote your underlying shares. Please vote by the deadline stated on the nominee’s notice and proxy voting card.
If you hold CDIs and have questions about voting your shares of Common Stock underlying your CDIs, please contact
Computershare at +44 (0)344 472 6005.
11.May I change or revoke my vote?
Yes. If you are a registered shareholder, any subsequent vote you cast will replace your earlier vote. This applies whether you vote by mailing a Proxy Card or via QR barcode, telephone, or the Internet. You may also revoke an earlier vote by voting online at the Annual Meeting before the polls close. Alternatively, you may revoke your proxy by submitting a written revocation to the Corporate Secretary at Mondelēz International, Inc., 905 West Fulton Market,
Suite 200, Chicago, Illinois 60607.
If you are a beneficial shareholder, you must contact your broker, bank, or other nominee for specific instructions on how to change or revoke your vote.

120 | 2026 PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING Frequently Asked Questions About the Annual Meeting and Voting
12.What is the quorum requirement for the Annual Meeting?
We need a quorum of shareholders to validly hold the Annual Meeting. A quorum will be present if a majority of the outstanding shares of Common Stock entitled to vote as of the Record Date is represented at the Annual Meeting, either online or by proxy.
Abstentions and broker non‑votes (described in Question 15 below) will be counted for the purpose of determining whether a quorum is present for the Annual Meeting.
13.What vote is needed to elect directors?
To be elected in an uncontested election, such as at this Annual Meeting, a director nominee must receive a majority of the votes cast — i.e., more votes FOR than AGAINST. Abstentions and broker non‑votes (described in Question 15 below) are not considered votes cast and will have no effect on the vote outcome for these matters.
In an uncontested election, if an incumbent director nominated for re-election receives a greater number of votes
AGAINST than votes FOR, the director must tender a resignation to the Governance Committee for its consideration following certification of the election results. The Governance Committee then will recommend to the Board whether to accept the resignation. The director will continue to serve until the Board decides whether to accept the resignation, but will not participate in the committee’s recommendation or the Board’s action regarding whether to accept the resignation offer. The Board considers all factors it deems relevant to the Company’s best interests and will publicly disclose its decision and rationale within 90 days after certification of the election results. If the Board does not accept the director’s resignation, the director will continue to serve until the next annual meeting of shareholders or until the director’s successor is duly elected and qualified.
14.What vote is needed to approve the other proposals?
Approval of each of Item 2 (Advisory Vote to Approve Executive Compensation), Item 3 (Ratification of the Selection of
the Independent Registered Public Accountants), and Items 4 and 5 (Shareholder Proposals) also require a majority of votes cast — i.e., more votes FOR than AGAINST. Abstentions and broker non‑votes (described in Question 15 below)
are not considered votes cast and will have no effect on the vote outcome for Items 2, 4, and 5. We do not expect that there will be any broker non‑votes with respect to Item 3.
15.What are broker non‑votes?
If you are a beneficial shareholder, your vote instructs your broker, bank, or other nominee, as the holder of record, how to vote your shares. If you do not provide voting instructions to your broker, bank, or other nominee, your nominee has discretion to vote your shares only on matters classified as “routine” under stock exchange rules. If you do not provide voting instructions to your broker or other nominee, your nominee may in some cases vote the shares in their discretion, but are not permitted to vote on certain proposals and may elect not to vote on any of the proposals unless you provide voting instructions. If you do not provide voting instructions and the broker elects to vote your shares on some but not all matters, it will result in a “broker non‑vote” for the matters on which the broker does not vote. As a result, we urge you to direct your bank, broker, trustee, or other nominee on how to vote your shares on all proposals to ensure that your vote is counted.
16.Who bears the cost of soliciting votes for the Annual Meeting?
The Company bears the cost of the Company’s solicitation of your vote. The Company’s directors, officers, or employees may solicit proxies or votes in person, by telephone, or by electronic communication. They will not receive any additional compensation for these solicitation activities.
The Company will enlist the help of banks, brokers, and other nominee holders in soliciting proxies for the Annual
Meeting from their customers (i.e., beneficial shareholders) and reimburse those firms for related out‑of‑pocket expenses. We retained Sodali & Co to aid in soliciting votes for the Annual Meeting for a fee not to exceed $15,000, plus reasonable expenses.

2026 PROXY STATEMENT | 121

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING Frequently Asked Questions About the Annual Meeting and Voting
17.Two shareholders live at my address. Why did we only receive one set of Proxy Materials?
We have adopted procedures that allow us to deliver Proxy Materials more cost effectively. If you are a beneficial shareholder and you and other residents at your mailing address share the same last name and also own shares of
Common Stock in an account at the same broker, bank, or other nominee, your nominee delivered a single Notice or set of Proxy Materials to your address, unless you provided contrary instructions. This method of delivery is known as householding. Householding reduces the number of mailings you receive, saves on printing and postage costs, and helps the environment. Shareholders participating in householding continue to receive separate proxy cards and control numbers for voting electronically.
A shareholder who received a single Notice or set of Proxy Materials at a shared address may request a separate copy of the Notice or Proxy Materials by calling free of charge 1‑866‑648‑8133 in the United States and Canada or sending an email to paper@investorelections.com, with the control number that is printed on your Notice, Proxy Card, or VIF.
We will deliver promptly a separate copy of the Notice or Proxy Materials to a shareholder at a shared address to which a single copy was delivered, if requested. If you would like to opt out of householding for future deliveries of Proxy
Materials, please contact your broker, bank, or other nominee.
Beneficial shareholders who share an address and receive multiple copies of the Proxy Materials but want to receive only a single copy of these materials in the future should contact their broker, bank, or other nominee and make this request.
If you are a registered shareholder or hold your shares in an employee benefit plan, we sent you and each registered or plan shareholder at your address separate Notices or sets of Proxy Materials.
18.Are my votes confidential?
Yes. Your votes will not be disclosed to our directors, officers, or employees except:
•as necessary to meet applicable legal requirements and to assert or defend claims for or against us;
•in the case of a contested proxy solicitation;
•if you provide a comment with your proxy or otherwise communicate your vote to us outside of the normal procedures; or
•as necessary to allow the inspector of election to certify the results.
19.Who counts the votes and certifies the voting results?
Mediant, a BetaNXT Business, will receive and tabulate the proxies. Representatives of Mediant, a BetaNXT Business, will also act as the inspectors of election and will certify the results.
20.How do I find out the voting results?
We expect to announce preliminary voting results at the Annual Meeting. We will disclose final voting results in a
Current Report on Form 8‑K to be filed with the SEC. The Form 8‑K will be available at
http://ir.mondelezinternational.com/sec.cfm and on the SEC’s website at www.sec.gov.

122 | 2026 PROXY STATEMENT
2027 ANNUAL MEETING OF
SHAREHOLDERS

We currently anticipate holding the 2027 Annual Meeting of Shareholders on approximately the same date as this year’s Annual Meeting.

SHAREHOLDER NOMINATIONS AND PROPOSALS FOR THE 2027 ANNUAL MEETING
Shareholders should mail all nominations and proposals to the Corporate Secretary at Mondelēz International, Inc.,
905 West Fulton Market, Suite 200, Chicago, Illinois 60607.
You may obtain a copy of the By-Laws from the Corporate Secretary (please make a written request to the same address) or by visiting www.mondelezinternational.com/investors/corporate-governance.
Shareholder Director Candidates for Possible Inclusion in the Company’s 2027 Proxy Materials (“Proxy Access”)
The By-Laws provide for proxy access. One or more shareholders may nominate and include in the 2027 proxy materials director nominees provided that the shareholder(s) and the nominee(s) satisfy the terms, conditions, and requirements specified in the By-Laws. The key parameters are:
•Minimum Ownership Threshold: the nominating shareholder(s) must own 3% or more of the outstanding
Common Stock;
•Ownership Duration: such Common Stock must have been held continuously for at least three years;
•Nominating Group Size: a nominating shareholder group cannot consist of more than 20 shareholders; and
•Number of Nominees: appropriate shareholders may nominate the greater of 20% of the Board or two nominees.
To be included in the proxy materials for the 2027 Annual Meeting of Shareholders, the Corporate Secretary must receive the required written notice and required information specified in the By-Laws on or before December 4, 2026.
Shareholder Proposals for Possible Inclusion in the Company’s 2027 Proxy Materials
Under SEC Rule 14a-8, a shareholder may submit a proposal for possible inclusion in the 2027 proxy materials for an annual meeting of shareholders. The Corporate Secretary must receive the proposal and other required information at our principal executive offices not later than 120 calendar days before the one-year anniversary date of the proxy statement’s release for the previous year’s annual meeting. Accordingly, to be considered for inclusion in the proxy materials for the 2027 Annual Meeting of Shareholders, the Corporate Secretary must receive a shareholder’s submission of a proposal on or before the close of business on December 4, 2026.
Other Proposals and Nominations for the 2027 Annual Meeting
Under the By-Laws, a shareholder may nominate a candidate for election as a director or propose business for consideration at an annual meeting of shareholders (but, in either case, not for inclusion in the proxy materials) by delivering written notice that contains certain required information to the Corporate Secretary and otherwise complying with other requirements included in our By-Laws (which includes information required under Rule 14a-19). To be considered at the 2027 Annual Meeting of Shareholders, the Corporate Secretary must receive a shareholder’s written notice of nomination or proposal between January 20, 2027, and February 19, 2027. If we change the date of an annual meeting by more than 30 days from the date of this year’s annual meeting, then we must receive this written notice no later than 60 days before the date of the annual meeting.
Laura Stein
Executive Vice President, Corporate & Legal Affairs,
General Counsel and Corporate Secretary

2026 PROXY STATEMENT | 123
ANNEX A: FINANCIAL
MEASURES DEFINITIONS

We report our financial results in accordance with U.S. GAAP. However, we use non-GAAP financial measures in making financial, operating, and planning decisions, and in evaluating our performance. Therefore, we also base financial targets for our AIP and PSU grants on non-GAAP and other financial measures. The chart below defines each measure and describes the adjustments to the related GAAP measure (if applicable), modifications to our non-GAAP measures for purposes of our compensation targets and our reasons for using these measures. (See our 2025 Form
10-K for additional information on our non-GAAP financial measures and definitions of terms used in the Definitions column below.)

Measures	Definitions (Including Adjustment to GAAP Measure)	Modifications	Rationale
Organic Volume Growth (AIP)	Organic Volume is defined as volume excluding the impacts of: •acquisitions; •divestitures; and •operating results from short‑term distributor agreements.		Reflects the volume growth rates for our base business by eliminating the impact of certain disclosed one-time factors, facilitating comparisons to prior year(s).
Organic Net Revenue Growth (AIP and PSUs)
Organic Net Revenue is defined as net revenues (the
most comparable U.S. GAAP financial measure)
excluding the impacts of:
•acquisitions;
•divestitures;
•operating results from short‑term distributor
agreements; and
•currency-related items (reflect the impacts of
extreme pricing and year-over-year currency
translation rate changes).
		Organic Net Revenue Growth: Defined as the year-over-year growth of Organic Net Revenue based on the definition of Organic Net Revenue used for each year of the three- year performance cycle.	Reflects the revenue growth rates for our base business by eliminating the impact of certain disclosed one-time factors, facilitating comparisons to prior year(s).
Adjusted Gross Profit Growth (AIP)
Adjusted Gross Profit is defined as gross profit (the
most comparable U.S. GAAP financial measure)
excluding the impacts of:
•restructuring charges;
•mark-to-market impacts from commodity and foreign
currency derivative contracts economically hedging
forecasted transactions;
•acquisition-related items;
•divestiture-related items;
•operating results from short‑term distributor
agreements;
•incremental costs due to the war in Ukraine;
•ERP System Implementation costs; and
•remeasurement of net monetary position.
		Adjusted Gross Profit Growth: Defined as the year-over-year constant currency growth of Adjusted Gross Profit calculated at prior year currency exchange rates.	Indicator of overall business trends and performance, based on what business leaders can control.

124 | 2026 PROXY STATEMENT

ANNEX A: FINANCIAL MEASURES DEFINITIONS

Measures	Definitions (Including Adjustment to GAAP Measure)	Modifications	Rationale
Adjusted Operating Income Growth (AIP)
Adjusted Operating Income is defined as operating
income (the most comparable U.S. GAAP financial
measure) excluding the impacts of:
•restructuring charges;
•intangible asset impairment charges;
•mark‑to‑market impacts from commodity and foreign
currency derivative contracts economically hedging
forecasted transactions;
•divestiture-related items;
•acquisition-related items;
•operating results from short‑term distributor
agreements;
•the European Commission legal matter;
•incremental costs due to the war in Ukraine;
•ERP System Implementation costs;
•remeasurement of net monetary position of highly
inflationary countries;
•pension participation changes; and
•resolution of tax matters.
		Adjusted Operating Income Growth: Defined as the year-over-year constant currency growth of Adjusted Operating Income calculated at prior year currency exchange rates.	Indicator of overall business trends and performance, based on what business leaders can control.
Adjusted EPS Growth (PSUs)
Adjusted EPS is defined as diluted EPS attributable to
Mondelēz International from continuing operations (the
most comparable U.S. GAAP financial measure)
excluding the impacts net of the related income tax
effects of:
•restructuring charges;
•intangible asset impairment charges;
•mark‑to‑market impacts from commodity and foreign
currency derivative contracts economically hedging
forecasted transactions;
•acquisition-related items;
•divestiture-related items;
•operating results from short‑term distributor
agreements;
•ERP System Implementation costs;
•remeasurement of net monetary position of highly
inflationary countries;
•pension participation charges;
•resolution of tax matters;
•the European Commission legal matter;
•initial impacts from enacted tax law changes;
•incremental costs due to the war in Ukraine;
•gains or losses on marketable securities; and
•gains or losses on equity method
investment transactions.

Adjusted EPS Growth:
Defined as the year-over-
year constant currency
growth calculated at prior
year currency exchange
rates and based on the
definition of Adjusted EPS
used for each year of the
three-year performance
cycle.
Indicator of overall business trends and performance, based on what business leaders can control.
Free Cash Flow (AIP)	Free Cash Flow is defined as Net Cash Provided By Operating Activities less capital expenditures.		Reflects financial liquidity, working capital efficiency, and financial health.

2026 PROXY STATEMENT | 125

ANNEX A: FINANCIAL MEASURES DEFINITIONS
Items included in the adjustments to our GAAP measures are defined as follows:
Restructuring charges – Includes restructuring charges incurred under the Simplify to Grow Program as well as other subsequent restructuring actions starting in the fourth quarter of 2025. The Simplify to Grow program comprised charges such as severance, asset write-downs and other costs of implementing that program, partially offset by gains on sales of assets disposed of in connection with the program. We completed the Simplify to Grow Program in the fourth quarter of 2024. Following the completion of the program, any adjustments to the liabilities for previously recorded charges continue to be reflected within this item. Beginning in the fourth quarter of 2025, we started implementing new restructuring actions to reduce our cost structure and streamline our operations. The charges associated with these actions primarily relate to severance and other implementation costs.
Intangible asset impairment charges – Reflects non-cash impairments of certain of our brands in connection with our indefinite-life intangible asset impairment testing.
Mark-to-market impacts from derivatives – We exclude unrealized gains and losses (mark-to-market impacts)
from commodity and foreign currency derivative contracts economically hedging forecasted transactions from our non-GAAP earnings measures. The mark-to-market impacts of those derivatives are excluded until the related gains or losses are realized. Since we purchase commodity and foreign currency derivative contracts to mitigate price volatility primarily for inventory requirements in future periods, we make this adjustment to remove the volatility of these future inventory purchases on current operating results to facilitate comparisons of our underlying operating performance across periods.
Acquisition-related items – Includes acquisition-related costs, acquisition integration costs, contingent consideration adjustments, inventory step-ups and gains from acquisitions. Acquisition-related costs include third-party advisor, investment, banking and legal fees. Acquisition integration costs include costs related to the integration of operations from acquisitions. Contingent consideration adjustments include any changes made to contingent compensation liabilities for earn-outs related to acquisitions that do not relate to recurring employee compensation expense. Other acquisition-related items include incremental costs from inventory step-ups associated with acquired companies related to the fair market valuation of the acquired inventory and acquisition gains from the remeasurement of an existing noncontrolling investment to fair value when the company acquires a controlling interest in the investee.
Divestiture-related items – Includes operating results from divestitures, divestiture-related costs and gains/(losses) on divestitures. Divestitures may include sales of businesses, exits of major product lines upon completion of a sale or licensing agreement or sales of equity method investments. Divestiture-related costs include costs incurred in relation to the preparation and completion of divestiture transactions (including one-time costs such as severance related to the elimination of stranded costs) as well as costs incurred associated with publicly announced processes to sell businesses. For 2024 and 2023, operating results from divestitures also include the operating results from the company’s JDE Peet’s equity method investment earnings, which was sold in the fourth quarter of 2024.
Operating results from short-term distributor agreements – Reflects the operating results from short-term distributor agreements that have been executed in conjunction with the sale of a business. Our agreement with the buyer of the developed market gum business to distribute gum products in certain European markets ended in the first quarter of 2024.
Incremental costs due to war in Ukraine – In February 2022, Russia began a military invasion of Ukraine and we temporarily stopped our production and closed our manufacturing facilities in Trostyanets and Vyshhorod due to damage incurred during the conflict. In the second quarter of 2024, we fully resumed production at both facilities after completing targeted repairs. Incremental costs incurred by the company related to the ongoing war in Ukraine relate to asset write-downs, net of recoveries as well as other costs, including committed compensation.

126 | 2026 PROXY STATEMENT

ANNEX A: FINANCIAL MEASURES DEFINITIONS
European Commission legal matter – In November 2019, the European Commission informed us that it initiated an investigation into our alleged infringement of European Union competition law through certain practices allegedly restricting cross-border trade within the European Economic Area. We reached a negotiated resolution to this matter in the second quarter of 2024. We adjusted our accrual accordingly and fulfilled our payment obligation in August 2024.
Due to the unique nature of this matter, we believe it to be infrequent and unusual and therefore exclude it from our non-GAAP earnings measures to better facilitate comparisons of our underlying operating performance across periods.
ERP System Implementation costs – In July 2024, our Board of Directors approved funding of $1.2 billion for a multi-
year systems transformation program to upgrade our global ERP and supply chain systems, which is comprised of both capital expenditures and operating expenses, of which a majority is expected to be operating expenses. The ERP
System Implementation program will be implemented by region in several phases with spending continuing over the next three years, with expected completion by year-end 2028. The operating expenses associated with the ERP
System Implementation represent incremental transformational costs above the normal ongoing level of spending on information technology to support operations. These expenses include third-party consulting fees, direct labor costs associated with the program, accelerated depreciation of our existing SAP financial systems and various other expenses, all associated with the implementation of our information technology upgrades.
Remeasurement of net monetary position of highly inflationary countries – Our operations in Argentina, Türkiye,
Egypt and Nigeria are currently accounted for as highly inflationary. We exclude remeasurement gains and losses of the monetary assets and liabilities of our subsidiaries in highly inflationary economies and the realized gains and losses from derivatives that mitigate the foreign currency volatility related to the remeasurement of the respective monetary assets or liabilities from our non-GAAP earnings measures to facilitate comparisons of our underlying operating performance across periods.
Pension participation changes – Consists of the charges incurred, primarily gains or losses from pension curtailments and settlements, including settlement losses from the full or partial buy-out of our pension plans, as well as costs incurred when employee groups are withdrawn from multiemployer pension plans. We exclude these charges from our non-GAAP results because those amounts do not reflect our ongoing pension obligations.
Resolution of tax matters – Consists of the reversals and settlements of unusual and significant indirect tax matters.
Due to the unique nature of these resolutions, we believe it to be infrequent and therefore exclude it from our non-
GAAP earnings measures to better facilitate comparisons of our underlying operating performance across periods.
Initial impacts from enacted tax law changes – Initial impacts from enacted tax law changes include items such as the remeasurement of deferred tax balances and transition taxes from tax reforms. We exclude initial impacts from enacted tax law changes from our non-GAAP financial measures as they do not reflect our ongoing tax obligations under the enacted tax law.
Gains and losses on marketable securities – We exclude gains and losses associated with the sale of our marketable securities. These marketable securities gains or losses are not indicative of underlying operations and are excluded to better facilitate comparisons of our underlying operating performance across periods.
Gains and losses on equity method investment transactions – We exclude gains and losses from partial or full sales of equity method investments, as well as impairments or other non-routine transactions related to those investments. In addition, we also exclude from our non-GAAP financial measures any gains or losses realized on economic hedges of sales proceeds from our equity method investment transactions.

2026 PROXY STATEMENT | 127

ANNEX A: FINANCIAL MEASURES DEFINITIONS GAAP to Non‑GAAP Reconciliations

GAAP TO NON‑GAAP RECONCILIATIONS

Net Revenues to Organic Net Revenue (In millions of U.S. dollars) (Unaudited)	For the Twelve Months Ended December 31,
	2025	2024	% Change
Reported (GAAP)	$38,537	$36,441	5.8%
Divestitures	(34)	(41)
Acquisitions	(316)	—
Operating results from short-term distributor agreements	—	(25)
Currency-related items	(241)	—
Organic (Non‑GAAP)	$37,946	$36,375	4.3%

Gross Profit to Adjusted Gross Profit (In millions of U.S. dollars) (Unaudited)	For the Twelve Months Ended December 31,
	2025	2024	$ Change	% Change
Reported (GAAP)	$10,935	$14,257	$(3,322)	(23.3)%
Restructuring charges	(3)	30	(33)
Mark‑to‑market losses/(gains) from derivatives	1,345	(550)	1,895
Acquisition-related items	(2)	15	(17)
Divestiture-related items	1	(2)	3
Operating results from short-term distributor agreements	—	(3)	3
Incremental costs due to war in Ukraine	1	2	(1)
ERP System Implementation costs	27	14	13
Remeasurement of net monetary position	(1)	—	(1)
Adjusted (Non‑GAAP)	$12,303	$13,763	$(1,460)	(10.6)%
Currency-related items	(105)	—	(105)
Adjusted @ Constant FX (Non‑GAAP)	$12,198	$13,763	$1,565	(11.4)%

Operating Income to Adjusted Operating Income (In millions of U.S. dollars) (Unaudited)	For the Twelve Months Ended December 31,
	2025	2024	$ Change	% Change
Reported (GAAP)	$3,548	$6,345	$(2,797)	(44.1)%
Restructuring charges	(3)	149	(152)
Intangible asset impairment charges	33	153	(120)
Mark‑to‑market losses/(gains) from derivatives	1,341	(543)	1,884
Acquisition-related items	(10)	(313)	303
Divestiture-related items	(17)	(2)	(15)
Operating results from short-term distributor agreements	—	(2)	2
European Commission legal matter	—	(3)	3
Incremental costs due to war in Ukraine	1	3	(2)
ERP System Implementation costs	163	78	85
Remeasurement of net monetary position	34	31	3
Resolution of tax matters	(16)	—	(16)
Adjusted (Non‑GAAP)	$5,074	$5,896	$(822)	(13.9)%
Currency-related items	(94)	—	(94)
Adjusted @ Constant FX (Non‑GAAP)	$4,980	$5,896	$(916)	(15.5)%

128 | 2026 PROXY STATEMENT

ANNEX A: FINANCIAL MEASURES DEFINITIONS GAAP to Non‑GAAP Reconciliations

Diluted EPS to Adjusted EPS(1) (Unaudited)	For the Twelve Months Ended December 31,
	2025	2024	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$1.89	$3.42	$(1.53)	(44.7)%
Restructuring charges	—	0.09	(0.09)
Intangible asset impairment charges	0.02	0.08	(0.06)
Mark‑to‑market losses/(gains) from derivatives	0.83	(0.32)	1.15
Acquisition-related items	0.01	(0.17)	0.18
Divestiture‑related items	—	(0.08)	0.08
ERP System Implementation costs	0.10	0.04	0.06
Remeasurement of net monetary position	0.03	0.02	0.01
Pension participation changes	0.20	0.01	0.19
Resolution of tax matters	(0.02)	—	(0.02)
Initial impacts from enacted tax law changes	0.01	0.02	(0.01)
Gain on marketable securities	(0.02)	—	(0.02)
(Gain)/loss on equity method investment transactions	(0.13)	0.24	(0.37)
Adjusted EPS (Non‑GAAP)	$2.92	$3.35	$(0.43)	(12.8)%
Currency-related items	(0.06)	—	(0.06)
Adjusted EPS @ Constant FX (Non‑GAAP)	$2.86	$3.35	$(0.49)	(14.6)%
(1)The tax expense/(benefit) of each of the pre-tax items excluded from our GAAP results was computed based on the facts and tax assumptions associated with each item, and such impacts have also been excluded from Adjusted EPS.
•2025 taxes for the: Intangible asset impairment charges were $(5) million, mark-to-market losses from derivatives were $(261) million, acquisition-related items were $22 million, ERP System Implementation costs were $(39) million, remeasurement of net monetary position were zero, pension participation changes were $(87) million, resolution of tax matters were $10 million, initial impacts from enacted tax law changes were $13 million, gain on marketable securities were $(21) million, and gain on equity method investment transactions were zero.
•2024 taxes for the: Restructuring charges were $(36) million, intangible asset impairment charges were $(40) million, mark-to-market gains from derivatives were $107 million, acquisition-related items were $88 million, divestiture-related items were $1 million, ERP System implementation costs were $(19) million, remeasurement of net monetary position were zero, pension participation changes were $(3) million, initial impacts from enacted tax law changes were $24 million and loss on equity method investment transactions were $4 million.

Net Cash Provided by Operating Activities to Free Cash Flow (In millions of U.S. dollars) (Unaudited)	For the Twelve Months Ended December 31, 2025
Net Cash Provided by Operating Activities (GAAP)	$4,514
Capital Expenditures	(1,279)
Free Cash Flow (Non‑GAAP)	$3,235

Mondelēz International | OUR BOARD AT A GLANCE

DIRECTOR NOMINEES AT A GLANCE

COMMITTEE KEY
- A Audit
- F Finance
- GS Governance Membership and Sustainability
- PC People and Compensation
- * Alternate member
- Chair

TENURE

6 YEARS
Average tenure

0-3 years	4
4-9 years	4
10 years and over	2

AGE

65 YEARS
Average age

50's	1
60	8
70's	1

GLOBAL PERSPECTIVE

ALL 10
of our Board have global business and other internal experience

Information regarding each director nominee on this page is as of March 11, 2026, unless otherwise noted

Mondelēz International

P.O. BOX 8016, CARY, NC 27512-9903

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Mondelēz International, Inc.

Annual Meeting of Shareholders

For shareholders of record as of March 11, 2026

Wednesday, May 20, 2026 9:00 AM, Central Daylight Time

Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/MDLZ for more details.

YOUR VOTE IS IMPORTANT!

PLEASE VOTE BY: 9:00 AM, Central Daylight Time, May 20, 2026.

Internet:

www.proxypush.com/MDLZ

- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:

1-866-520-4139

- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:

- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:

You must register to attend the meeting online and/or participate at www.proxydocs.com/MDLZ

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Laura Stein and Jamie L. East (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of Mondelêz International, Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

WHEN PROPERLY EXECUTED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. In the event that any of the nominees named on the reverse side of this form are unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

If you are a participant in The Molson Coors Employees Retirement & Savings Plan, you are directing those plans' trustees how to vote the shares allocated to your account(s). If your voting instructions are not received by 11:59 p.m. EDT on May 15, 2026, the trustee will vote the shares allocated to your account(s) in the same proportion as the respective plan shares for which voting instructions have been received, unless contrary to ERISA.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Mondelēz International, Inc. Annual Meeting of Shareholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR each of the nominees in Proposal 1 and **FOR** Proposals 2 and 3
AGAINST Proposals 4 and 5

PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1. To elect as directors the 10 director nominees named in the Proxy Statement				
	FOR	AGAINST	ABSTAIN	
1.01 Ertharin Cousin	☐	☐	☐	FOR
1.02 Cees ‘t Hart	☐	☐	☐	FOR
1.03 Nancy McKinstry	☐	☐	☐	FOR
1.04 Brian J. McNamara	☐	☐	☐	FOR
1.05 Jorge S. Mesquita	☐	☐	☐	FOR
1.06 Jane Hamilton Nielsen	☐	☐	☐	FOR
1.07 Paula A. Price	☐	☐	☐	FOR
1.08 Patrick T. Siewert	☐	☐	☐	FOR
1.09 Michael A. Todman	☐	☐	☐	FOR
1.10 Dirk Van de Put	☐	☐	☐	FOR
	FOR	AGAINST	ABSTAIN	
2. To approve, on an advisory basis, the Company’s executive compensation	☐	☐	☐	FOR
3. To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accountants for the fiscal year ending December 31, 2026	☐	☐	☐	FOR
4. Shareholder proposal requesting a report on objective evaluation of plastics packaging policies	☐	☐	☐	AGAINST
5. Shareholder proposal requesting adoption of an independent board chairman policy	☐	☐	☐	AGAINST

NOTE: Such other business properly presented at the meeting or any adjournment or postponement thereof.

You must register to attend the meeting online and/or participate at www.proxydocs.com/MDLZ
Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) Date

Signature (if held jointly) Date